UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☑	Definitive Proxy Statement
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Mattel, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026
Proxy Statement and Notice of Annual Meeting of Stockholders

Dear Fellow Stockholders,

Mattel proudly celebrated its 80th anniversary in 2025. We continue to be guided by our mission to create innovative products and experiences that inspire fans, entertain audiences, and develop children through play, and our purpose, to empower generations to explore the wonder of childhood and reach their full potential.
2025 was marked by uncertainty in U.S. trade dynamics that affected retailer ordering patterns for much of the year. Looking at our full year financial performance, gross billings was comparable to the prior year, with consumer demand positive for the year and in each of our four regions. Full year net sales decreased 1% compared to the prior year, with growth in
International offset by a decline in North America. Our supply chain excelled in a volatile environment, adjusting for the shift in shipping patterns from direct import to domestic fulfillment, and our teams effectively managed our owned inventory to finish the year well positioned for 2026.
As it relates to our full year portfolio performance, Vehicles grew strongly, Challenger categories[1] combined grew, driven by outstanding performance in Action Figures, while Dolls and Infant, Toddler, and Preschool declined. We gained market share in 2025 in key categories globally, including Vehicles, Dolls, Action Figures, and Traditional Games,[2] and
Hot Wheels’ and UNO’s strong momentum continued. Mattel Brick Shop had a very successful launch year and is on its way to becoming an important growth driver for us.
We continued to execute on our Optimizing for Profitable Growth cost savings program, with full year savings totaling $89 million and cumulative savings of $172 million since launching the program in 2024. We are tracking ahead of our three-year $200 million savings target, and in the fourth quarter of 2025 increased the program’s total gross cost savings target to
$225 million, which we expect to complete by the end of 2026.
Mattel ended 2025 with a strong balance sheet, including $1.2 billion in cash, after repurchasing $600 million of shares during the year. Since resuming share repurchases in
2023, we bought back more than $1.2 billion of shares, representing approximately 18% of shares outstanding.[3]

Ynon Kreiz
Chairman and CEO

Roger Lynch
Independent Lead Director
Over the last few years, we have successfully broadened our reach outside of toys into accretive entertainment verticals and expanded to new audiences and fans, including adults. Reflecting this, in early 2026, we introduced our new brand-centric strategy to grow our intellectual property (“IP”) driven play and family entertainment business, bringing together two important and fundamental concepts. The first is the continued expansion beyond physical product, with content, licensing, and digital games as key high-margin growth drivers. The second is an increased orientation around brand management, which will allow us to capture the full value of our IP across both toys and entertainment.
The five key priorities of our strategy are: to grow our toy brands with more breakthrough innovation and adult fans and collectors, and continue to evolve our demand creation; to expand our direct-to-consumer and commercial reach through first party data, retail development, and new channels; to broaden our content offering in film, television, and short-form content, accelerate licensing in consumer products, location-based entertainment, and publishing, and expand with new business models; to scale digital play through mobile games self-publishing, Mattel163 mobile games studio, licensing, and creator platforms; and to optimize operations and leverage artificial intelligence across our systems and supply chain.
Looking ahead, 2026 will be an important year for Mattel as we implement our brand-centric strategy to grow our IP-driven play and family entertainment business. We expect growth to be driven by innovation in toys, major partnerships with leading
IP owners, and an inflection in our entertainment offering. This year, two movies based on Mattel IP, Masters of the Universe in
June 2026 and Matchbox in October 2026, are scheduled for release, and we expect exciting momentum in digital play, including the release of our first two self-published games, amplified by the full acquisition of Mattel163 mobile games studio earlier this year.

2	Mattel, Inc.

Dear Fellow Stockholders
Consistent with our capital allocation priorities, we will be making strategic investments in new capabilities, technology, and infrastructure to scale our organic business and accelerate growth. These investment decisions follow a rigorous assessment that identified opportunities for capital deployment within our capital light framework in highly accretive growth areas, which we believe will enable us to capture more value from IP, faster. While in aggregate these investments will impact our profit in 2026, we expect them to yield high returns and drive incremental growth in top and bottom lines in 2027 and beyond.
Given the strength of our balance sheet and cash flow, and our confidence in our strategic plan, Mattel’s Board of Directors authorized earlier this year a new $1.5 billion share repurchase program, which we expect to complete by the end of 2028.
Our commitment to corporate citizenship is ongoing, as is our aim to foster an environment that attracts incredibly talented people and provides a culture of respect and belonging. Mattel is consistently recognized for its workplace culture by leading publications and institutions, such as Fast Company, Newsweek, and Great Place to Work Institute, among many others.
Mattel’s Board of Directors is committed to industry-leading governance practices that enhance long-term stockholder value creation. Our Board represents a range of experience and perspectives, which align with our business strategy and enable effective strategic and risk oversight. Active, year-round stockholder engagement continues to be a priority for our Board.
During 2025, we engaged with stockholders representing approximately 45% of our outstanding shares. The input we received from investors was shared with our Governance and Social Responsibility Committee and the Board, providing stockholder perspectives on Mattel’s business strategy, Board, governance, compensation, and sustainability practices.
We would like to thank the entire Mattel team for their dedication, and we thank you, our stockholders, for your ongoing support.
We believe we are well positioned to execute our strategy and create long-term stockholder value and look forward to sharing our progress.
Sincerely,

Ynon Kreiz Chairman and Chief Executive Officer	Roger Lynch Independent Lead Director
(1)Mattel’s Challenger categories collectively refer to its Action Figures, Building Sets, Games, and Other Category
(2)Source for market share data: Circana, LLC, Retail Tracking Service, G10 (US, CA, MX, BR, SP, UK, DE, IT, FR, AU), Dolls, Vehicles, Infant, Toddler, and Preschool, and Action Figures &
Acc Supercategories, Games Excl Trade Card Game Subsegment, Projected USD, Jan - Dec 2025
(3)Shares repurchased from February 10, 2023 to December 31, 2025; 18% of shares outstanding based on Mattel’s total shares outstanding as of February 10, 2023

2026 Proxy Statement	3

Mattel, Inc. Notice of 2026 Annual Meeting
of Stockholders

Date and Time May 28, 2026 at 1:00 p.m. (Los Angeles time)	Virtual Meeting You may attend the virtual meeting by visiting: www.virtualshareholdermeeting.com/MAT2026	Record Date Holders of record of Mattel common stock at the close of business on March 30, 2026
We will consider and act on the following matters of business at our 2026 annual meeting of stockholders (“2026 Annual Meeting”):

Matter		The Board’s Recommendations

Proposal 1:	Election of the ten director nominees named in the Proxy Statement	FOR each Director Nominee

Proposal 2:	Ratification of the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2026	FOR

Proposal 3:	Advisory vote to approve named executive officer compensation	FOR

Proposal 4:	Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan	FOR

Such other business as may properly come before the 2026 Annual Meeting

Stockholders of record as of the close of business on March 30, 2026 will be able to attend the 2026 Annual Meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/MAT2026. To participate in the meeting, stockholders of record must have the 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”) or on your proxy card if you receive the proxy materials by mail.
If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through the
www.ProxyVote.com website, then you may access, participate in, and vote at the 2026 Annual Meeting with the 16-digit control number indicated
on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the 2026 Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the 2026 Annual Meeting. You will only be able to attend the 2026 Annual Meeting virtually via the webcast.
Whether or not you expect to attend the 2026 Annual Meeting online, please vote as soon as possible so that your shares will be represented and voted at the 2026 Annual Meeting.
By Order of the Board of Directors

Jonathan Anschell Secretary El Segundo, California April 14, 2026	How To Vote

Internet
www.ProxyVote.com (prior to May 28, 2026). Attend our annual meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website (during the meeting)

	Telephone 1-800-690-6903	Mail Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting to be held on
May 28, 2026. The proxy statement (“Proxy Statement”) and the Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 (“2025 Annual Report”) are available at https://investors.mattel.com/financials/annual-reports.

4	Mattel, Inc.

Table of Contents

2025 Business and Strategic Overview				6

Mattel Purpose and Mission		7	Mattel Strategy	7

Proxy Summary				8

Voting Matters and Board Recommendations		8	Ongoing Stockholder Engagement Program	11
Director Nominees		9	Executive Compensation Highlights	12
Director Nominees Snapshot		10	Human Capital Management	16
Corporate Governance Highlights		10

Corporate Governance at Mattel				17

Proposal 1	Election of Directors	17	Board Structure	31
Director Nominee Skills, Experience, and Attributes		18	Risk Oversight	36
Director Nominees for Election		19	Board Accountability and Effectiveness	37
Board Composition and the Director Nomination Process		29	Non-Employee Director Compensation	40

Audit Matters				43

Proposal 2	Ratification of Selection of Independent Registered Public Accounting Firm for the Year Ending December 31, 2026	43	Fees Incurred for Services by PricewaterhouseCoopers LLP	46

Report of the Audit Committee		44

Compensation at Mattel				47

Proposal 3	Advisory Vote to Approve Named Executive Officer Compensation	47	Summary Compensation Table	66
			Grants of Plan-Based Awards in 2025	67
Executive Officers		48	Outstanding Equity Awards at 2025 Year End	69
Compensation Discussion and Analysis		50	Option Exercises and Stock Vested in 2025	71
2025 Named Executive Officers		50	2025 Nonqualified Deferred Compensation	71
2025 Business Overview		50	Potential Payments Upon Termination or Change of Control	73
Elements of Compensation		54
2025 Individual Performance Assessments		56	Estimated Potential Payments	76
Stock-Based Long-Term Incentives		58	Pay Ratio of CEO to Median Employee	78
How Compensation is Determined		61	Pay versus Performance	78
Important Policies, Governance, and Guidelines		63	Report of the Compensation Committee	81
Executive Compensation Tables		66

2026 Proxy Statement	5

Proposal 4	Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan	82	Summary of the 2026 Restatement	84
			Estimate of Benefits; New Plan Benefits	88
			History of Grants Under the 2010 Plan	89
Background and Purpose of the 2026 Restatement		82	Certain Material U.S. Federal Income Tax Consequences	89
Share Reserve Under the 2026 Restatement		83

Stock Ownership and Reporting				91

Principal Stockholders		91	Equity Compensation Plan Information	93
Security Ownership of Management and the Board		92

2026 Annual Meeting and Voting Information				94

General Meeting Information		94	Deadline for 2027 Proposals and Nominations	98
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting		94

Glossary of Non-GAAP Financial Measures and Non-GAAP Reconciliations				100

Management Incentive Non-GAAP Financial Measures				101

Other Matters that May Come Before the 2026 Annual Meeting				102

Appendix A - Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan				A-1
Forward-looking statements. Mattel cautions the reader that this Proxy Statement contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The use of words such as “anticipates,” “expects,” “intends,”
“plans,” “projects,” “looks forward,” “confident that,” “believes,” and “targeted,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic, and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors or combination of factors, many of which are beyond Mattel’s control, may cause actual results or outcomes, or the timing of those results or outcomes, to differ materially from those contained in any forward-looking statements, including, but not limited to, the risks and uncertainties as may be described in Mattel’s filings with the Securities and Exchange Commission, including the “Risk Factors”
section of Mattel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequent periodic filings, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so, except as required by law. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not part of or incorporated by reference into this Proxy Statement. References to
“Mattel,” the “Company,” “we,” “us,” or “our” in this Proxy Statement refer to Mattel, Inc. and/or one or more of its subsidiaries.

6	Mattel, Inc.

2025 Business and Strategic Overview
2025 was marked by uncertainty in U.S. trade dynamics that affected retailer ordering patterns for much of the year. Looking at our full year financial performance, gross billings was comparable to the prior year, with consumer demand positive for the year and in each of our four regions. Full year net sales decreased 1% compared to the prior year, with growth in International offset by a decline in North America. Our supply chain excelled in a volatile environment, adjusting for the shift in shipping patterns from direct import to domestic fulfillment, and our teams effectively managed our owned inventory to finish the year well positioned for 2026.
We continued to execute on our Optimizing for Profitable Growth cost savings program, with full year savings totaling $89 million and cumulative savings of $172 million since launching the program in 2024. We are tracking ahead of our three-year $200 million savings target, and in the fourth quarter of 2025 increased the program’s total gross cost savings target to $225 million, which we expect to complete by the end of 2026.
Mattel ended 2025 with a strong balance sheet, including $1.2 billion in cash, after repurchasing $600 million of shares during the year. Since resuming share repurchases in 2023, we bought back more than $1.2 billion of shares, representing approximately
18% of shares outstanding.(1)
Business highlights in 2025 include the following:
•Full year net sales declined 1%, as compared to the prior year
•Gross margin decreased 210 basis points to 48.7%
•Earnings per share declined from $1.58 in the prior year to $1.24
•Grew global market share across key categories, including Vehicles, Dolls, Action Figures, and Traditional Games(2)
•Ranked #1 globally in each of our leader categories: Dolls, Vehicles, and Infant, Toddler, and Preschool, with Barbie, Hot
Wheels, and Fisher-Price each the #1 global property in their respective categories(2)
•Executed $600 million senior notes offering, our first investment grade senior notes issuance since 2016
•Launched Mattel Brick Shop, a new brand that is on its way to becoming an important growth driver
•Entered into a strategic collaboration with OpenAI to support AI-powered products and experiences based on Mattel’s brands and to incorporate OpenAI’s advanced AI tools into business operations
•Expanded and renewed strategic partnerships with leading IP owners, including Netflix with KPop Demon Hunters, DC, and
Disney Pixar with Toy Story 5
•Launched Mattel Studios, unifying film and television divisions to support creation of standout quality content that will resonate with global audiences
•Continued to advance our theatrical slate with two movies scheduled for release in 2026, Masters of the Universe in June and
Matchbox: The Movie in October
•Announced new brand-centric organization and integrated operating model to grow our IP-driven play and family entertainment business
(1)Shares repurchased from February 10, 2023 to December 31, 2025; 18% of shares outstanding based on Mattel’s total shares outstanding as of February 10, 2023
(2)Source for market share data: Circana, LLC, Retail Tracking Service, G10 (US, CA, MX, BR, SP, UK, DE, IT, FR, AU), Dolls, Vehicles, Infant, Toddler, and Preschool, and Action Figures &
Acc Supercategories, Games Excl Trade Card Game Subsegment, Projected USD, Jan - Dec 2025

2026 Proxy Statement	7

Mattel Purpose and Mission
Our purpose and mission guide us in executing our strategy. Over the last few years, we have successfully broadened our reach outside of toys into new entertainment verticals and expanded to new demographics. Our Purpose and Mission reflect the Mattel of today and where we are heading.
Mattel Strategy
Grow IP-Driven Play and Family Entertainment Business
Mattel is focused on the following new brand-centric strategy to grow its IP-driven play and family entertainment business:
•Grow its toy brands with more breakthrough innovation and adult fans and collectors, as well as evolved demand creation;
•Expand its direct-to-consumer and commercial reach through first party data, retail development, and new channels;
•Broaden content offering in film, television, and short-form content, accelerate licensing in consumer products, location-based entertainment, and publishing, and expand with new business models;
•Scale digital play through mobile games self-publishing, Mattel163 mobile games studio, licensing, and creator platforms; and
•Optimize operations and leverage artificial intelligence across its systems and supply chain.

8	Mattel, Inc.

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding our 2025 financial performance, please review our Annual Report on Form 10-K for the year ended
December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2026. We made this
Proxy Statement available to stockholders beginning on April 14, 2026.
Voting Matters and Board Recommendations

Proposal		The Board’s Recommendations	Page

1	Election of Ten Director Nominees	FOR each Director Nominee	17

2	Ratification of PricewaterhouseCoopers LLP as our Independent Accounting Firm for the Year Ending December 31, 2026	FOR	43

3	Advisory Vote to Approve Named Executive Officer Compensation	FOR	47

4	Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan	FOR	82

How To Vote

Internet
www.ProxyVote.com (prior to
May 28, 2026). Attend our annual meeting
virtually by logging into the virtual annual
meeting website and vote by following the
instructions provided on the website
(during the meeting)
Telephone 1-800-690-6903	Mail Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope

2026 Proxy Statement	9

Director Nominees

Ynon Kreiz	Roger Lynch	Adriana Cisneros	Diana Ferguson*
Chairman of the Board	Independent Lead Director	Independent	Independent
Director Since: 2017	Director Since: 2018	Director Since: 2018	Director Since: 2020

•Stock Grant Committee	•Executive Committee (Chair) •Compensation Committee •Finance Committee	•Governance and Social Responsibility Committee	•Audit Committee (Chair) •Executive Committee

Julius Genachowski*	Prof. Noreena Hertz	Soren Laursen*	Dominic Ng*
Independent	Independent	Independent	Independent
Director Since: 2024	Director Since: 2023	Director Since: 2018	Director Since: 2006

•Audit Committee •Governance and Social Responsibility Committee	•Governance and Social Responsibility Committee (Chair) •Executive Committee	•Audit Committee •Finance Committee	•Finance Committee (Chair) •Audit Committee •Executive Committee

	Dr. Judy Olian	Dawn Ostroff
	Independent	Independent
	Director Since: 2018	Director Since: 2024

	•Compensation Committee (Chair) •Governance and Social Responsibility Committee •Executive Committee	•Compensation Committee
*   Audit Committee Financial Expert

10	Mattel, Inc.

Proxy Summary
Director Nominees Snapshot
We believe effective oversight comes from a board of directors that represents a wide range of experience and perspectives that collectively provide the talent, skills, expertise, and independence necessary for sound governance. The nominees to our
Board of Directors (the “Board”) possess a broad set of skills, experience, and attributes that align with our business strategy and contribute to effective oversight. A summary of the skills, experience, and attributes of our director nominees is provided below.
A matrix further illustrating our directors’ skills, experience, and attributes and describing the skills and experience the Board believes are important to Mattel’s strategy can be found on page 18.
Director Nominees Skills, Experience, and Attributes

Brand and Marketing	Corporate Citizenship	Entertainment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership	Supply Chain	Technology / E-Commerce
6 of 10 nominees	6 of 10 nominees	8 of 10 nominees	8 of 10 nominees	8 of 10 nominees	6 of 10 nominees	8 of 10 nominees	9 of 10 nominees	3 of 10 nominees	6 of 10 nominees
Board Refreshment and Composition
As part of the Board’s ongoing process to add experience and skill sets that support the oversight and execution of our business strategy, the Board has undergone meaningful refreshment in recent years, appointing three new directors since 2023.
The director nominees bring a wide range of valuable perspectives and experiences that the Board believes will best support Mattel in executing its strategy. Our director nominees are 90% independent, with an average tenure on the Board of 7.4 years and an average age of 62 years. In addition, 30% of our director nominees self-identify as racially or ethnically diverse, and 50% of our director nominees are women.
Corporate Governance Highlights
We maintain industry-leading corporate governance and Board practices that promote accountability and enhance effectiveness in the boardroom.

Corporate Governance Practices	Board Practices

  Annual elections for all directors
  Majority voting standard
  Robust Independent Lead Director role with
significant responsibilities
  Stockholder right to call special meetings
  Stockholder right to proxy access
  Stockholder ability to remove directors with or
without cause
  Stockholder ability to act by written consent

  Routine review of Board leadership structure
  Annual Board and Committee evaluations
  Robust director and Chief Executive Officer (“CEO”)
succession planning and search process
  Annual review and evaluation of the CEO’s performance
by independent directors
  Quarterly executive sessions held without
management present
  Comprehensive risk management with Board and
committee oversight
  Nine of ten director nominees are independent

2026 Proxy Statement	11

Ongoing Stockholder Engagement Program
Stockholder feedback is an important consideration for the Board, helping to shape our practices.
Mattel has established and maintains an ongoing and active stockholder engagement program. This engagement helps inform the
Board’s understanding of stockholder perspectives on a wide range of matters. Stockholder dialogue is a year-round practice for
Mattel facilitated by our Investor Relations team. In addition to regular investor relations meetings throughout the year, we maintain a robust stockholder engagement program led by an independent director focused on Mattel’s business strategy, Board, governance, executive compensation, and sustainability practices. In Fall 2025, our Independent Lead Director, Mr. Lynch,
participated in certain meetings with members of senior management. The Independent Lead Director’s participation in these meetings allowed for a direct line of communication with the Board.
Stockholder Engagement Cycle

Spring •Conduct in-season stockholder engagement meetings to understand stockholder views on proposals, if needed •Conduct annual meeting of stockholders	Summer •Review annual meeting vote results and feedback •Review regulatory developments and corporate governance best practices •Plan off-season engagement efforts
Winter
•Continue independent
director-led off-season
stockholder
engagement efforts
•Review stockholder feedback
with Board and management
•Consider enhancements to
corporate governance and
executive compensation
Fall •Conduct independent director-led off-season stockholder engagement meetings •Share stockholder input with Governance and Social Responsibility Committee and Board and consider enhancements
Input received from our stockholders during these meetings is shared with the Governance and Social Responsibility Committee, the Compensation Committee, as appropriate, and the Board, who take this input into account when considering governance and executive compensation changes. In Fall 2025, our stockholders expressed continued support for our Board composition and leadership structure, executive compensation programs, and sustainability practices.

Total Percentage of Shares Held by Stockholders Contacted in Fall 2025	Total Percentage of Shares Held by Stockholders Engaged in Fall 2025
~69%	~45%
Our conversations with stockholders in these engagement meetings covered a variety of topics, including:

Board Composition and Skill Sets	Board Leadership Structure	Board Oversight

Business Strategy	Capital Allocation	Executive Compensation

Leadership Updates and Executive Succession Planning	Governance Practices	Sustainability Practices
We believe our ongoing stockholder engagement is productive and provides for an open exchange of ideas and perspectives for both Mattel and our stockholders. We look forward to continuing these dialogues with our stockholders in 2026 and beyond.

12	Mattel, Inc.

Proxy Summary
Executive Compensation Highlights
Our executive compensation programs reflect our commitment to pay for performance and compensation governance best practices by emphasizing at-risk performance-based compensation and long-term stockholder value creation in the form of an annual short-term cash incentive (“Mattel Incentive Plan” or “MIP”) and annual stock-based long-term incentives (“LTIs”).
The chart below shows the 2025 target total direct compensation (“TDC”)* mix for our CEO and the average 2025 target TDC* mix for our other named executive officers (“NEOs”).
Significant Portion of 2025 Target TDC* At-Risk

CEO	Average of other NEOs**

*2025 target TDC is the sum of 2025 year-end annual base salary, target MIP opportunity, and annual LTIs (i.e., target grant value of performance-based restricted stock units (“Performance
Units”) granted under the 2025-2027 Long-Term Incentive Program (“LTIP”) and restricted stock units (“RSUs”)).
**In light of Mr. DiSilvestro’s departure during 2025, this chart excludes his compensation.

2026 Proxy Statement	13

2025 Pay Outcomes Reflect Our Pay For Performance Philosophy

Compensation Components	Characteristics	2025 Actions/Results

Base Salary	•Provide fixed cash compensation based on individual role, skill set, market data, performance, criticality to the Company, and internal pay parity
Increased 2025 base salaries for
Messrs. Totzke, Anschell, and
Isaias in recognition of their
strong performance in 2024 and the
criticality and impact of their
roles, supported by competitive
market practices based on data
provided by Frederic W. Cook & Co.
(“FW Cook”) and our pay for
performance philosophy, as
discussed on page 54.

Annual Cash Incentive (MIP)
•Incentivize and motivate senior executives to achieve
our short-term strategic and financial objectives that we
believe will drive long-term stockholder value
•Our 2025 MIP financial measures focused on
improving profitability, topline performance, and
improving our working capital position. The 2025 MIP
was structured as follows:
◦65% MIP-Adjusted EBITDA Less Capital Charge
◦20% MIP-Adjusted Net Sales
◦15% MIP-Adjusted Gross Margin
◦Multiplier based on Individual Performance

Increased 2025 target MIP
opportunity for Messrs. Kreiz and
Totzke in recognition of their strong
performance in 2024 and the
criticality and impact of their roles,
supported by competitive market
practices based on data provided by
FW Cook and our pay for
performance philosophy, as
discussed on page 54.
The Company financial performance
earnout for the 2025 MIP was
71.9% of target opportunity, as
discussed on page 53.

Stock-Based Long-Term Incentives (LTIs)	•Aimed at focusing our senior executives on achieving our key long-term financial objectives, while rewarding relative growth in stockholder value that is sustained over several years
Increased 2025 target LTI values for
Messrs. Kreiz, Totzke, Anschell, and
Isaias in recognition of their strong
performance in 2024 and the
criticality and impact of their roles,
supported by competitive market
practices based on data provided by
FW Cook and our pay for
performance philosophy, as
discussed on page 58.

•Performance Units
•Incentivize and motivate senior executives to achieve
key long-term financial objectives and stock
price outperformance
•The Performance Units granted under the three-year
2023-2025 LTIP cycle were structured as follows:
◦Three-Year Cumulative Adjusted Free Cash Flow
◦Multiplier based on Three-Year relative Total
Shareholder Return (“TSR”) vs. S&P 500 constituents
The payout for the 2023-2025 LTIP was 116% of target Performance Units granted, as discussed on page 59.

•RSUs	•Encourage senior executive stock ownership •Support stockholder-aligned retention •Vest in annual installments over three years

14	Mattel, Inc.

Proxy Summary
2025 Pay For Performance Results
2025 MIP earnout was below target, as Mattel did not achieve target level performance for MIP goals.
Outcomes of our compensation programs in 2025 reflect our financial performance amid the effects of uncertainty in U.S. trade dynamics that impacted retailer ordering patterns, and actions we took to manage owned inventory and support retail partners that negatively impacted profitability and gross margin. Results were below target for each performance measure. Accordingly, the MIP earnout was below target, reflecting our pay for performance philosophy.

MIP-Adjusted EBITDA Less Capital Charge*	MIP-Adjusted Net Sales*	MIP-Adjusted Gross Margin*

($ in millions)
2023-2025 LTIP above-target earnout reflects strong performance in Adjusted Free Cash Flow* generation, offset by below-target relative TSR over the three-year performance period.
We maintained profitability over the three-year performance period, reflected in Adjusted Free Cash Flow* that exceeded maximum level. Adjusting for the below-target relative stock price performance, we achieved a total 2023-2025 LTIP earnout of 116% of target Performance Units granted.

Three-Year Cumulative Adjusted Free Cash Flow*	Relative TSR Percentile

($ in millions)
*The tables above reflect Mattel’s 2025 performance with respect to MIP-Adjusted EBITDA Less Capital Charge, MIP-Adjusted Net Sales, MIP-Adjusted Gross Margin, and Adjusted Free Cash
Flow, which are non-GAAP measures under the SEC’s rules. These measures are an integral part of the pre-established plan parameters for the MIP and LTIP, which were approved by the
Compensation Committee and are intended to ensure that events outside the control of management do not unduly influence the achievement of the performance measures, and that employees are not penalized or benefited by the impact of unusual items that are unforeseeable or unquantifiable at the time the respective plan parameters are set, while also aligning them with stockholders’ interests. Please see “Management Incentive Non-GAAP Financial Measures” on page 101 for definitions of these measures and a description of the adjustments under the
MIP and LTIP.

2026 Proxy Statement	15

Compensation Governance Best Practices
The Compensation Committee maintains the following compensation governance best practices, which establish strong safeguards for our stockholders and further enhance the alignment of senior executives’ interests with stockholders’ interests:

What We Do	What We Do Not Do

  Rule 10D-1 Compensation Recovery Policy
(“Clawback Policy”) applicable to all Section 16 officers
and other officers at or above the level of Executive
Vice President (“EVP”)
  Best practice severance benefits at competitive levels
not greater than 2x the sum of base salary and annual
bonus, applicable to the CEO and direct reports to
the CEO
  Double-trigger accelerated vesting in the event of a
change of control
  Robust stock ownership guidelines as a multiple of base
salary: 6x for the CEO, 3x for the Chief Financial Officer
(“CFO”) and other NEOs
  Independent compensation consultant
  Annual compensation risk assessment
  Annual review comparing executive compensation with
peer companies (“peer group”)

  No excise tax gross-ups on severance or other
payments in connection with a change of control
  No poor pay practice tax gross-ups on perquisites
and benefits
  No hedging or pledging by Board members, officers, or
employees permitted
  No repricing of stock options without stockholder
approval

16	Mattel, Inc.

Proxy Summary
Human Capital Management
We believe recruiting, developing, and motivating a talented global workforce are important to Mattel’s long-term growth and success. Through our focus on employee engagement, equal employment opportunity, training and development, health and safety, and employee wellbeing, we endeavor to create a supportive and rewarding environment where employees are encouraged to collaborate, innovate, and grow. The Board, Compensation Committee, and Governance and Social Responsibility Committee
are involved in the oversight of how Mattel fosters its culture and receive regular updates on our workforce management.
We are committed to fostering a culture where all employees have the opportunity to realize their full potential. Management regularly collects feedback to measure employee engagement and job satisfaction on an ongoing basis through its annual global engagement survey, which is used to help improve the employee experience and strengthen our workplace culture. We value a wide range of ideas and voices that help evolve and broaden Mattel’s perspectives, with a reach that extends to consumers, customers, business partners, and suppliers.
We believe continually developing skills and capabilities for the future is essential to operating as an IP-driven, high-performing play and family entertainment business. Additionally, offering the opportunity for employees to continually learn and grow their careers at Mattel is a key driver of our employee engagement strategy. Around the globe, employees at all levels participate in a variety of online classes and instructor-led training, including professional development, management development, and technical training.
We are focused on creating a safe and healthy workplace for all of our employees. This is reflected in a comprehensive set of standards and oversight processes that establish our expectations for responsible working conditions, environmental protections, social compliance, health, and safety in both our own manufacturing facilities and those of our supply chain partners.
We offer several benefits to promote employee wellbeing, including paid time off, health and welfare insurance options, retirement plans, family support, mental health services, and basic and supplemental employee life insurance for eligible individuals.
2025 Notable Recognition and Awards

America’s Best Employers for Company Culture	World’s Most Trustworthy Companies	Best Workplaces for Innovators

Best Places to Work in IT	Great Place to Work® Certified in 12 Countries, including the USA	Best Companies to Work For

2026 Proxy Statement	17

Corporate Governance at Mattel
Proposal 1: Election of Directors

The Board recommends that stockholders vote FOR each of the nominees named herein for election as directors.
The Board currently consists of ten directors. After receiving input from members of the Governance and Social Responsibility
Committee, the Board has nominated ten director nominees for election at the 2026 Annual Meeting, all of whom are currently directors and were most recently elected at our 2025 annual meeting of stockholders (“2025 Annual Meeting”). If elected, the following director nominees will hold office from election until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation, disqualification, removal, or death:

Ynon Kreiz	Roger Lynch	Adriana Cisneros	Diana Ferguson	Julius Genachowski

Prof. Noreena Hertz	Soren Laursen	Dominic Ng	Dr. Judy Olian	Dawn Ostroff
Each director nominee has consented to being named in this Proxy Statement as a nominee for election as a director and has agreed to serve as a director, if elected.
If your properly submitted proxy does not contain voting instructions, the persons named as proxies will vote your shares “for” the election of each of the ten director nominees named above. If, before the 2026 Annual Meeting, any director nominee becomes unavailable to serve, the Board may identify a substitute for such director nominee and treat votes “for” the unavailable director nominee as votes “for” the substitute or, alternatively, may reduce the size of the Board. We presently believe that each of the nominees will be available to serve.

18	Mattel, Inc.

Corporate Governance at Mattel
Director Nominee Skills, Experience,
and Attributes
Our director nominees possess a broad set of skills, experience, and attributes, which align with our business strategy and contribute to effective oversight. A summary is outlined below.

Skills, Experience, and Attributes

Brand and Marketing
As we look to grow our IP-driven play and family entertainment business in the mid-to-long term, we believe directors with relevant experience in consumer marketing or brand management, especially on a global basis, provide important insights to the Board.
	•	•	•				•	•		•

Corporate Citizenship We benefit from directors with experience with corporate citizenship initiatives designed to achieve long-term stockholder value through a responsible, sustainable business model.	•		•			•	•	•	•

Entertainment and Media
We value experience in the entertainment/media industries, which provide important insight as we seek to broaden our offering in film, television, and short-form content, accelerate licensing in consumer products, location-based entertainment, and publishing, and expand with new business models.
	•	•	•		•	•	•	•		•

Finance, Accounting, or Financial Reporting
We value directors with experience in finance, accounting, and/or financial reporting, as we measure our operating and strategic performance by reference to certain financial measures and are subject to various accounting and public company rules and requirements. Accordingly, we seek to have a number of directors who qualify as audit committee financial experts (as defined by SEC rules).
	•	•		•	•	•	•	•	•

Human Capital Management
Our people are among our most important assets and we believe the successful development and retention of our employees is critical to our success. As such, we benefit from having directors with an understanding of human capital management obtained from experience as a senior leader in a large organization.
	•	•		•	•		•	•	•	•

Industry Directors with experience in our industry provide valuable perspective on issues specific to our products and the operation of our business.	•			•	•	•	•	•

International/Global Operations As our business is worldwide in scope, we benefit from directors having experience as a senior leader in a large organization with international operations.	•	•	•	•	•		•	•	•

Senior Leadership
Directors with CEO or senior management experience have a demonstrated record of leadership and a practical understanding of organizations, processes, strategy, risk, and risk management, as well as methods to drive change and growth.
	•	•	•	•	•		•	•	•	•

Supply Chain
As a global consumer goods company, we benefit from directors with experience in supply chain management or oversight, including international manufacturing, sourcing, inventory management, transportation and logistics, and supplier/vendor relationships.
	•			•			•

Technology and E-Commerce
Experience with technology/e-commerce, including in cybersecurity, data privacy, and artificial intelligence, which helps the Board oversee Mattel’s cybersecurity risks and advise management as we further grow our e-commerce business, including our DTC business, and leverage artificial intelligence across our systems and supply chain.
		•	•		•	•	•			•

2026 Proxy Statement	19

Director Nominees for Election
The Board, after receiving input from members of the Governance and Social Responsibility Committee, selected director nominees whose specific skills, talents, areas of expertise, experiences, attributes, backgrounds, and, in the case of our non-employee directors, independence, led the Board to conclude that these persons should serve as Mattel’s directors at this time.
For each director nominee, set forth below is a description of his or her age, Board tenure, principal occupation, other business experience, and public company experience during the past five years, as well as other directorships and service.

Ynon Kreiz
Chairman of the Board Age: 61 Director Since: 2017			Committee Membership: Stock Grant Committee
Skills:

Brand and Marketing	Corporate Citizenship	Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership	Supply Chain
Key Experience/Director Qualifications
Mr. Kreiz brings to Mattel’s Board significant corporate leadership, operational, restructuring, finance, multimedia, entertainment, and content experience. During his tenure as Chairman and Chief Executive Officer of Mattel, Mr. Kreiz has gained a deep understanding of Mattel’s business and the toy industry. As a former Chief Executive Officer of a number of global media companies and a current board member of Warner Music Group Corp., he brings a valuable perspective on the entertainment, digital, and media industries, including a focus on children’s programming. He was also General Partner at Balderton Capital, where he was active in early-stage technology and media investments. In 2024, Mr. Kreiz was named one of TIME’s 100 Most
Influential People in the World and Entertainment Person of the Year by Cannes Lions.

Career Highlights
Mattel, Inc.
•Chairman of the Board since May 2018
•Chief Executive Officer since April 2018
Maker Studios, Inc., a global digital media and content
network company
•Chairman of the Board (June 2012 – May 2014)
•Chief Executive Officer (May 2013 – January 2015)
Endemol Group, one of the world’s leading television
production companies
•Chairman of the Board and Chief Executive Officer
(June 2008 – June 2011)
Balderton Capital (formerly Benchmark Capital Europe), a
venture capital firm
•General Partner (2005 – 2007)
Fox Kids Europe N.V., a children’s entertainment company
•Chairman of the Board, Chief Executive Officer, and
Co-founder (1996 – 2002)

Other U.S. Public Company Directorships
•Warner Music Group Corp. since May 2016
Additional Leadership Experience and Service
•Board of Governors, Tel Aviv University since 2024
•Member, Academy of Motion Picture Arts & Science’s
Executive Branch since 2023
•Member, Business Roundtable since March 2020
•Board of Advisors, Anderson Graduate School of
Management at UCLA since April 2015
•Chairman of Board of Trustees, Israeli Olympic Committee,
London Games (2012)

20	Mattel, Inc.

Corporate Governance at Mattel

Roger Lynch
Age: 63 Director Since: 2018		Committee Memberships: Executive Committee (Chair), Compensation Committee, Finance Committee
Skills:

Brand and Marketing	Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	International / Global Operations	Senior Leadership	Technology / E-Commerce
Key Experience/Director Qualifications
Mr. Lynch brings to Mattel’s Board significant leadership, media, technology, and internet experience. He has a wealth of consumer experience, including experience leveraging changing consumer behaviors that can be applied to help further Mattel’s growth.
Additionally, Mr. Lynch has extensive experience leading, innovating, and scaling consumer media and technology businesses globally, including having guided a number of companies through critical transformation periods. Through his media industry experience, Mr. Lynch has frequently worked with large content providers to create business models that embrace technological changes in distribution.

Career Highlights
Condé Nast, a global media company
•Chief Executive Officer since April 2019
Pandora Media, Inc., a streaming music service
•Chief Executive Officer, President, and Director
(September 2017 – February 2019)
Sling TV Holding LLC, an on-demand internet streaming
television service (subsidiary of DISH Network)
•Chief Executive Officer and Director
(July 2012 – August 2017)
Dish Network LLC, a pay television operator
•Executive Vice President, Advanced Technologies
(November 2009 – July 2012)
Video Networks International, Ltd., an internet protocol
television provider
•Chairman and Chief Executive Officer (2002 – 2009)
Chello Broadband N.V., a broadband internet service provider in Europe
•President and Chief Executive Officer (1999 – 2001)

Additional Leadership Experience and Service
•Director, News Media Alliance since 2022
•Director, Partnership for New York City since 2021
•Director, USC Dornsife School of Letters, Arts and Sciences
since 2018
•Director, Tuck School of Business at Dartmouth since 2017
•Director, Quibi LLC (2018 – 2020)
•Board Observer, Roku LLC (2012 – 2017)
•Director, Digitalsmiths LLC (2010 – 2015)

2026 Proxy Statement	21

Adriana Cisneros
Age: 46 Director Since: 2018		Committee Membership: Governance and Social Responsibility Committee
Skills:

Brand and Marketing	Corporate Citizenship	Entertain- ment / Media	International / Global Operations	Senior Leadership	Technology / E-Commerce
Key Experience/Director Qualifications
Ms. Cisneros brings to Mattel’s Board significant leadership, media, real estate, entertainment, consumer products, and digital experience. As the Chief Executive Officer of a global company, she has valuable expertise in restructuring, growth strategy, and technology. Ms. Cisneros has experience transforming a company through innovation and digital strategy. She brings a valuable perspective on global consumers and corporate social responsibility. She also has experience serving on the boards of nonprofit entities.

Career Highlights
Cisneros Group of Companies, a privately held company
with over 90 years’ experience operating businesses globally with three divisions (Cisneros Media, Cisneros Interactive, and
Cisneros Real Estate)
•Chief Executive Officer since September 2013
•Vice Chairman and Director of Strategy
(September 2005 – August 2013)

Other U.S. Public Company Directorships
•Ford Motor Company since July 2024
•AST SpaceMobile, Inc. since April 2021
Additional Leadership Experience and Service
•Director, La Wawa since 2023
•Director, The Electric Factory since 2023
•Advisor, The Venture City since 2023
•Member, Strategic Advisory Board of Mission Advancement
Corp. since 2020
•Director, Citibank Private Bank Latin American Advisory
Board since 2018
•Trustee, Knight Foundation since 2018
•Director, Parrot Analytics since 2018
•Member, International Academy of Television Arts &
Sciences since 2015
•Advisory Member, Museum of Modern Art - Cisneros
Institute since 2012
•President, Fundación Cisneros since 2009
•Director, Americas Society/Council of the Americas
(2021 – 2024)
•Trustee, The Paley Center for Media (2016 – 2024)
•Director, University of Miami (2017 – 2023)
•Co-chair, Endeavor Miami (2014 – 2020)

22	Mattel, Inc.

Corporate Governance at Mattel

Diana Ferguson
Age: 62 Director Since: 2020		Committee Memberships: Audit Committee (Chair), Executive Committee
Skills:

Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership	Supply Chain
Key Experience/Director Qualifications
Ms. Ferguson brings to Mattel’s Board significant leadership, finance, human capital management, strategy, and consumer products experience. As a former Chief Financial Officer in several consumer products businesses, she brings valuable perspective on managing large organizations, complex accounting principles and judgments, internal controls and financial reporting requirements, and evaluating the financial results and financial reporting processes of complex companies. Ms. Ferguson also has extensive board experience with publicly-traded companies and nonprofit organizations.

Career Highlights
Scarlett Investments, LLC, a private investment and
consulting firm
•Principal since August 2013
Cleveland Avenue LLC, a privately held venture capital and
consulting firm
•Chief Financial Officer (September 2015 – December 2020)
The Folgers Coffee Company, a division of Procter
& Gamble
•Senior Vice President and Chief Financial Officer
(April 2008 – November 2008)
Merisant Worldwide, Inc., a maker of table-top sweeteners
and sweetened food products
•Executive Vice President and Chief Financial Officer
(2007 – 2008)
Sara Lee Corporation, a global consumer products company
•Senior Vice President and Chief Financial Officer, Sara
Lee Foodservice (2006 – 2007)
•Senior Vice President Strategy and Corporate
Development (2004 – 2006)
•Vice President and Treasurer (2001 – 2004)

Other U.S. Public Company Directorships
•Gartner, Inc. since 2021
•Sally Beauty Holdings, Inc. since 2019
Additional Leadership Experience and Service
•Director, Chicago Botanic Gardens (2021 – 2025)
•Trustee, Groton School (2015 – 2024)
•Director, Invacare Corporation (2018 – 2022)
•Director, Frontier Communications Corporation
(2014 – 2021)

2026 Proxy Statement	23

Julius Genachowski
Age: 63 Director Since: 2024		Committee Memberships: Audit Committee, Governance and Social Responsibility Committee
Skills:

Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership	Technology / E-Commerce
Key Experience/Director Qualifications
Mr. Genachowski brings to Mattel extensive public and private sector experience in technology, media, and telecom, including internet and digital communications policy, cybersecurity, consumer protection, and privacy. He also brings global perspectives and experiences from his various professional roles, finance experience as a former executive and investor, and risk oversight and corporate governance experience, including serving on the board of directors of public companies and on Audit and
Risk Committees.

Career Highlights
The Carlyle Group, a global investment company
•Senior Advisor since 2024
•Partner and Managing Director (2014 – 2023)
U.S. Federal Communications Commission, an independent
agency responsible for implementing and enforcing U.S.
communications law and regulations
•Chairman (2009 – 2013)
•Chief Counsel to the Chairman (1994 – 1997)
IAC Inc. (formerly IAC/InterActiveCorp), a company that owns and operates global brands, including, during his tenure,
Expedia, Ticketmaster, Match.com, HSN, USA Network, and
SciFi Channel
•Member of Barry Diller’s Office of the Chairman, Chief of
Business Operations, General Counsel, and other roles
(1997 – 2005)
Supreme Court of the United States
•Law Clerk to Justice David H. Souter (1993 – 1994)

Other U.S. Public Company Directorships
•Mastercard Incorporated since June 2014
•Sonos, Inc. since September 2013
Additional Leadership Experience and Service
•Director, Hexaware Technologies Limited since
November 2021
•Director, Sprint Corporation (August 2015 – April 2020)
•Member, President’s Intelligence Advisory Board, an
independent intelligence advisory board within the Executive
Office of the President (2014 – 2017)
•Visiting Professor Harvard Law School and Visiting Scholar
Harvard Business School (2013)
•Member, President-Elect Obama’s Transition Board (2008)

24	Mattel, Inc.

Corporate Governance at Mattel

Prof. Noreena Hertz
Age: 58 Director Since: 2023		Committee Membership: Governance and Social Responsibility Committee (Chair), Executive Committee
Skills:

Corporate Citizenship	Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Industry	Technology / E-Commerce
Key Experience/Director Qualifications
Prof. Hertz brings to Mattel’s Board her significant experience as an adviser to some of the largest organizations and most senior figures in the world on strategy, decision-making, sustainability, and global economic, technological, and geo-political risks and trends. An influential economist on the global stage, she has over 25 years of experience in advising companies and governments in a variety of sectors and geographies on strategy and policy decisions, mergers and acquisitions, intelligence gathering and analysis, millennials and post-millennials, community-building, and sustainability. In addition, Prof. Hertz has also held senior academic positions where her research has focused on artificial intelligence, decision-making, risk assessment and management, globalization, innovation, post-millennials, community-building, and sustainability. Prof. Hertz’s best-selling books, Eyes Wide
Open, The Silent Takeover, IOU: The Debt Threat, and The Lonely Century are published in over 20 countries.

Career Highlights
University College London
•Honorary Professor at the UCL Policy Lab since 2025
•Visiting Professor at the UCL Institute for Global Prosperity
since 2016
•Honorary Professor since 2013
University of Amsterdam
•Professor of Globalisation, Sustainability, and Finance
(2009 – 2013)
University of Cambridge
•Associate Director of the Centre for International Business
and Management (2003 – 2013)

Other U.S. Public Company Directorships
•Warner Music Group Corp. (2014 – 2016; 2017 – present)
Additional Leadership Experience and Service
•Director, Workhuman (Globoforce Limited) since April 2022
•Trustee, Inspiring Girls International Limited (2016 – 2023)
•Member, RWE AG Digital Transformation Board
(2015 – 2016)
•Member, Inclusive Capitalism Taskforce (2012 – 2013)
•Member, Edelman Europe Advisory Board (2009 – 2012)
•Member, Citigroup Politics and Economics Global Advisory
Board (2007 – 2008)

2026 Proxy Statement	25

Soren Laursen
Age: 62 Director Since: 2018			Committee Memberships: Audit Committee, Finance Committee
Skills:

Brand and Marketing	Corporate Citizenship	Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership	Supply Chain	Technology / E-Commerce
Key Experience/Director Qualifications
Mr. Laursen brings to Mattel’s Board significant leadership, finance, brand, marketing, retail, global, and toy industry experience.
As a former Chief Executive Officer of a toy retail company and former President of a toy manufacturer, he has tested experience and understanding of Mattel’s business and the global commercial toy industry, deep expertise in developing strong brand franchises supported by compelling media, digital, and technology activations, and leadership experience in successfully turning around a company and driving growth.

Career Highlights
Credo Partners AS, an investment firm focusing on
mid-size companies
•Operating Partner since 2023
•Head of Denmark (2019 – 2023)
TOP-TOY, a toy retailer in the Nordic market
•Chief Executive Officer (April 2016 – January 2018)
LEGO Systems, Inc., the Americas division of the
family-owned and privately-held The LEGO Group, a toy
company based in Denmark
•President (January 2004 – March 2016)
The LEGO Company
•Senior Vice President, Europe North and Europe East
(April 2000 – December 2003)
•Senior Vice President, Special Markets (1999 – 2000)
•Vice President/General Manager, LEGO New Zealand
(1995 – 1999)

Additional Leadership Experience and Service
•Board Member, Riis Retail A/S since 2025
•Board Chairman, Koble ApS since 2023
•Board Chairman, The Army Painter since 2023
•Board Chairman, BørneRiget Fonden since 2020
•Board Chairman, Varier Furniture A/S Oslo since 2020
•Board Chairman, Postevand ApS since 2019
•Advisor, AVT Business School since 2018
•Advisor, The Toy Association since 2014; Board member at
large since 2004
•Director, Patentrenewals.com (2018 – 2023)
•Board Member, BoeBeauty (2020 – 2021)
•Director, Isabella A/S (2018 – 2020)
•Interim Executive Director, Mattel
(October 2018 – September 2019)
•Director, A.T. Cross, R.I. (2014 – 2016)
•Director, LEGO Children’s Fund (2010 – 2016)
•Director, Connecticut Children’s Medical Center
(2008 – 2016)

26	Mattel, Inc.

Corporate Governance at Mattel

Dominic Ng
Age: 67 Director Since: 2006		Committee Memberships: Finance Committee (Chair), Audit Committee, Executive Committee
Skills:

Brand and Marketing	Corporate Citizenship	Entertain- ment / Media	Finance, Accounting, or Financial Reporting	Human Capital Management	Industry	International / Global Operations	Senior Leadership
Key Experience/Director Qualifications
As Chief Executive Officer of the largest independent bank headquartered in Southern California, Mr. Ng brings significant expertise in leadership, strategy, business development, and global operations to Mattel’s Board. He also has substantial experience navigating complex accounting principles and judgments, internal controls, financial reporting rules and regulations, and assessing the financial performance and reporting processes of large companies. Mr. Ng transformed East West Bank from a small savings and loan association in Los Angeles into a large, full-service commercial bank with differentiated value offerings.
His extensive experience conducting business in Asia provides valuable perspective to Mattel’s Board, particularly in connection with Mattel’s manufacturing presence and growth initiatives in Asia and other emerging markets. In addition, Mr. Ng brings deep business and governmental relationships in the State of California and the greater Los Angeles metropolitan area, where Mattel is headquartered.

Career Highlights
East West Bancorp, Inc. and East West Bank, a global bank
based in California
•Chief Executive Officer and Chairman of the Board
since 1998
•President and Chief Executive Officer (1992 – 1998)
Seyen Investment, Inc., a private family investment business
•President (1990 – 1992)
Deloitte & Touche LLP, an accounting firm
•Certified Public Accountant (1980 – 1990)

Other U.S. Public Company Directorships
•East West Bancorp, Inc. since 1992
Additional Leadership Experience and Service
•Trustee, Los Angeles County Museum of Art since 2025
•Trustee, University of Southern California since 2014
•Chair, 2023 Asia-Pacific Economic Cooperation Business
Advisory Council (Co-Chair in 2022, 2024)
•Trustee, Academy Museum of Motion Pictures
(2018 – 2024)
•Director, PacifiCare Health Systems, Inc. (2003 – 2005)
•Director, ESS Technology, Inc. (1998 – 2004)
•Director of the following nonprofit entities and government organizations: California Bankers Association (2002 – 2011,
2016 – 2017); The United Way of Greater Los Angeles
(1995 – 2014); Pacific Council on International Policy
(2010 – 2013); Los Angeles’ Mayor’s Trade Advisory
Council as Co-Chair (2009 – 2011); and Federal Reserve
Bank of San Francisco – Los Angeles Branch (2005 – 2011)

2026 Proxy Statement	27

Dr. Judy Olian
Age: 74 Director Since: 2018	Committee Memberships: Compensation Committee (Chair), Executive Committee, Governance and Social Responsibility Committee
Skills:

Corporate Citizenship	Finance, Accounting, or Financial Reporting	Human Capital Management	International / Global Operations	Senior Leadership
Key Experience/Director Qualifications
As President Emeritus of Quinnipiac University, and former Dean of the UCLA Anderson School of Management for over 12 years,
Dr. Olian brings to Mattel’s Board her extensive leadership record in running large organizations, as well as her professional expertise in human resource management, top management teams, and management strategy. She also has extensive board experience in publicly-traded and nonprofit boards. Prior to Dr. Olian’s most recent roles, she served as Dean of Penn State’s
Smeal College of Business, and in various faculty and leadership roles at the University of Maryland. She was also a management consultant at, and Chair of, AACSB International, the premier accrediting and thought leadership organization for global business schools.

Career Highlights Quinnipiac University •President (July 2018 – June 2025) UCLA Anderson School of Management •Dean and John E. Anderson Chair in Management (January 2006 – July 2018)
Other U.S. Public Company Directorships
•United Therapeutics Corp. since 2015
•Ares Management Corporation since 2014
Additional Leadership Experience and Service
•Director, WARF Board (Wisconsin Alumni Research
Foundation) since 2025
•Board Co-Chair, AdvanceCT, appointed by Governor of
Connecticut since 2023
•Commission member, Knight Commission on Intercollegiate
Athletics since 2023
•Director, Hartford Healthcare System since 2022
•Director, New Haven Promise (2018 – 2025)
•Member, CT Governor’s Workforce Commission
(2020 – 2024)
•Board member, Business-Higher Education Forum
(2019 – 2023)
•Advisory Board Member, Catalyst Inc. (2011 – 2021)
•Director, UCLA Technology Development Corporation
(2014 – 2018)
•Chairman, Loeb Awards for Excellence in Business
Journalism (2006 – 2018)
•Member, International Advisory Board, Peking University
School of Business (2007 – 2016)

28	Mattel, Inc.

Corporate Governance at Mattel

Dawn Ostroff
Age: 66 Director Since: 2024	Committee Membership: Compensation Committee
Skills:

Brand and Marketing	Entertain- ment / Media	Human Capital Management	Senior Leadership	Technology / E-Commerce
Key Experience/Director Qualifications
Ms. Ostroff brings to Mattel more than 35 years of experience in media, entertainment, and advertising with a proven track record of growing and transforming companies to meet the expectations of new generations of consumers. Ms. Ostroff was most recently the Chief Content & Advertising Business Officer at Spotify, where she oversaw all global content, content operations, and advertising revenue for the company, more than tripling the company’s advertising revenue during her leadership. Prior to her role at Spotify, Ms. Ostroff founded Condé Nast Entertainment, where she served as President and launched its digital video business, built its technology and advertising teams, and established the feature film and television divisions which developed IP from the company’s iconic brands.

Career Highlights
Spotify Technology S.A., an audio streaming service
•Chief Content & Advertising Business Officer (2018 – 2023)
Condé Nast Entertainment, an entertainment studio and
distribution network
•President (2011 – 2018)
The CW Network, a joint venture of CBS and Warner Bros.
•President of Entertainment (2006 – 2011)
UPN Network, a subsidiary of CBS
•President (2002 – 2006)
Lifetime Television, a cable TV network
•Executive Vice President of Entertainment (1996 – 2002)

Other U.S. Public Company Directorships
•Sweetgreen, Inc. since June 2025
Additional Leadership Experience and Service
•Board Member, New York University since 2014
•Director, Paramount Global (May 2023 – June 2024)
•Director, Activision Blizzard, Inc.
(August 2020 – October 2023)
•Board of Governors, The Paley Center for Media
(2020 – 2022)
•Director, Anonymous Content (Emerson Collective Parent
Company) (2018 – 2020)
•Director, Westfield Corporation
(March 2016 – February 2018)

2026 Proxy Statement	29

Board Composition and the Director
Nomination Process
Identifying and Evaluating Director Nominees
The Board, acting through the Governance and Social Responsibility Committee, is responsible for identifying and evaluating candidates for membership on the Board. The Board’s Amended and Restated Guidelines on Corporate Governance
(the “Guidelines on Corporate Governance”) set forth the process for selecting candidates for director positions, as well as the role of the Governance and Social Responsibility Committee in identifying potential candidates and screening them, with input from the Board Chair.
Under the Guidelines on Corporate Governance and the charter of the Governance and Social Responsibility Committee, the
Committee is responsible for reviewing with the Board on an annual basis the appropriate skills and characteristics required of
Board members in the context of the current make-up of the Board and the perceived needs of the Board at that time, and in accordance with the guidelines established by the Committee.
This review includes consideration of the talent base, skills, areas of expertise, variety of opinions, perspectives, professional and personal experiences, and backgrounds, as well as other differentiating characteristics, and independence of the Board and its members, each member’s ability to dedicate sufficient time to their service on the Board, any changes that may have occurred in any director’s responsibilities, as well as such other factors as may be determined by the Governance and Social Responsibility
Committee to be appropriate for review. The Committee also reviews the results of the Board’s annual self-evaluation. For more information, please see “Board Evaluations” on page 37.
In conjunction with the annual review of the Board’s collective skills, experience, and attributes, the Governance and Social
Responsibility Committee actively seeks out qualified director candidates for recommendation to the Board. The Committee, with input from the Board Chair, screens candidates to fill any vacancies on the Board, solicits recommendations from Board members as to such candidates, and considers nominations and recommendations for Board membership submitted by stockholders as described further below. The Committee has the sole authority to retain an independent third-party search firm to identify director candidates who may meet the needs of the Board. Candidates who the Committee expresses interest in pursuing must interview with at least two members of the Committee before being recommended for appointment or nomination to the Board. The
Committee recommends to the Board the director nominees for election at each annual meeting of stockholders.
Our Director Nominations Policy describes the methodology for selecting the candidates who are included in the slate of director nominees recommended to the Board and the procedures for stockholders to follow in submitting nominations and recommendations of possible candidates for Board membership.

Under our Director Nominations Policy, each director nominee should, at a minimum, possess the following:
•An outstanding record of professional accomplishment in his or her field of endeavor;
•A high degree of professional integrity, consistent with Mattel’s values;
•A willingness and ability to represent the general best interests of all of Mattel’s stockholders and not just one particular stockholder or constituency, including a commitment to enhancing stockholder value; and
•A willingness and ability to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and no commitments that would, in the judgment of the Governance and Social Responsibility Committee, interfere with or limit his or her ability to do so.

Our Director Nominations Policy also lists the following additional skills, experiences, and qualities that are desirable in director nominees:
•Skills and experiences relevant to Mattel’s business, operations, or strategy; and
•Qualities that help the Board achieve a balance of a variety of knowledge, experience, and capability on the Board, and an ability to contribute positively to the collegial and collaborative culture among Board members.

30	Mattel, Inc.

Corporate Governance at Mattel
As set forth in the Guidelines on Corporate Governance, the Board maintains limits on the number of outside public company boards that directors may sit on. Ordinarily, directors may not serve on the boards of more than four public companies, including
Mattel’s Board. Directors who are executive officers of public companies may not serve on the board of more than one other public company, in addition to Mattel’s Board. Service on the board of a subsidiary company with no publicly traded stock (or that issues only debt), a nonprofit organization, or a private company is not included in this calculation. Moreover, if a director sits on several mutual fund boards within the same fund family, such service will count as one board for purposes of this calculation. Currently, all ten director nominees are in compliance with these limits. The Guidelines on Corporate Governance also provide that directors should advise the Governance and Social Responsibility Committee in advance of accepting an invitation to serve on the board of another public company. Directors serving on the board of a private company should also advise the Committee when appropriate if the company plans to go public.
Lastly, a nominee’s ability to qualify as an independent director of Mattel is considered in terms of both the overall independence of
Mattel’s Board as well as the independence of its Committees.
The Governance and Social Responsibility Committee reviews the Director Nominations Policy periodically and may amend the policy from time to time as necessary or advisable based on changes to applicable legal requirements and listing standards as well as the evolving needs and circumstances of the business. In addition, the Guidelines on Corporate Governance are reviewed periodically, and may be changed by the Board only upon a determination that such change is in the best interests of the Company and its stockholders and a recommendation of such change is made to the Board by the Committee. For additional information on the Board’s selection and evaluation process, see our Director Nominations Policy, which is available on Mattel’s corporate website at https://investors.mattel.com/governance/governance-documents.
Stockholder Recommendations of Director Candidates
The Governance and Social Responsibility Committee will consider recommendations for director candidates made by stockholders and evaluate them using the same criteria as other candidates. Under our Director Nominations Policy, any such recommendation must include a detailed statement explaining why the stockholder is making the recommendation, as well as all information that would be required were the stockholder to nominate such person under our Amended and Restated Bylaws (the
“Bylaws”) or applicable law. For additional information on stockholder recommendations, see our Bylaws and Director Nominations
Policy, which are available on Mattel’s corporate website at https://investors.mattel.com/governance/governance-documents.
Stockholder recommendations for director candidates should comply with our Director Nominations Policy and should be addressed to:
Governance and Social Responsibility Committee
c/o Secretary, TWR 15-1
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA 90245-5012
Stockholder Proxy Access Right
Our Bylaws permit a stockholder, or group of up to 20 stockholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the Bylaws. Additional information on the deadlines to submit director nominations pursuant to the proxy access provisions of our Bylaws is set forth on page 98 under
“Director Nominations Pursuant to Proxy Access Provisions.”

2026 Proxy Statement	31

Board Structure
Board Leadership Structure
The Board believes that one of its most important responsibilities is to evaluate and determine the most appropriate Board leadership structure for Mattel so that the Board can best provide effective, independent oversight of management and facilitate its engagement in, and understanding of, Mattel’s business. To carry out this responsibility, the Guidelines on Corporate Governance empower the Board to evaluate its leadership structure to foster strong, independent Board leadership that can provide effective oversight of management. The Governance and Social Responsibility Committee, comprised entirely of independent directors, also periodically reviews the Board’s leadership structure and recommends changes to the Board as appropriate, and makes a recommendation to the independent directors regarding the election of the Independent Lead Director.
The Board evaluates its structure annually, as well as when warranted by specific circumstances, such as the appointment of a new CEO, in order to assess which structure is in the best interests of Mattel and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business. As set forth in our Guidelines on Corporate Governance, whenever the Board Chair is not an independent director, an Independent Lead Director shall be elected annually by the independent directors.
The Board has determined that the Company and its stockholders are best served by a leadership structure in which Mr. Kreiz serves as Chairman of the Board and CEO, counterbalanced by a strong, independent Board led by an Independent Lead Director.
Mr. Kreiz has tremendous expertise across areas critical to Mattel’s corporate strategy, including entertainment, digital, and media, and he has been instrumental in driving Mattel’s IP-driven strategy during his tenure as Mattel’s Chairman and CEO since 2018.
The Board has greatly benefited from his contributions and vision for the Company, and continues to believe that this leadership structure leverages executive leadership experience while providing effective independent oversight of Mattel and our management team. Additionally, stockholders, through our engagement program, have expressed continued support for the Board’s current leadership structure.
Going forward, the Board will continue to evaluate its leadership structure in order to confirm it aligns with and supports the evolving needs and circumstances of the Company and its stockholders.
Independent Lead Director Responsibilities
The Board recognizes the importance of strong independent Board leadership. As such, the independent directors of the Board annually elect an Independent Lead Director when the Chairman is not independent. Our Independent Lead Director has specifically-enumerated powers and responsibilities, providing the same robust leadership, oversight, and benefits to the Company and Board that would be provided by an independent Chairman.
In 2024, the independent directors of the Board elected Mr. Lynch to serve as the Board’s Independent Lead Director.

The Independent Lead Director’s duties include the following significant powers and responsibilities:
•Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors at the conclusion of Board meetings, at which the CEO and other members of management are not present;
•Provides the Chairman with feedback and counsel concerning the Chairman’s engagement with the Board;
•Serves as a liaison between the Chairman and the independent directors;
•Approves information sent to the Board;
•Approves Board meeting agendas;
•Approves schedules of meetings to assure that there is sufficient time for discussion of all agenda items;
•Has authority to call meetings of the independent directors;
•If requested by significant stockholders, is available for consultation and direct communication; and
•Assists with the evaluation of the CEO.

32	Mattel, Inc.

Corporate Governance at Mattel
Board Independence Determinations
Mattel’s Board has adopted Guidelines on Corporate Governance consistent with Nasdaq listing standards that include qualifications for determining director independence. These provisions incorporate Nasdaq’s categories of relationships between a director and a listed company that would make a director ineligible to be independent.
The Board has affirmatively determined that each of Mses. Cisneros, Ferguson and Ostroff, Prof. Hertz, Dr. Olian, and
Messrs. Genachowski, Laursen, Lynch, and Ng is independent within the meaning of both Mattel’s and Nasdaq’s director independence standards, as currently in effect, and has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Because Mr. Kreiz is employed by Mattel, he does not qualify as independent. Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation
Committee, and Governance and Social Responsibility Committee is independent within the meaning of Nasdaq’s director independence standards applicable to members of such Committees, as currently in effect.
The Board also determined that the Compensation Committee members qualify as “non-employee directors” within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In making these determinations, the Board considered, among other things, ordinary course commercial relationships with companies at which Board members then served as executive officers (including Condé Nast). The aggregate annual amounts involved in these commercial transactions were less than 1% of the annual consolidated gross revenues of these companies.
The Board has determined that none of these relationships are material and that none of these relationships impair the independence of any non-employee director.
Board Committees
The Board has established six principal Committees: the Audit Committee, the Compensation Committee, the Governance and
Social Responsibility Committee, the Finance Committee, the Executive Committee, and the Stock Grant Committee. Each of the
Audit Committee, the Compensation Committee, and the Governance and Social Responsibility Committee has a written charter that is reviewed annually and revised as appropriate. A copy of each of these Committees’ current charters is available on Mattel’s corporate website at https://investors.mattel.com/governance/governance-documents.
The current chairs and members of these Committees are identified in the following table:

Director	Audit	Compensation	Governance and Social Responsibility	Finance	Executive	Stock Grant
Non-Employee Directors
Adriana Cisneros			•
Diana Ferguson†					•
Julius Genachowski†	•		•
Prof. Noreena Hertz					•
Soren Laursen†	•			•
Roger LynchILD		•		•
Dominic Ng†	•				•
Dr. Judy Olian			•		•
Dawn Ostroff		•
Employee Director
Ynon Kreiz						•

Chair
ILD	Independent Lead Director
Audit Committee Financial Expert
Member

2026 Proxy Statement	33

The primary responsibilities, membership, and meeting information for the Committees of the Board during 2025 are summarized below.

Audit Committee	Members:	Diana Ferguson (Chair), Julius Genachowski, Soren Laursen, Dominic Ng
	Meetings in 2025:	12
The Board has determined that each member meets applicable SEC, Nasdaq, and Mattel independence and “financial sophistication” standards and qualifies as an “audit committee financial expert” under applicable SEC regulation.

Primary Responsibilities
•Assist the Board in fulfilling the Board’s oversight responsibilities regarding the accounting and financial reporting processes of the Company, including the quality and integrity of Mattel’s financial reporting and the audits of the Company’s financial statements, the independence, qualifications, and performance of Mattel’s independent registered public accounting firm, the performance of Mattel’s internal audit function, and Mattel’s compliance with legal and regulatory requirements.
•Oversee the Company’s assessment and management of material risks impacting the Company’s business and relating to financial reporting and accounting, compliance, and cybersecurity.
•Appoint or replace the independent registered public accounting firm, taking into consideration the results of any vote by stockholders to ratify such decision; be directly responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work; and be directly responsible for the evaluation of the qualifications, performance and independence of the independent registered public accounting firm, including consideration of the adequacy of quality controls and the provision of permitted non-audit services.
•Meet with the independent registered public accounting firm and management in connection with each annual audit to discuss the scope of the audit, the staffing of the audit, and the procedures to be followed.
•Review and discuss Mattel’s quarterly and annual financial statements with management, the independent registered public accounting firm, and the internal audit group.
•Discuss with management and the independent registered public accounting firm Mattel’s practices with respect to risk assessment, risk management, critical accounting policies, and critical audit matters.
•Discuss with management and the independent registered public accounting firm key reporting practices (including the use of non-GAAP measures) and new accounting standards.
•Review periodically with the Chief Legal Officer the implementation and effectiveness of Mattel’s compliance and ethics programs.
•Discuss periodically with the independent registered public accounting firm and the senior internal auditing officer the adequacy and effectiveness of Mattel’s accounting and financial controls, and consider any recommendations for improvement of such internal control procedures.
•Pre-approve audit services, internal-control-related services, and permitted non-audit services to be performed for Mattel by its independent registered public accounting firm, and establish a policy for the pre-approval for such services.

34	Mattel, Inc.

Corporate Governance at Mattel

Compensation Committee	Members:	Dr. Judy Olian (Chair), Roger Lynch, Dawn Ostroff
	Meetings in 2025:	10
The Board has determined that each member meets applicable Nasdaq and Mattel independence standards and qualifies as a
“non-employee director” within the meaning of Rule 16b-3 of the Exchange Act. The Compensation Committee meets in executive session at least once each year without the CEO present.

Primary Responsibilities
•Develop, evaluate and, in certain instances, approve or determine compensation plans, policies, and programs.
•Review and approve all forms of compensation to be provided to the CEO and all other executives who are subject to Section 16 of the Exchange Act.
•Annually review and approve corporate goals and objectives relevant to the CEO’s compensation, and review and evaluate the
CEO’s performance in light of those goals and objectives.
•Administer short- and long-term cash incentive and stock compensation plans and programs.
•Review and recommend to the Board all forms of compensation to be provided to the non-employee directors.
•Oversee and assess material risks associated with Mattel’s compensation structure, policies, plans, and programs generally.
•Report and, as appropriate, make recommendations to the Board regarding executive compensation programs and practices.
•Inform the non-employee directors of the Board of its decisions regarding compensation for the CEO and other senior executives.
•Oversee the Company’s engagement with institutional stockholders and proxy advisory firms concerning executive compensation matters.
•Report to the Board annually on succession planning, and assist the Board in nominating and evaluating successors to the CEO and Board Chair positions.

Governance and Social Responsibility Committee	Members:	Prof. Noreena Hertz (Chair), Adriana Cisneros, Julius Genachowski, Dr. Judy Olian
	Meetings in 2025:	5
The Board has determined that each member meets applicable Nasdaq and Mattel independence standards.
Primary Responsibilities
•Assist the Board by identifying individuals qualified to become Board members, consistent with the criteria approved by the
Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders.
•Develop and recommend to the Board the Guidelines on Corporate Governance.
•Lead the evaluation of the Board’s performance.
•Evaluate and make recommendations to the Board regarding the independence of the Board members.
•Recommend director nominees for each Committee of the Board.
•Assist the Board with oversight and review of social responsibility matters such as sustainability, corporate citizenship, community involvement, equal opportunity, global manufacturing principles, product quality and safety, public policy, and environmental, health, and safety matters.
•Oversee and review with management risks relating to governance and social responsibility matters.
•Oversee the Company’s engagement with institutional stockholders and proxy advisory firms concerning governance and social responsibility matters.
•Oversee philanthropic activities.
•Oversee policies and practices related to political expenditures, and review, on an annual basis, direct and indirect political expenditures, if any.
•Work closely with the CEO and other members of Mattel’s management to assure that Mattel is governed effectively and efficiently.
•Review the Board’s leadership structure periodically and recommend changes to the Board as appropriate.

2026 Proxy Statement	35

Finance Committee	Members:	Dominic Ng (Chair), Soren Laursen, Roger Lynch
	Meetings in 2025:	6
Primary Responsibilities
•Advise and make recommendations to the Board regarding allocation and deployment of available capital, including credit facilities and debt securities, capital expenditures, dividends to stockholders, stock repurchase programs, and hedging transactions.
•Oversee interactions with credit rating agencies.
•Advise and make recommendations to the Board regarding mergers, acquisitions, dispositions, and other strategic transactions.
•Oversee third-party financial risks.
Other Board Committees
The Executive Committee did not hold any meetings in 2025. The members of the Executive Committee are Ms. Ferguson,
Prof. Hertz, Dr. Olian, and Messrs. Lynch and Ng. Mr. Lynch chairs the Executive Committee. The Executive Committee may exercise all the powers of the Board, subject to limitations of applicable law, between meetings of the Board.
Mattel also has a Stock Grant Committee with Mr. Kreiz as the current sole member. The primary function of the Stock Grant
Committee is to exercise the limited authority delegated to the Committee by the Board and the Compensation Committee with regard to approving annual and off-cycle stock grants to employees below the EVP level who are not Section 16 officers.
Director Succession Planning
The Board has a robust director succession and search process. The Board retains an independent, third-party search firm to assist with the search for director candidates. The Board has worked diligently to achieve the right balance between long-term, institutional knowledge, and fresh perspectives on the Board. The Board believes that the current mix of director tenures provides
Mattel with an optimal balance of knowledge, experience, and capability. In its oversight of management, this mix allows the Board to leverage the new viewpoints, experiences, and ideas of newer directors as well as the deep knowledge of, and experience with,
Mattel held by longer-tenured directors. The Board continues to be thoughtful and proactive about this process and will continue to evaluate its composition with respect to skills, experience, and attributes in order to maintain the right balance for effective, independent Board oversight.
Onboarding and Continuing Education
New directors participate in an orientation process, which may address, among other topics, the Company’s operations, performance, strategic plans, significant business, financial, accounting, legal and risk management matters, compliance programs, code of business conduct and ethics, and corporate governance practices, and includes introductions to members of the
Company’s senior management and their respective responsibilities. The new directors also receive briefings on the responsibilities, duties, and activities of the Committee(s) on which the director will initially serve. All directors are encouraged to participate in continuing education programs to enhance skills and knowledge relevant to their service as directors, and the
Company pays the reasonable expenses of attendance by directors at such programs.
Board Meetings
During 2025, the Board held seven meetings. No incumbent director attended less than 75% of the aggregate of all Board meetings and all meetings held by any Committee of the Board on which such director served (in each case, held during the period of time such director served on the Board or the applicable Committee).
Policy Regarding Attendance of Directors at the Annual
Meeting of Stockholders
Each member of Mattel’s Board is expected, but not required, to attend Mattel’s annual meeting of stockholders. There were ten directors at the time of our 2025 Annual Meeting and five directors attended the meeting.

36	Mattel, Inc.

Corporate Governance at Mattel
Risk Oversight

Board Oversight
The Board is responsible for overseeing Mattel’s ongoing assessment and management of material risks impacting Mattel’s business. The Board relies on Mattel’s management to identify and report on material risks, and relies on each Board Committee to oversee management of specific risks related to that Committee’s function. The full Board retains oversight over areas that are not primarily overseen by a Board Committee, including strategy, executive succession planning, and certain emerging trends such as AI. The Board engages in risk oversight throughout the year and regularly receives reports from Board Committees and
Mattel’s management covering material and emerging risks.

Audit Committee
The Audit Committee oversees the Company’s
assessment and management of Mattel’s material
risks impacting the Company’s business, including
those relating to the Company’s financial reporting
and accounting, compliance, and cybersecurity.
The Committee is responsible for overseeing
Mattel’s compliance risk, which includes risk
relating to Mattel’s compliance with laws and
regulations. The Committee annually reviews and
discusses with management the material risks
impacting the Company and the steps management
has taken to monitor and control these risks.

Compensation Committee
The Compensation Committee oversees and
assesses material risks associated with Mattel’s
compensation structure, policies, and programs
generally, including those that may relate to pay
mix, selection of performance measures, the goal
setting process, and the checks and balances on
the payment of compensation. The Committee
annually reviews a detailed compensation risk
assessment conducted by its independent
compensation consultant to confirm that Mattel’s
compensation programs do not encourage
excessive risk taking. See “Compensation Risk
Review” on page 63 for a more detailed description
of the Committee’s review of potential pay risk.

Finance Committee
The Finance Committee oversees and reviews with
management risks relating to capital allocation and
deployment, including Mattel’s credit facilities and
debt securities, capital expenditures, dividend
policy, mergers, acquisitions, dispositions, and
other strategic transactions. The Committee also
oversees third-party financial risks, which include
risks arising from customers, vendors, suppliers,
subcontractors, creditors, debtors, and
counterparties in hedging transactions, mergers,
acquisitions, dispositions, and other
strategic transactions.

Governance and Social
Responsibility Committee
The Governance and Social Responsibility
Committee oversees and reviews with
management risks relating to governance and
social responsibility matters, including
sustainability, corporate citizenship, community
involvement, equal opportunity, global
manufacturing principles, product quality and
safety, public policy, and environmental, health,
and safety matters. The Committee works with
the Board to oversee how the Company fosters
its culture.

Management
Consistent with their role as active managers of Mattel’s business, our senior executives play the most active role in risk management, and the Board looks to such officers to keep the Board apprised on an ongoing basis about risks impacting Mattel’s business and how such risks are being managed. Each year as part of Mattel’s risk evaluation process performed by its internal audit team, Mattel’s most senior executives provide input regarding material risks facing the business group or function that each manages. These risks are presented to the Audit Committee and the Board along with Mattel’s strategy for managing such risks. Since much of the
Board’s risk oversight occurs at the committee level, Mattel believes that this process is important to make all directors aware of Mattel’s most material risks.

2026 Proxy Statement	37

Board Accountability and Effectiveness
Board Evaluations
The Board conducts an annual self-evaluation process to assess effectiveness at both the Board and Board Committee levels.
The Chair of the Governance and Social Responsibility Committee is responsible for leading the annual review and is available for private sessions with Board members during the evaluation process. Evaluation results and comments are reviewed with the Board and Board Committees. In addition, the Governance and Social Responsibility Committee conducts an annual review of the
Board’s composition and skills, and makes recommendations to the Board accordingly. This review includes consideration of the talent base, skills, areas of expertise, variety of opinions, perspectives, professional and personal experiences, and backgrounds, as well as other differentiating characteristics, and independence of the Board and its members, each member’s ability to dedicate sufficient time to service on the Board, and consideration of any recent changes in a director’s outside employment or responsibilities, including the number of outside board commitments a director holds. Mattel’s Guidelines on Corporate Governance set forth the limits on the number of outside public company boards that our directors may sit on. We also describe these limits under “Identifying and Evaluating Director Nominees” on page 29.

Key Areas of Focus for the Annual Evaluations	Improvements in Board Effectiveness Informed by Evaluations

•Board operations and meeting effectiveness •Board accountability •Board Committee performance
•Enhanced agenda item selection
•Enhanced Board and Committee discussion formats
•Enhanced interaction with management team
•Enhanced opportunity to engage with talent and evaluate
succession in the organization

Board Evaluation Process

1 - Questionnaires
Directors provide feedback
regarding Board composition and
structure, Board interaction with
management, meetings and
materials, effectiveness of the
Board, future agenda items, and
director education opportunities.
2 - Committee Review The Governance and Social Responsibility Committee reviews the results of the evaluations.

4 - Feedback and Action Based on the evaluation results, changes in practices or procedures are considered and implemented, as appropriate, to address opportunities identified.	3 - Board Review Evaluation results, which include average ratings, year-over-year data, and comments, are shared and discussed with the Board.

38	Mattel, Inc.

Corporate Governance at Mattel
Certain Transactions with Related Parties
The Board maintains a written Related Party Transactions Policy regarding the review, approval, and ratification of any transaction required to be reported under Item 404(a) of the SEC’s Regulation S-K. Under the policy, a related party transaction (as defined below) may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. A related party transaction entered into without pre-approval of the Audit Committee is not deemed to violate the policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered into. The policy provides that management shall present to the Audit Committee each new or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to Mattel and to the relevant related party. For the purposes of our policy, a “related party transaction” is any transaction or relationship directly or indirectly involving one of our directors (which term includes any director nominee) or executive officers (within the meaning of Rule 3b-7 under the Exchange Act), any person known by us to be the beneficial owner of more than 5% of our common stock, or any person known by us to be an immediate family member of any of the foregoing that would need to be disclosed under Item 404(a) of the SEC’s Regulation S-K.
Our directors and executive officers complete questionnaires on an annual basis designed to elicit information about any potential related party transactions. They are also instructed and periodically reminded of their obligation to inform our legal department of any potential related party transactions. In addition, we review information about security holders known by us to be beneficial owners of more than 5% of any class of our voting securities (see “Stock Ownership and Reporting – Principal Stockholders”) to
determine whether there are any relationships with such security holders that might constitute related party transactions.
We are not aware of any current or proposed related party transactions with any directors, executive officers, more-than-5%
security holders, or any person known by us to be an immediate family member of any of the foregoing requiring disclosure under the SEC’s rules or our Related Party Transactions Policy.
Code of Conduct
The Board has adopted a Code of Conduct, which is a general statement of Mattel’s standards of ethical business conduct.
The Code of Conduct applies to all of our employees, including our CEO and CFO. Certain provisions of the Code of Conduct also apply to members of the Board in their capacity as Mattel’s directors. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. We intend to disclose any future amendments to certain provisions of our Code of Conduct in accordance with the SEC rules, and any waivers of provisions of the
Code of Conduct required to be disclosed under the SEC rules or the Nasdaq listing standards, on Mattel’s corporate website at
https://corporate.mattel.com/ethics-and-compliance#our-code-of-conduct.
Corporate Governance Documentation and How to
Obtain Copies
In addition to our Committee charters and Code of Conduct, current copies of the following materials related to Mattel’s corporate governance policies and practices are available publicly on Mattel’s corporate website at https://investors.mattel.com/governance/
governance-documents:
•Restated Certificate of Incorporation;
•Amended and Restated Bylaws;
•Amended and Restated Guidelines on Corporate Governance;
•Director Nominations Policy;
•Audit Committee Complaint Procedures for Accounting, Internal Accounting Controls, Auditing, and Federal Securities
Law Matters;
•Policy on Adoption of a Shareholder Rights Plan; and
•Golden Parachute Policy.

2026 Proxy Statement	39

Communications with the Board
The independent directors of Mattel have unanimously approved a process by which stockholders of Mattel and other interested persons may send communications to any of the following: (i) the Board, (ii) any committee of the Board, (iii) the Independent Lead
Director, or (iv) the independent directors. Such communications should be submitted in writing by mailing them to the relevant addressee at the following address:
[Addressee]
c/o Secretary, TWR 15-1
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA 90245-5012
Any such communications will be relayed to the Board members who appear as addressees, except that the following categories of communications will not be so relayed, but will be available to Board members upon request:
•Communications concerning Company products and services;
•Solicitations;
•Matters that are entirely personal grievances; and
•Communications about litigation matters.

40	Mattel, Inc.

Corporate Governance at Mattel
Non-Employee Director Compensation
Independent Compensation Consultant Review
On an annual basis, the Compensation Committee reviews, with the assistance of its independent compensation consultant,
FW Cook, our non-employee director compensation program. In May 2025, FW Cook conducted an independent review of our non-employee director compensation program and concluded that no changes should be made to the level of payments under such program since such amounts aligned with our peer group median. FW Cook also did not recommend any changes to our non-employee director compensation program structure, which FW Cook has indicated is aligned with best practice, as set forth below. As a result, our Compensation Committee determined, supported by FW Cook’s recommendation, that no changes would be made to our non-employee director compensation program for 2025.

Non-Employee Director Compensation Program Elements:
•Retainer-only cash compensation (i.e., no meeting fees)
•Total annual compensation mix slightly weighted in favor of stock versus cash
•Annual stock grants delivered as full value awards based on a fixed-value formula
•Immediate vesting that avoids entrenchment
•Robust stock ownership guidelines
•Flexible voluntary deferral provisions
•Annual total limit on stock and cash compensation in the stockholder approved stock plan
•No major benefits or perquisites other than modest charitable gift matching

Cash Retainers
For 2025, non-employee directors received:

Annual cash retainer	$110,000
Additional cash retainer for the Independent Lead Director	$50,000
Additional cash retainer for the Chairs of the Audit and Compensation Committees	$20,000
Additional cash retainer for the Chairs of the Executive, Finance, and Governance and Social Responsibility Committees	$15,000
Additional cash retainer for members of the Audit Committee, including the Chair	$10,000
Directors had the option to receive all or a portion of their annual cash retainer in the form of shares of Mattel common stock and/or defer receipt of all or a portion of their total cash retainer under the Mattel, Inc. Deferred Compensation Plan for Non-Employee
Directors (“Director DCP”), as described below under “Narrative Disclosure to Non-Employee Director Compensation
Table – Deferred Compensation Plan for Non-Employee Directors.” Each of our non-employee directors received his or her total cash retainer shortly after our 2025 Annual Meeting held on May 28, 2025, except Messrs. Genachowski and Lynch who elected to defer their total cash retainer under the Director DCP. For non-employee directors, cash retainers are pro-rated from the date of commencement of service until the next annual meeting of stockholders.
Stock Compensation
For 2025, non-employee directors received:

Annual stock grant of deferred vested RSUs (intended fixed grant value)	$175,000

2026 Proxy Statement	41

Each of our non-employee directors elected at our 2025 Annual Meeting received the annual grant of deferred vested RSUs on the
2025 Annual Meeting date. For non-employee directors commencing service on the Board other than at our annual meeting of stockholders, annual stock grants are pro-rated from the date of commencement of service until the next annual meeting of stockholders. Each RSU represents a contingent right to receive one share of Mattel common stock. These RSUs vest immediately, but a non-employee director generally will not receive actual shares of Mattel common stock in settlement of the
RSUs until the earlier of the third anniversary of the grant date or the date he or she ceases to be a director. The RSUs have dividend equivalent rights, meaning that for the period before the RSUs are settled in shares, we will pay the director cash equal to any cash dividends that he or she would have received if the RSUs had been an equivalent number of actual shares of Mattel common stock. The directors may also elect to defer the receipt of the RSU shares under the Director DCP and, if they do so, any dividends paid on such shares are also deferred under the Director DCP in the form of Mattel stock equivalents.
The following table shows the compensation of the members of the Board who served at any time during 2025, other than
Mr. Kreiz, whose compensation as an executive officer is set forth in the Summary Compensation Table:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Adriana Cisneros	110,000	175,000	7,500	292,500
Diana Ferguson	140,000	175,000	—	315,000
Julius Genachowski	120,000	175,000	15,000	310,000
Prof. Noreena Hertz	125,000	175,000	7,500	307,500
Soren Laursen	120,000	175,000	7,500	302,500
Roger Lynch	175,000	175,000	15,000	365,000
Dominic Ng	135,000	175,000	15,000	325,000
Dr. Judy Olian	130,000	175,000	7,500	312,500
Dawn Ostroff	110,000	175,000	8,750	293,750
(1)For Messrs. Genachowski and Lynch, the amount shown was deferred under the Director DCP.
(2)Each of our non-employee directors received an annual stock grant of 9,196 RSUs on May 28, 2025, under our Amended and Restated 2010 Equity and Long-Term Compensation Plan
(the “Amended 2010 Plan”). Amounts in this column represent the grant date fair value of such shares, computed in accordance with FASB ASC Topic 718, based on our closing stock price of
$19.03 on May 28, 2025. The table below shows the aggregate number of stock awards outstanding for each of our non-employee directors as of December 31, 2025. Stock awards consist of vested but not settled RSUs and any deferrals of vested RSUs under the Director DCP. Our directors held no outstanding stock option awards as of December 31, 2025.

Name	Aggregate Stock Awards Outstanding as of December 31, 2025
Adriana Cisneros	47,902
Diana Ferguson	34,605
Julius Genachowski	22,146
Prof. Noreena Hertz	29,970
Soren Laursen	27,762
Roger Lynch	60,469
Dominic Ng	117,216
Dr. Judy Olian	27,762
Dawn Ostroff	22,146
(3)The “All Other Compensation” column reflects the charitable contributions made by the Mattel Children’s Foundation pursuant to the Board of Directors Recommended Grants and Matching
Recommended Grants Program, as described below, for the applicable director.

42	Mattel, Inc.

Corporate Governance at Mattel
Narrative Disclosure to Non-Employee Director
Compensation Table
Recommended Grants and Matching Recommended Grants Program
Subject to certain limitations, each director may recommend that the Mattel Children’s Foundation (the “Foundation”) make grants of up to a total of $7,500 per year to one or more nonprofit public charities that help fulfill the Foundation’s mission of serving children in need. The Foundation also will match up to $7,500 per year for any personal charitable gifts made by the director, subject to certain limitations. This program may not be used to satisfy any pre-existing commitments of the director or any member of the director’s family.
Deferred Compensation Plan for Non-Employee Directors
The Director DCP allows directors to defer their Board cash retainers and the common stock underlying their annual RSU grants.
Cash retainers deferred in the Director DCP are maintained in account balances that are deemed invested in one or more of a number of externally managed institutional funds that are similarly available under the executive Mattel, Inc. Deferred
Compensation and PIP Excess Plan. Cash retainers deferred into the Mattel Company Stock Fund in the Director DCP are deemed invested in Mattel stock equivalents, which accrue dividend equivalent rights in the same way as RSUs.
As of December 31, 2025, the following directors had the following aggregate number of Mattel stock equivalents in the Director
DCP, including deferred RSU shares: Ms. Cisneros: 20,140; Ms. Ferguson: 6,843; Mr. Genachowski: 15,502; Mr. Lynch: 53,896;
and Mr. Ng: 187,177.
Expense Reimbursement Policy
Mattel reimburses directors for expenses incurred while traveling for Board business and permits directors to use
Company-selected aircraft when traveling for Board business, as well as commercial aircraft, charter flights, and non-Mattel private aircraft. These expenses are not considered perquisites, as they are limited to travel for Board business. In the case of travel by a non-Mattel private aircraft, the amount reimbursed is generally limited to variable costs or direct operating costs relating to travel for
Mattel Board business and generally does not include fixed costs such as a portion of the flight crew’s salaries, monthly management fee, capital costs, or depreciation.
Non-Employee Director Stock Ownership
The Board has adopted guidelines regarding non-employee director stock ownership. Within five years of joining the Board, non-employee directors must attain stock ownership equivalent in value to five times the annual cash retainer. For this purpose,
Mattel common stock holdings are valued at the greater of acquisition value or current market value. Cash retainers and RSU shares deferred into the Mattel Company Stock Fund in the Director DCP receive credit and are valued at the current market value.
As of December 31, 2025, each of the Board members has met the targeted stock ownership level other than Ms. Ostroff, who joined the Board in 2024 and is within the five-year compliance period.

2026 Proxy Statement	43

Audit Matters
Proposal 2: Ratification of Selection of
Independent Registered Public Accounting Firm
for the Year Ending December 31, 2026

The Board recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as Mattel’s Independent Registered Public Accounting Firm.
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. Representatives of PricewaterhouseCoopers LLP are expected to be present at the
2026 Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants is not required by our Restated Certificate of Incorporation, our Bylaws, or otherwise. However, the Board is submitting the selection of
PricewaterhouseCoopers LLP to the stockholders for ratification because we believe it is a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Mattel’s best interests and that of our stockholders.

44	Mattel, Inc.

Audit Matters
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the
Securities and Exchange Commission (“SEC”) or subject to Regulations 14A or 14C of the Securities Exchange Act of
1934, as amended (“Exchange Act”), or the liabilities of Section 18 of the Exchange Act. The Report of the Audit
Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Mattel specifically incorporates it by reference.
The Audit Committee’s responsibility is to assist the Board in its oversight of:
•The quality and integrity of Mattel’s financial reports;
•The independence, qualifications, and performance of PricewaterhouseCoopers LLP (“PwC”), Mattel’s independent registered public accounting firm;
•The performance of Mattel’s internal audit function; and
•The compliance by Mattel with legal and regulatory requirements.
Management of Mattel is responsible for Mattel’s consolidated financial statements as well as Mattel’s financial reporting process and internal control over financial reporting, including Mattel’s disclosure controls and procedures. PwC is responsible for performing an integrated audit of Mattel’s annual consolidated financial statements and of its internal control over financial reporting.
In this context, the Audit Committee has reviewed and discussed with management, the head of Mattel’s internal audit function, and PwC, the audited financial statements of Mattel as of and for the year ended December 31, 2025, and Management’s Report on Internal Control Over Financial Reporting. Management has confirmed to the Audit Committee that, as required by Section 404 of the Sarbanes-Oxley Act, management has evaluated the effectiveness of Mattel’s internal control over financial reporting using the framework in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations (“COSO”)
of the Treadway Commission. Based on this evaluation, management concluded that Mattel’s internal control over financial reporting was effective as of December 31, 2025.
PwC has expressed its opinion that:
•Mattel’s consolidated financial statements present fairly, in all material respects, its financial position as of December 31, 2025 and 2024 and its results of operations and cash flows for each of the three years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America; and
•Mattel has maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control – Integrated Framework issued by COSO.
In addition, Mattel’s Chief Executive Officer and Chief Financial Officer reviewed with the Audit Committee, prior to filing with the SEC, the certifications that were filed pursuant to the requirements of the Sarbanes-Oxley Act and the disclosure controls and procedures management has adopted to support the certifications. The Audit Committee periodically meets in executive sessions and in separate private sessions with management, including the Chief Executive Officer, the Chief Financial Officer,
and/or the Chief Legal Officer, the head of Mattel’s internal audit function, and PwC. Each of the Chief Executive Officer, the
Chief Financial Officer, the Chief Legal Officer, the head of Mattel’s internal audit function, and PwC has unrestricted access to the
Audit Committee.
The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning its independence from Mattel, and the Audit Committee has also discussed with PwC the firm’s independence from Mattel. The Audit Committee has also considered whether PwC’s provision of non-audit services to
Mattel is compatible with maintaining the firm’s independence from Mattel.
The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving accounting or auditing, including the subject of auditor independence. As such, it is not the duty of the Audit
Committee to plan or conduct audits or to determine that Mattel’s consolidated financial statements fairly present Mattel’s financial position, results of operations and cash flows, and are in conformity with accounting principles generally accepted in the
United States of America and applicable laws and regulations. Each member of the Audit Committee is entitled to rely on:
•The integrity of those persons within Mattel and of the professionals and experts (such as PwC) from which the Audit Committee receives information;
•The accuracy of the financial and other information provided to the Audit Committee by such persons, professionals, or experts absent actual knowledge to the contrary; and

2026 Proxy Statement	45

•Representations made by management or PwC as to any information technology services of the type described in Rule
2-01(c)(4)(ii) of the SEC’s Regulation S-X and other non-audit services provided by PwC to Mattel.
Based on the reports and discussions described above, the Audit Committee approved the inclusion of the audited financial statements in Mattel’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
AUDIT COMMITTEE
Diana Ferguson (Chair)
Julius Genachowski
Soren Laursen
Dominic Ng
March 18, 2026

46	Mattel, Inc.

Audit Matters
Fees Incurred for Services by
PricewaterhouseCoopers LLP
The following table summarizes the fees accrued by Mattel for audit and non-audit services provided by PwC for fiscal years 2025 and 2024:

Fees	2025 ($)	2024 ($)
Audit fees(1)	9,555,000	9,339,000
Audit-related fees(2)	864,000	98,000
Tax fees(3)	1,508,000	1,156,000
All other fees(4)	2,000	2,000
Total	11,929,000	10,595,000
(1)Audit fees consisted of fees for professional services provided in connection with the integrated audit of Mattel’s annual consolidated financial statements and the audit of internal control over financial reporting, the performance of interim reviews of Mattel’s quarterly unaudited financial information, comfort letters, consents, and statutory audits required internationally.
(2)Audit-related fees consisted primarily of fees related to system pre-implementation assessments and financial due diligence services in 2025, and other agreed upon procedures.
(3)Tax fees principally included (i) tax compliance and preparation fees (including fees for preparation of original and amended tax returns, claims for refunds, and tax payment-planning services)
of $737,000 for 2025 and $649,000 for 2024, and (ii) other tax advice, tax consultation, and tax planning services of $771,000 for 2025 and $507,000 for 2024.
(4)All other fees consisted of software license fees.
The Audit Committee charter provides that the Audit Committee pre-approves all audit services and permitted non-audit services to be performed for Mattel by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.
In addition, consistent with SEC rules regarding auditor independence, the Audit Committee has adopted a Pre-Approval Policy, which provides that the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. The Pre-Approval Policy sets forth procedures to be used for pre-approval requests relating to audit services, audit-related services, tax services, and all other services and provides that:
•The term of the pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or the services are specifically associated with a period in time;
•The Audit Committee may consider the amount of estimated or budgeted fees as a factor in connection with the determination of whether a proposed service would impair the independence of the registered public accounting firm;
•Requests or applications to provide services that require separate approval by the Audit Committee are submitted to the Audit
Committee by both the independent registered public accounting firm and the CFO and Corporate Controller or Senior Vice
President, Tax (for tax services), and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and PCAOB on auditor independence;
•The Audit Committee may delegate pre-approval authority to one or more of its members, and if the Audit Committee does so, the member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting; and
•The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.
All services provided by our independent registered public accounting firm in 2025 and 2024 were pre-approved in accordance with the Audit Committee’s Pre-Approval Policy.

2026 Proxy Statement	47

Compensation at Mattel
Proposal 3: Advisory Vote to Approve Named
Executive Officer Compensation

The Board recommends a vote FOR approval of the executive compensation of Mattel’s named executive officers.
We are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our NEOs (“Say-on-Pay”) as described in the Compensation Discussion and Analysis and set forth in the executive compensation tables and narrative discussion on pages 50 through 81.
The Board believes that the information provided in the Compensation Discussion and Analysis and the executive compensation tables and narrative discussion demonstrates that our executive compensation programs are designed appropriately, emphasize pay for performance, and continue to align senior executives’ interests with stockholders’ interests to support long-term stockholder value creation.
The Board has determined to hold a Say-on-Pay advisory vote every year. In accordance with this determination and Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking our stockholders to approve the following advisory resolution at the 2026 Annual Meeting:
“RESOLVED, that the stockholders of Mattel approve, on an advisory basis, the compensation of Mattel’s named executive officers, as disclosed in the Compensation Discussion and Analysis, executive compensation tables, and narrative discussion of this Proxy Statement.”
The Say-on-Pay vote is advisory and, therefore, not binding on Mattel, the Compensation Committee, or the Board. Although
non-binding, the Compensation Committee and the Board will review and consider the voting results when making future decisions regarding our executive compensation programs. At our 2023 Annual Meeting, stockholders approved, on an advisory basis, a frequency of every year for casting Say-on-Pay votes. We currently hold Say-on-Pay votes every year and expect the next
“Say-on-Pay” vote after the 2026 Annual Meeting will be held at our 2027 Annual Meeting.

48	Mattel, Inc.

Compensation at Mattel
Executive Officers
The current executive officers of Mattel are as follows:

Name	Age	Position	Executive Officer Since
Ynon Kreiz(1)	61	Chairman of the Board and Chief Executive Officer	2018
Paul Ruh	59	Chief Financial Officer	2025
Steve Totzke(2)	56	President and Chief Commercial Officer	2020
Karen Ancira	44	Executive Vice President and Chief People Officer	2024
Jonathan Anschell	58	Executive Vice President, Chief Legal Officer, and Secretary	2021
Roberto Isaias	58	Executive Vice President and Chief Supply Chain Officer	2019

Paul Ruh Chief Financial Officer
Mr. Ruh has been Chief Financial Officer since May 2025. From May 2023 to May 2025, he served as
Chief Financial Officer of Kenvue Inc, a consumer health company. From 2017 to 2023, he served as
Chief Financial Officer of Johnson & Johnson Consumer Health, the consumer health division of
Johnson & Johnson. From 2015 to 2017, he served as Chief Financial Officer of PepsiCo’s Latin
America business, after prior finance leadership roles at PepsiCo beginning in 2000 (including roles such as CFO of Pepsi Beverages Americas and CFO of PepsiCo Foodservice). Earlier in his career, he served in finance roles at Procter & Gamble and McKinsey & Company in Mexico City, Mexico and
Santiago, Chile.

Steve Totzke President and Chief Commercial Officer
Mr. Totzke has been President and Chief Commercial Officer since April 2022. From July 2018 to
March 2022, he served as Executive Vice President and Chief Commercial Officer. From February 2016
to July 2018, he served as Executive Vice President and Chief Commercial Officer – North America.
From May 2014 to February 2016, he served as Senior Vice President, Sales and Shopper Marketing,
and from April 2012 to May 2014, he served as Senior Vice President, U.S. Sales. From January 2010
to April 2012, he served as Vice President and General Manager, Australia, and from February 2008 to
December 2009, he served as General Manager, Australia/New Zealand. Prior to that, he served as
Senior Director of Sales and Vice President, Canada.

Karen Ancira EVP and Chief People Officer
Ms. Ancira has been Executive Vice President and Chief People Officer since May 2024. From
May 2022 to April 2024, she served as Chief People Officer, KFC US, a fast-food restaurant chain.
From 2018 to 2022, she served as Chief People Officer, KFC South Pacific. From 2016 to 2018,
she served as Chief People Officer, KFC Latin America and the Caribbean. From 2013 to 2015,
she served as Director, Organizational Development, KFC UK and Ireland. Prior to that, Ms. Ancira served in HR leadership positions at PepsiCo in Monterrey, Mexico.

Jonathan Anschell EVP, Chief Legal Officer, and Secretary
Mr. Anschell has been Executive Vice President, Chief Legal Officer, and Secretary since
January 2021. From December 2019 to December 2020, he served as Executive Vice President and
General Counsel, ViacomCBS Media Networks, a mass media company. From January 2016 to
December 2019, he served as Executive Vice President, Deputy General Counsel, and Secretary of
CBS Corporation. From September 2004 to December 2019, he served as Executive Vice President and General Counsel of CBS Broadcasting Inc. Prior to that, Mr. Anschell was a partner with the law firm White O’Connor Curry.

2026 Proxy Statement	49

Roberto Isaias EVP and Chief Supply Chain Officer
Mr. Isaias has been Executive Vice President and Chief Supply Chain Officer since February 2019. From
April 2014 to February 2019, he served as Senior Vice President and Managing Director Latin America.
From December 2011 to April 2014, he served as Senior Vice President and General Manager Latin
America (except Brazil). From September 2007 to December 2011, he served as Vice President and
General Manager Mexico. From March 2005 to September 2007, he served as General Manager Latin
America – South Cone (Chile, Argentina, Peru, Uruguay, Paraguay, and Bolivia). From August 2002 to
March 2005, he was Senior Sales & Trade Marketing Director – Mexico. From August 2001 to
August 2002, he served as Head of Commercial for Traditional Trade at Procter & Gamble Mexico.
Prior to that, he served as Associate Director for the Modern Trade, Drug Distributors, and Key Regions
at Procter & Gamble Mexico. Mr. Isaias’ full legal name is Roberto J. Isaias Zanatta.

(1)Information regarding Mr. Kreiz is provided in the “Proposal 1 – Election of Directors” section of this Proxy Statement.
(2)On April 7, 2026, Mattel announced that Mr. Totzke will cease to serve as President and Chief Commercial Officer, effective May 1, 2026.

50	Mattel, Inc.

Compensation at Mattel
Compensation Discussion and Analysis
2025 Named Executive Officers
Our fiscal year 2025 Named Executive Officers, or NEOs, were:

Ynon Kreiz	Paul Ruh	Steve Totzke	Jonathan Anschell	Roberto Isaias
Chairman and Chief Executive Officer	Chief Financial Officer	President and Chief Commercial Officer	EVP, Chief Legal Officer, and Secretary	EVP and Chief Supply Chain Officer
Per SEC rules, Anthony DiSilvestro, our former Chief Financial Officer, was also an NEO for fiscal year 2025.
2025 Business Overview
2025 was marked by uncertainty in U.S. trade dynamics that affected retailer ordering patterns for much of the year. Looking at our full year financial performance, gross billings was comparable to the prior year, with consumer demand positive for the year and in each of our four regions. Full year net sales decreased 1% compared to the prior year, with growth in International offset by a decline in North America. Our supply chain excelled in a volatile environment, adjusting for the shift in shipping patterns from direct import to domestic fulfillment, and our teams effectively managed our owned inventory to finish the year well positioned for 2026.
We continued to execute on our Optimizing for Profitable Growth cost savings program, with full year savings totaling $89 million and cumulative savings of $172 million since launching the program in 2024. We are tracking ahead of our three-year $200 million savings target, and in the fourth quarter of 2025 increased the program’s total gross cost savings target to $225 million, which we expect to complete by the end of 2026.
Mattel ended 2025 with a strong balance sheet, including $1.2 billion in cash, after repurchasing $600 million of shares during the year. Since resuming share repurchases in 2023, we bought back more than $1.2 billion of shares, representing approximately
18% of shares outstanding.(1)
(1)Shares repurchased from February 10, 2023 to December 31, 2025; 18% of shares outstanding based on Mattel’s total shares outstanding as of February 10, 2023.

2026 Proxy Statement	51

2025 Pay Outcomes Reflect Our Pay For Performance Philosophy

Compensation Components	Characteristics	2025 Actions/Results

Base Salary	•Provide fixed cash compensation based on individual role, skill set, market data, performance, criticality to the Company, and internal pay parity
Increased 2025 base salaries for
Messrs. Totzke, Anschell, and
Isaias in recognition of their strong
performance in 2024 and the
criticality and impact of their roles,
supported by competitive market
practices based on data provided by
FW Cook and our pay for
performance philosophy, as
discussed on page 54.

Annual Cash Incentive (MIP)
•Incentivize and motivate senior executives to achieve our
short-term strategic and financial objectives that we
believe will drive long-term stockholder value
•Our 2025 MIP financial measures focused on improving
profitability, topline performance, and improving our
working capital position. The 2025 MIP was structured
as follows:
◦65% MIP-Adjusted EBITDA Less Capital Charge
◦20% MIP-Adjusted Net Sales
◦15% MIP-Adjusted Gross Margin
◦Multiplier based on Individual Performance

Increased 2025 target MIP
opportunity for Messrs. Kreiz and
Totzke in recognition of their strong
performance in 2024 and the
criticality and impact of their roles,
supported by competitive market
practices based on data provided by
FW Cook and our pay for
performance philosophy, as
discussed on page 54.
The Company financial performance
earnout for the 2025 MIP was
71.9% of target opportunity, as
discussed on page 53.

Stock-Based Long-Term Incentives (LTIs)	•Aimed at focusing our senior executives on achieving our key long-term financial objectives, while rewarding relative growth in stockholder value that is sustained over several years
Increased 2025 target LTI values for
Messrs. Kreiz, Totzke, Anschell, and
Isaias in recognition of their strong
performance in 2024 and the
criticality and impact of their roles,
supported by competitive market
practices based on data provided by
FW Cook and our pay for
performance philosophy, as
discussed on page 58.

•Performance Units
•Incentivize and motivate senior executives to achieve
key long-term financial objectives and stock
price outperformance
•The Performance Units granted under the three-year
2023-2025 LTIP cycle were structured as follows:
◦Three-Year Cumulative Adjusted Free Cash Flow
◦Multiplier based on Three-Year relative TSR vs. S&P
500 constituents
The payout for the 2023-2025 LTIP was 116% of target Performance Units granted, as discussed on page 59.

•RSUs	•Encourage senior executive stock ownership •Support stockholder-aligned retention •Vest in annual installments over three years

52	Mattel, Inc.

Compensation at Mattel
Pay For Performance Philosophy
Our executive compensation programs reflect our pay for performance philosophy.
The guiding principles of our executive compensation programs include:
•Paying for performance
•Aligning executives’ financial interests with stockholders’ interests
•Attracting and retaining the best talent
•Upholding compensation governance best practices
•Recognizing leadership behaviors that support Mattel’s purpose, mission, strategy, and values
The Compensation Committee has designed our executive compensation programs so that a significant percentage of annual compensation is performance-based and at-risk, with incentive earnouts based on Company financial, individual, and stock price performance. Further, a large portion of this performance-based annual compensation is delivered in the form of stock-based incentives, rather than cash, which motivates our executives to think and act like owners, rewarding them when value is created for stockholders. Our compensation programs are designed to recruit, incentivize, and retain the best talent in the industry and promote alignment with stockholders’ interests by creating incentives for long-term performance and stockholder value creation.
Pay For Performance
Our compensation programs continued to reflect our commitment to pay for performance and long-term stockholder value creation by emphasizing at-risk performance-based compensation in the form of an annual cash incentive (MIP) and annual LTIs.
As a result, our CEO’s annual target TDC continued to be delivered primarily in the form of performance-based LTIs, with an annual LTI mix of 75% Performance Units and 25% RSUs. Our other NEOs received an annual LTI mix of 50% Performance Units and 50% RSUs. The chart below shows the 2025 target TDC* mix for our CEO and the average 2025 target TDC* mix for our other
NEOs.
Significant Portion of 2025 Target TDC* At-Risk

CEO	Average of other NEOs**

*2025 target TDC is the sum of 2025 year-end annual base salary, target MIP opportunity, and annual target LTIs (i.e., target grant value of Performance Units granted under the 2025-2027 LTIP and RSUs).
**In light of Mr. DiSilvestro’s departure during 2025, this chart excludes his compensation.

2026 Proxy Statement	53

2025 Pay Outcomes Reflect Our Pay For Performance Philosophy
MIP
2025 MIP earnout was below target, as Mattel did not achieve target level performance for MIP goals.
Outcomes of our compensation programs in 2025 reflect our financial performance amid the effects of uncertainty in U.S. trade dynamics that impacted retailer ordering patterns, and actions we took to manage owned inventory and support retail partners that negatively impacted profitability and gross margin. Results were below target for each performance measure. Accordingly, the MIP earnout was below target, reflecting our pay for performance philosophy.
For our NEOs, the 71.9% Company financial performance earnout under the MIP was based on below target achievement against the goals for MIP-Adjusted EBITDA Less Capital Charge*, MIP-Adjusted Net Sales*, and MIP-Adjusted Gross Margin*. The
Company financial performance earnout was then adjusted by a multiplier (“Individual Performance Multiplier”) of 0% to 125%
based on our CEO’s assessment of each executive’s performance, and the Compensation Committee’s assessment of our CEO’s performance, against pre-established individual goals linked to the execution of our strategy. For 2025, the Individual Performance
Multiplier for our CEO was 100% and for our other NEOs was either 100% or 110%. Please see “2025 Individual Performance
Assessments” on page 56.

Company Financial Performance Earnout of 2025 Target MIP Opportunity: 71.9%

LTIP
2023-2025 LTIP above-target earnout reflects strong performance in Adjusted Free Cash Flow* generation, offset by below-target relative TSR over the three-year performance period.
We achieved three-year cumulative Adjusted Free Cash Flow* of $1,965 million, above the maximum goal of $1,845 million, resulting in a maximum financial performance earnout of 150% for the three-year performance period due to above-maximum
Adjusted Free Cash Flow performance in 2023 and 2024, and slightly below-target performance in 2025. As of the end of the performance period, our relative TSR was at the 33rd percentile of the S&P 500 constituents, resulting in a relative TSR multiplier of
77.6%, and a total earnout and payout of 116% of target Performance Units granted.

Earnout of 2023-2025 LTIP Target Performance Units: 116%

*MIP-Adjusted EBITDA Less Capital Charge, MIP-Adjusted Net Sales, MIP-Adjusted Gross Margin, and Adjusted Free Cash Flow are non-GAAP measures under the SEC’s rules. These measures are an integral part of the pre-established plan parameters for the MIP and LTIP, which were approved by the Compensation Committee and are intended to ensure that events outside the control of management do not unduly influence the achievement of the performance measures, and that employees are not penalized or benefited by the impact of unusual items that are unforeseeable or unquantifiable at the time the respective plan parameters are set, while also aligning them with stockholders’ interests. Please see “Management Incentive Non-GAAP
Financial Measures” on page 101 for definitions of these measures and a description of the adjustments under the MIP and LTIP.
Stockholder Input and 2025 Say-on-Pay Advisory Vote
As part of its annual compensation review process, the Compensation Committee carefully considers both the input received from stockholders on our executive compensation programs through our ongoing and active stockholder engagement program and the results of our annual Say-on-Pay vote. Our most recent Say-on-Pay proposal received the support of over 96% of the votes cast. In addition, over the course of the year, we engaged with stockholders representing approximately 45% of our outstanding shares on governance and other matters, during which such stockholders expressed their general support for the current design and structure of our executive compensation programs. We believe our stockholders’ support for Mattel’s executive compensation programs reflects our continued focus on closely aligning pay with performance and maintaining compensation governance best practices.
Going forward, the Compensation Committee will continue to carefully consider input from our stockholders when considering potential refinements to Mattel’s executive compensation programs. For more information on Mattel’s ongoing and active stockholder engagement program, see “Proxy Summary – Ongoing Stockholder Engagement Program” above.

54	Mattel, Inc.

Compensation at Mattel
Elements of Compensation
Base Salary
The base salary component of our annual executive compensation provides fixed cash compensation based on individual role, skill set, market data, performance, criticality to the Company, and internal pay parity.
In 2025, the Compensation Committee approved annual base salary increases to $900,000 for Mr. Totzke, to $775,000 for
Mr. Anschell, and to $800,000 for Mr. Isaias, in recognition of their strong performance in 2024 and the criticality and impact of their roles, supported by competitive market practices based on data provided by FW Cook and our pay for performance philosophy. The base salaries of our other NEOs, including the CEO, remained unchanged for 2025. The Committee made this determination after a review of competitive market practices data provided by FW Cook.
The 2025 base salary of Mr. Ruh, who commenced service as CFO on May 19, 2025, was established based on a review of market compensation for the role, and consideration of his experience and the compensation that would enable us to attract him to
Mattel. Mr. Ruh's base salary was set at $950,000.
Annual Cash Incentive (MIP)
Our annual cash incentive plan, the MIP, provides our NEOs and approximately 8,000 other global employees with the opportunity to earn annual cash incentive compensation based on the achievement of the Company’s short-term strategic and financial objectives, as well as individual goals, that are intended to drive long-term stockholder value creation over time. A comprehensive performance assessment against the pre-established individual goals for each of our NEOs differentiates performance and encourages accountability by linking pay to the execution of our strategy not otherwise rewarded or incentivized in the MIP financial measures. These goals also are linked to our objective to amplify our culture and purpose through responsible leadership, aligned with our strategy.
The guiding principles of the MIP include:
•Linking pay to financial and individual performance, resulting in a meaningful portion of compensation at-risk based on financial and individual success
•Incentivizing and motivating employees to achieve our short-term strategic and financial objectives on an annual basis, which we believe over time will drive long-term stockholder value creation
•Providing a competitive target annual cash incentive opportunity to attract and retain key talent
•Promoting team orientation by encouraging collaboration across the organization to achieve Company-wide objectives
•Providing appropriate payout levels for threshold to maximum performance
2025 MIP Payout Formula

Target Opportunity ($)	x	Financial Performance Earnout (%)	x	Individual Performance Multiplier (%)	=	MIP Payout ($)*

*NEOs’ payouts could not exceed 200% of target MIP opportunity and were subject to a profitability-based funding requirement based on achievement of the MIP-Adjusted EBITDA component of
MIP-Adjusted EBITDA Less Capital Charge. MIP-Adjusted EBITDA threshold performance of $948 million was required to trigger funding of the MIP, which was achieved.
2025 Target MIP Opportunity
The Compensation Committee conducted a robust analysis of competitive market practices alongside its independent compensation consultant, FW Cook, taking into consideration the criticality and impact of Mr. Kreiz’s role as Chairman and CEO, and Mr. Totzke’s role as President and Chief Commercial Officer. Supported by both competitive market practices based on data provided by FW Cook and our pay for performance philosophy, the Committee determined to increase Mr. Kreiz’s target MIP opportunity to 215% of base salary, and to increase Mr. Totzke’s target MIP opportunity to 100% of base salary. There were no changes to 2025 target MIP opportunities for our other NEOs. In connection with his commencement of employment as our CFO,
Mr. Ruh’s 2025 target MIP opportunity was set at 100% of his annual base salary with any payout for 2025 to be prorated based on his May 19, 2025 commencement date, based on a review of market compensation for the role, and consideration of his experience and the compensation that would enable us to attract him to Mattel.

2026 Proxy Statement	55

Name and Position	2025 Target MIP Opportunity as a % of Base Salary
Ynon Kreiz, Chairman and Chief Executive Officer	215
Paul Ruh, Chief Financial Officer(1)	100
Steve Totzke, President and Chief Commercial Officer	100
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	70
Roberto Isaias, EVP and Chief Supply Chain Officer	70
Anthony DiSilvestro, Former Chief Financial Officer(2)	100
(1) Payout to be prorated based on May 19, 2025 commencement date.
(2) In connection with Mr. DiSilvestro’s departure during 2025, he was not eligible to earn a payout under the 2025 MIP.
2025 MIP Financial Performance Measures & Weightings
To align with our strategic priorities, the Compensation Committee approved an annual cash incentive design under the MIP with the following performance measures and weightings:

Why This Measure Was Chosen

65% MIP-Adjusted EBITDA Less Capital Charge Directly linked to our strategic priority of continuing to improve profitability

20% MIP-Adjusted Net Sales Directly linked to our focus on topline performance

15% MIP-Adjusted Gross Margin Balances our approach to profitable growth, aligning with our cost savings programs
The amount that could be earned under each financial measure was 35% of target for threshold performance, 100% for target performance, and 200% of target for maximum performance, with linear interpolation between such performance levels; however, no amount could be earned under any individual financial measure if we failed to achieve threshold performance for such measure.
In addition, no amount could be earned under the MIP unless Mattel achieved MIP-Adjusted EBITDA threshold performance of
$948 million, which was achieved.
2025 MIP Financial Performance Goals and Results
The Compensation Committee set the Company’s 2025 financial measure performance goals and performance bands (range of threshold and maximum goals from target) as follows:
•The 2025 MIP-Adjusted EBITDA Less Capital Charge target goal was set at $766 million, with a performance band range of
+/- $127 million, compared to the 2024 result of $807 million;
•The 2025 MIP-Adjusted Net Sales target goal was set at $5,522 million, with a performance band range of +/- 5%, which was
$97 million higher than the 2024 result of $5,425 million; and
•The 2025 MIP-Adjusted Gross Margin target goal was set at 50.4%, with a performance band range of +/- 125bps, compared to the 2024 result of 50.8%.
In setting the above goals, the Compensation Committee focused on establishing financial performance targets under the MIP that would be challenging but achievable under then-current business and economic assumptions and conditions. The Compensation
Committee was intentional in the use of adjusted financial measures to exclude stock-based compensation from the metric calculations, to accurately measure management’s actions to drive growth. We believe this adjustment is appropriate and generally understood by our stockholders as helping to present the most accurate illustration of Mattel’s underlying operating and financial performance.

56	Mattel, Inc.

Compensation at Mattel
The following table sets forth the pre-established threshold, target, and maximum performance goals and weightings, and the performance results, for the 2025 MIP financial measures:

Financial Measure	Weighting	Threshold (35% earned)	Target (100% earned)	Maximum (200% earned)	% Earned before weighting	% Earned after weighting
MIP-Adjusted EBITDA Less Capital Charge*	65%				79%	51.4%
MIP-Adjusted Net Sales*	20%				43%	8.6%
MIP-Adjusted Gross Margin*	15%				79%	11.9%
Total Earnout						71.9%
($ in millions)
*The table above reflects Mattel’s 2025 performance with respect to MIP-Adjusted EBITDA Less Capital Charge, MIP-Adjusted Net Sales, and MIP-Adjusted Gross Margin, which are non-GAAP measures under the SEC’s rules. These measures are an integral part of the pre-established plan parameters for the MIP, which were approved by the Compensation Committee and are intended to ensure that events outside the control of management do not unduly influence the achievement of the performance measures, and that employees are not penalized or benefited by the impact of unusual items that are unforeseeable or unquantifiable at the time the plan parameters are set, while also aligning them with stockholders’ interests. Please see “Management
Incentive Non-GAAP Financial Measures” on page 101 for definitions of these measures and a description of the adjustments under the MIP.
2025 Individual Performance Assessments
For each of our NEOs, the Company financial performance earnout under the MIP was then adjusted by an Individual Performance
Multiplier of 0% to 125%:
•0% earned for Missed Expectations rating
•90% earned for Approached Expectations rating
•100% earned for Accomplished Expectations rating
•110% earned for Above Expectations rating
•125% earned for Exceeded Expectations rating
In no event, however, could an NEO’s payout exceed 200% of target MIP opportunity.
As in prior years, the Compensation Committee utilized pre-established individual goals in order to ensure a comprehensive performance assessment of our NEOs, differentiate individual performance, and encourage accountability. The individual goals included key actions linked to the execution of our strategy not otherwise rewarded or incentivized in the MIP financial measures.
In addition, the Compensation Committee measured NEO performance against individual goals linked to our objective to amplify our culture and purpose through responsible leadership, aligned with our strategy.
In an executive session, without the presence of our CEO, Mr. Kreiz, or management, the Compensation Committee evaluated
Mr. Kreiz’s 2025 performance and, with input from FW Cook, our independent compensation consultant, determined his performance rating and associated Individual Performance Multiplier. The Committee took into consideration, among other key results, Mr. Kreiz’s leadership in:
•navigating a volatile operating environment while driving consumer demand growth and expanding global market share in key categories, including Vehicles, Dolls, Action Figures, and Games;
•ending the year with a strong balance sheet and over $1.2 billion in cash, after completing $600 million in share repurchases;
•advancing strategic growth initiatives, including the launch of Mattel Studios to unify our film and television units to support creation of standout quality content, and advancing our theatrical slate with two movies scheduled for release in 2026, Masters of the Universe and Matchbox: The Movie;

2026 Proxy Statement	57

•expanding and renewing strategic partnerships with leading IP owners, including Netflix with KPop Demon Hunters, DC, and
Disney Pixar with Toy Story 5, while entering into innovative collaborations, including a strategic relationship with OpenAI to support AI-powered products and experiences; and
•establishing the Company’s new brand-centric organization and integrated operating model with a category-led structure where toys and entertainment are managed holistically to grow our IP-driven play and family entertainment business, supported by the
Mattel Playbook.
Our CEO performed an assessment of each NEO’s 2025 performance against their individual goals. He presented his assessments and recommendations regarding performance ratings and associated Individual Performance Multipliers to the
Compensation Committee, who concurred with the CEO’s assessments and recommendations, taking into consideration, among other key results, the following accomplishments for each NEO:
•Mr. Ruh’s leadership in executing the Optimizing for Profitable Growth savings program; implementing key business structure transformation plans; advancing critical finance organization initiatives; strengthening and enhancing the Company’s internal control environment; and successfully executing the Company’s first investment grade senior notes issuance since 2016.
•Mr. Totzke’s leadership in growing market share across key categories, including Vehicles, Dolls, Action Figures, and Games;
strengthening relationships with licensing partners and advancing our franchise brand portfolio; leveraging our retail footprint to drive performance; continuing to advance our direct-to-consumer capabilities; support of strategy execution, including overseeing marketing transformation initiatives to evolve demand creation, enhance customer engagement, advance cost saving efforts, and drive strategic organizational plans to unlock growth at American Girl.
•Mr. Anschell’s leadership in providing expert counsel and strategic guidance to the Board and management across a broad range of commercial, transactional, litigation, and regulatory matters; serving as a key contributor to the Company’s strategic transactions and high-profile partnership agreements; simplifying and enhancing the structure of the licensing and entertainment legal functions to drive efficiencies and support expanded in-house capabilities in entertainment and digital games; and
achieving favorable resolutions in significant litigation and dispute matters.
•Mr. Isaias’ leadership in continuing to drive supply chain productivity and operational efficiency to support business growth and strong retail partner service levels; improving forecast accuracy and maintaining a consistently high match rate of supply to demand; enhancing and modernizing the product development process, including strengthened alignment with direct-to-consumer across planning, design, development, and manufacturing; and further optimizing and diversifying our manufacturing footprint, resulting in significant cost savings.
The following table summarizes the resulting cash incentive earnouts expressed as a percentage of target MIP opportunity, and the payouts under the MIP:

Name and Position	Financial Performance Earnout (%)	Individual Performance Multiplier (%)	Total % of Target MIP Opportunity Earned (%)	MIP Payout ($)
Ynon Kreiz, Chairman and Chief Executive Officer	71.9	100	71.9	2,473,360
Paul Ruh, Chief Financial Officer(1)	71.9	100	71.9	424,801
Steve Totzke, President and Chief Commercial Officer	71.9	100	71.9	647,100
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	71.9	100	71.9	390,058
Roberto Isaias, EVP and Chief Supply Chain Officer	71.9	110	79.1	442,904
Anthony DiSilvestro, Former Chief Financial Officer(2)	—	—	—	—
(1) Mr. Ruh's payout was prorated to reflect his May 19, 2025 commencement date.
(2) In connection with Mr. DiSilvestro’s departure during 2025, he was not eligible to earn a payout under the 2025 MIP.

58	Mattel, Inc.

Compensation at Mattel
Stock-Based Long-Term Incentives (LTIs)
Our LTIs are stock-based and aimed at focusing our senior executives on achieving our key long-term financial objectives, while rewarding relative growth in stockholder value that is sustained over several years. We believe our stock-based LTIs align our senior executives’ interests with stockholders’ interests, emphasize long-term stockholder value creation, and provide important retention value.
Our 2025 portfolio approach to LTIs was comprised of two components:

Performance Units
Performance Units are granted under our LTIP
and earned based on the Company’s performance over
the three-year performance period, and subject to
continued service through the vesting date after the
three-year period.

RSUs
RSUs assist in meeting stock ownership requirements and
serve as a stockholder-aligned retention tool. Our RSUs vest in installments on each of the first three anniversaries of the grant date, subject to continued service through such date. We do
not provide dividend equivalents on these RSUs.

2025 LTI Mix
To emphasize pay for performance alignment and incentivize long-term stockholder value creation, the Compensation Committee determined in February 2025 to provide our CEO with an LTI mix that is primarily performance-based and at-risk with 75%
Performance Units and 25% RSUs. The Compensation Committee also determined that the 2025 LTI mix for each other senior executive would be composed of 50% Performance Units and 50% RSUs.
Annual RSUs were granted to the NEOs (and other grant-eligible employees) on May 7, 2025, and Performance Units were granted under the 2025-2027 LTIP on May 21, 2025. These grant dates align with the timing of our LTIP goal setting, while also ensuring that the grants occur during an open trading window under Mattel’s Insider Trading Policy.
2025 LTI Values
2025 LTI values reflect changes over 2024 as a result of the Compensation Committee’s robust analysis of competitive market practices alongside its independent compensation consultant, FW Cook, taking into consideration competitive market practices based on data provided by FW Cook and our pay for performance philosophy.
The Compensation Committee determined that, in recognition of their strong performance and leadership in 2024, and in light of market data provided by FW Cook, 2025 LTI values would be increased as follows: Mr. Kreiz to $10.822 million, Mr. Totzke to
$2.97 million, Mr. Anschell to $1.55 million, and Mr. Isaias to $1.875 million. In the case of Mr. Ruh, the terms of his 2025 LTI value were set forth in the offer letter he entered into upon his commencement of employment with Mattel. In recognition of the value of stock compensation forfeited by Mr. Ruh in connection with his resignation from his prior employer, his offer letter provided for a one-time make-whole grant valued at $3.8 million. In addition, based on a review of market compensation for the role, and consideration of his experience and the compensation required to attract him to Mattel, his offer letter provided for a 2025 annual grant with a value of $2.825 million.
The following table summarizes the 2025 LTI values set and granted by the Compensation Committee and reflects the allocation of
Performance Units granted under the 2025-2027 LTIP and RSU grants:

Name and Position	2025-2027 Performance Units ($)	2025 RSUs ($)	2025 Total LTI Value ($)
Ynon Kreiz, Chairman and Chief Executive Officer	8,116,500	2,705,500	10,822,000
Paul Ruh, Chief Financial Officer(1)	1,412,500	5,212,500	6,625,000
Steve Totzke, President and Chief Commercial Officer	1,485,000	1,485,000	2,970,000
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	775,000	775,000	1,550,000
Roberto Isaias, EVP and Chief Supply Chain Officer	937,500	937,500	1,875,000
Anthony DiSilvestro, Former Chief Financial Officer(2)	—	—	—
(1)Mr. Ruh’s RSUs amount reflect both a one-time make-whole grant ($3,800,000) and annual RSU grant ($1,412,500).
(2)Given his departure from the Company in 2025, Mr. DiSilvestro did not receive a 2025 LTI grant.
The Compensation Committee approved the design of the 2025-2027 LTIP, employing three-year relative TSR compared to S&P
500 constituents as the sole measure in light of uncertainty in U.S. trade dynamics at that time. The Committee will continue to evaluate the design of the LTIP to ensure that it supports our pay for performance philosophy and continues to align with the interests of our stockholders.

2026 Proxy Statement	59

LTIP Payout Formula

Target Performance Units Granted (#)	×	Three-Year Relative TSR Performance Earnout (%)	=	LTIP Payout (#)

The earnout percentage resulting from the three-year relative TSR performance measure, compared to S&P 500 constituents, is
50% for threshold performance, 100% for target performance, and 200% for maximum performance, with linear interpolation between such performance levels. No amount can be earned above 200% of target Performance Units granted, consistent with the
MIP, and no amount can be earned under the LTIP for below threshold performance for the relative TSR measure.
The outstanding Performance Units have dividend equivalent rights that are converted to shares of Mattel common stock only when and to the extent the underlying Performance Units are earned and paid. Dividend equivalents are accumulated in shares of stock attributed to each Performance Unit based upon the number of shares earned, assuming each dividend is reinvested in shares at the closing stock price on the ex-dividend date and participate in future dividend distributions for all dividends during the three-year performance period.
2023-2025 LTIP Financial Performance Goals and Results
We achieved three-year cumulative Adjusted Free Cash Flow* of $1,965 million, above the maximum goal of $1,845 million, resulting in a maximum financial performance earnout of 150% for the three-year performance period due to above-maximum
Adjusted Free Cash Flow performance in 2023 and 2024, and slightly below-target performance in 2025. As of the end of the performance period, our relative TSR was at the 33rd percentile of the S&P 500 constituents, resulting in a relative TSR multiplier of
77.6%, and a total earnout and payout of 116% of target Performance Units granted.

Financial Measure	Threshold (37% Earned)	Target (100% Earned)	Maximum (150% Earned)	% Earned
Three-Year Cumulative Adjusted Free Cash Flow*				150%
($ in millions)

	Effect of Relative TSR Multiplier
Mattel TSR Relative to S&P 500	≤25th	50th	≥75th	33rd
TSR Multiplier	67%	100%	133%	77.6%
Total Earnout				116%
*Adjusted Free Cash Flow is a non-GAAP measure under the SEC’s rules. This measure is an integral part of the pre-established plan parameters for the LTIP, which were approved by the
Compensation Committee and are intended to ensure that events outside the control of management do not unduly influence the achievement of the performance measure, and that employees are not penalized or benefited by the impact of unusual items that are unforeseeable or unquantifiable at the time the plan parameters are set, while also aligning with stockholders’
interests. Please see “Management Incentive Non-GAAP Financial Measures” on page 101 for a description of the adjustments under the LTIP.
The Compensation Committee approved financial performance goals for the 2023-2025 LTIP that were expected to be challenging, but achievable, at the time of grant and required meaningful free cash flow(1) growth over the three-year performance period.
The following table summarizes the 2023-2025 LTIP payout:

Name and Position	Target Performance Units Granted	LTIP Payout (Shares Earned)
Ynon Kreiz, Chairman and Chief Executive Officer	441,205	511,798
Paul Ruh, Chief Financial Officer	—	—
Steve Totzke, President and Chief Commercial Officer	56,701	65,773
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	36,856	42,753
Roberto Isaias, EVP and Chief Supply Chain Officer	39,691	46,042
Anthony DiSilvestro, Former Chief Financial Officer*	—	—
*In connection with his departure, Mr. DiSilvestro forfeited his outstanding 2023–2025 LTIP Performance Units and was not entitled to receive any payout pursuant to the terms of the Amended
2010 Plan.
(1)Free cash flow is a non-GAAP measure under the SEC’s rules. Please see “Glossary of Non-GAAP Financial Measures and Non-GAAP Reconciliations” on page 100.

60	Mattel, Inc.

Compensation at Mattel
Other Forms of Compensation
Perquisites and Other Personal Benefits
We offer the following perquisites to our NEOs to attract and retain key executive talent:
•Car Allowance – We provide a monthly car allowance to allow our senior executives to fulfill their job responsibilities that involve travel to the offices of customers and business partners. The monthly amount of the allowance is a set amount based on the executive’s job level. We provide the use of a Company car instead of a car allowance to our CEO.
•Financial Counseling and Tax Return Services – We provide to our CEO and CFO an annual reimbursement of up to $10,000 for financial counseling and tax return preparation services through a company of the executive’s choice. We believe that providing these services gives our most senior executives a better understanding of their compensation and benefits, allowing them to focus their attention on Mattel’s future success.
•Executive Physical – We provide our senior executives with comprehensive executive physical examinations and diagnostic services, which we believe help ensure the health of our executives and provide a retention tool at a reasonable cost to Mattel.
•Relocation Assistance – We provide relocation assistance to newly hired and current senior executives who must relocate to accept our job offer or a new role within Mattel. Such relocation assistance is generally pursuant to Mattel’s relocation program, which is designed to cover the costs directly resulting from the Company-requested relocation, including travel, shipment of household goods, two months of temporary housing, and direct reimbursement of certain costs, up to a maximum, on the sale of the executive’s home. On limited occasions, in order to recruit new hires or promote or transfer into new positions, we will provide additional, special relocation payments. None of our NEOs received relocation assistance in 2025.
Retirement Plans
Our NEOs participate in the same broad-based benefit plans as our other U.S. employees. In addition, we provide our NEOs certain executive benefits to promote tax efficiency or to replace benefit opportunities that are not available to executives because of regulatory limits. This includes the Mattel, Inc. Deferred Compensation and PIP Excess Plan (“DCP”), our non-qualified deferred compensation plan, which generally provides our U.S.-based executives with a mechanism to defer compensation in excess of the amounts that are permitted to be deferred under the 401(k) Plan. Together, the 401(k) Plan and the DCP allow participants to set aside amounts as tax-deferred savings for their retirement. Similar to the 401(k) Plan, the DCP provides for Company automatic and matching contributions, both of which are at the same levels as the Company contributions in the 401(k) Plan. The
Compensation Committee believes the opportunity to defer compensation under the DCP is a competitive benefit that enhances our ability to attract and retain talented executives while strengthening plan participants’ long-term commitment to Mattel. The return on the deferred amounts is linked to the performance of market-based investment choices made available in the DCP.
No Poor Pay Practice Tax Gross-Ups on Perquisites and Benefits
Mattel generally does not provide tax gross-up payments to our senior executives in connection with perquisites and benefits.
Mattel, however, does provide to senior executives and other employees tax gross-up payments for relocation assistance costs under our relocation program, and any related international tax compliance and tax equalization costs and payments, because such expenses are incurred as a result of the Company’s request to relocate.
Severance and Change-of-Control Benefits

Severance Plan reflects the following best practice provisions:
•Double-trigger cash severance and stock grant acceleration that requires both a change of control and a qualifying termination of employment
•Severance benefits set at competitive levels not greater than 2x the sum of annual base salary and annual bonus
•No excise tax gross-ups

We maintain the Mattel, Inc. Amended and Restated Executive Severance Plan B (the “A&R Severance Plan”) pursuant to which our NEOs are eligible to receive severance payments and benefits in the event of certain qualifying terminations of employment.
The Compensation Committee adopted the A&R Severance Plan to provide for uniform and consistent severance treatment for our eligible executives, with the level of benefits under the A&R Severance Plan determined based on the eligible executive’s designated tier. The Compensation Committee believes that the benefits provided under the A&R Severance Plan are reflective of current compensation market practices for our peer group, and are key to our ability to recruit, retain, and develop key, high-quality management talent in a competitive market because such benefits provide reasonable protection to the executive in the event he or she is not retained under specific circumstances. We do not pay any excise tax gross-up payments under our A&R  Severance
Plan.
More details regarding our A&R Severance Plan are provided below under “Potential Payments Upon Termination or Change of
Control” on page 73.

2026 Proxy Statement	61

How Compensation is Determined
Roles and Expert Independent Advice
Independent Compensation Committee
Our executive compensation programs are designed and administered under the direction and control of the Compensation
Committee. The Compensation Committee is comprised solely of independent directors, who review and approve our overall executive compensation plans, programs, and practices, and set the compensation of our EVPs and above, and other
Section 16 officers.
Independent Compensation Consultant
The Compensation Committee has the authority to retain independent legal or other advisors, to the extent it deems necessary or appropriate, and has retained FW Cook as its independent compensation consultant since August 2007 to provide advice and guidance on the design of our executive compensation levels, plans, programs, and practices. FW Cook has not performed and does not currently provide any services to management or Mattel. Each year the Compensation Committee reviews the independence of the compensation consultant and other advisors who provide advice to the Compensation Committee, employing the independence factors specified in the Nasdaq listing standards. The Compensation Committee has determined that FW Cook is independent within the meaning of the Compensation Committee’s charter and the Nasdaq listing standards, and the work of FW
Cook for the Compensation Committee has not raised any conflicts of interest. FW Cook attends Compensation Committee meetings when invited and meets with the Compensation Committee without management. FW Cook provides the Compensation
Committee with third-party data and analysis as well as advice and expertise on competitive compensation practices and trends, executive compensation plan and program designs, and proposed executive and non-employee director compensation levels. FW
Cook reports directly to the Compensation Committee and, as directed by the Compensation Committee, works with management and the Chair of the Compensation Committee. In 2025, FW Cook assisted the Compensation Committee on the following matters:
•Analyze and advise on:
◦The base salaries, annual cash incentives, annual LTIs, TDC, and all other compensation for EVPs and above as compared to the market and compensation of their counterparts in our peer group
◦Our MIP and LTI designs, provisions, and practices
◦The compensation of the Board as compared to the board compensation at our peer group companies
•Review and advise on the composition of our peer group
•Assess whether our compensation plans, policies, and programs present potential material risk to the Company
•Review and advise on our Clawback Policy, A&R Severance Plan, and Amended 2010 Plan
•Review and advise on our 2025 Proxy Statement
•Provide executive compensation regulatory and legislative updates
•Advise with respect to proxy advisory firms’ voting policies and market trends
CEO and the People & Culture Function
While the Compensation Committee has overall responsibility for establishing the elements, levels, and administration of our executive compensation programs, our CEO and members of our People & Culture function routinely participate in this process.
Our CEO makes recommendations to the Compensation Committee for EVPs and above regarding base salary, annual cash incentives, and annual LTIs, which are driven primarily by his evaluation of impact and criticality of role, individual experience and performance, market data provided by FW Cook, and internal pay parity. When appropriate, the Compensation Committee meets in executive session without management, including when CEO compensation is being approved. The Compensation Committee also reports and, as appropriate, makes recommendations to the Board regarding our executive compensation programs and practices, and informs the Board of its decisions regarding compensation for EVPs and above, and other Section 16 officers.
Reviews and Process
Market Competitiveness and Peer Group Review
The Compensation Committee annually evaluates the overall competitiveness of annual target TDC for EVPs and above, comprised of annual base salary, annual cash target incentive opportunity, and annual LTIs, as well as the composition of our peer group. The Compensation Committee remains focused on promoting pay and performance alignment, which incentivizes actions that support our strategic priorities and drive long-term stockholder value.

62	Mattel, Inc.

Compensation at Mattel
Every year, FW Cook evaluates annual target TDC of EVPs and above as compared to the annual target TDC of similarly-situated senior executives in our peer group, based on information from their most recent SEC filings and, if applicable, custom selections of certain appropriate market surveys. FW Cook’s report includes the base salaries, annual cash target incentives, annual LTIs, and target TDC, as well as short- and long-term incentive program design and aggregate LTI grant practices, in our peer group and custom surveys, where available.
The Compensation Committee, in conjunction with FW Cook, reviews the makeup of our peer group annually and makes adjustments as it deems appropriate. Our peer group companies are intended to be similar to us in their orientation, business model, cost structure, size (as measured by revenue, net income growth, number of employees, and market capitalization), and global reach, and are considered to compete with us for executive talent or investor capital. The Compensation Committee believes it is appropriate to utilize a more diverse peer group beyond toy and family entertainment companies, as there are not enough publicly-reporting toy and family entertainment companies that are comparable to us in size. In addition, the Compensation
Committee considers whether the companies in our peer group have similar pay models and reasonable compensation practices, as well as whether the companies are listed as peers of our peer group companies or in peer groups used for us by proxy advisory firms. Our peer group is used to evaluate the market competitiveness of our compensation but is not used for financial performance goal comparisons under our incentive plans.
When setting target amounts for CEO compensation, the Compensation Committee takes into consideration the Company’s global compensation framework, which incorporates market-competitive compensation programs and pay ranges based on an objective set of factors, such as local market demand for each position and years of experience for all Company employees. Global pay parity is a key component of our ongoing total pay approach so that pay decisions are applied consistently and in line with our pay-for-performance philosophy, designed to drive results, and reward individual and Company achievements, while maintaining a competitive pay position. We remain committed to maintaining pay parity for all employees performing similar work globally.
Peer Group Composition
Our peer group for 2025 target TDC decisions remained unchanged as compared to the prior year and was comprised of the following 19 companies:
•The Campbell’s Company (formerly
Campbell Soup Company)
•Church & Dwight Co., Inc.
•The Clorox Company
•Electronic Arts Inc.
•Hanesbrands Inc.
•Hasbro, Inc.
•iHeartMedia, Inc.
•The J.M. Smucker Company
•Lions Gate Entertainment Corp.
•Live Nation Entertainment, Inc.
•Newell Brands Inc.
•Paramount Global
(formerly ViacomCBS)
•PVH Corp.
•Ralph Lauren Corporation
•Spectrum Brands, Inc.
•Spin Master Corp.
•Take-Two Interactive Software, Inc.
•Tapestry, Inc. (formerly Coach, Inc.)
•Warner Music Group Corp.
As of September 2024, when the relevant peer group was approved, Mattel’s revenue was at the 31st percentile of the peer group and our 8-quarter average market capitalization was at the 37th percentile of the peer group.

2026 Proxy Statement	63

Important Policies, Governance, and Guidelines
Stock Ownership Guidelines
We have stock ownership guidelines for our NEOs and other executives at the level of EVP and above. Under our current stock ownership guidelines, the targeted stock ownership is established as shares of Mattel common stock with a value equal to a multiple of base salary, as set forth below for each currently serving NEO.

Name and Position	Salary Multiple	Deadline
Ynon Kreiz, Chairman and Chief Executive Officer	6x	4/30/2023
Paul Ruh, Chief Financial Officer	3x	5/31/2030
Steve Totzke, President and Chief Commercial Officer	3x	1/31/2024
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	3x	1/31/2026
Roberto Isaias, EVP and Chief Supply Chain Officer	3x	2/29/2024
Generally, executives have five years from the date of promotion or hire to meet the guidelines. For this purpose, Mattel common stock holdings are valued at the greater of acquisition value or current market value. If the targeted ownership levels are not met within the compliance deadline, the executives are required to retain 100% of after-tax shares acquired from stock grants until the guidelines are met. Based on input from FW Cook, the Compensation Committee believes that our stock ownership guidelines align with best practices. All of our NEOs have either met the ownership guidelines, are within their compliance period, or are subject to and complying with the applicable retention requirements.
Shares counted toward the guidelines include shares of Mattel common stock directly owned, beneficially owned, or held in the
Mattel Stock Fund of the 401(k) Plan, and phantom shares of Mattel common stock held in the Mattel Stock Fund of the DCP.
Shares subject to vested or unvested unexercised stock options, or unvested and/or unearned stock grants do not count toward the guidelines.
Compensation Risk Review
At the request of the Compensation Committee, FW Cook annually conducts a detailed compensation risk assessment of our executive compensation plans, policies, and programs (our “Compensation Programs”) to confirm that they do not encourage excessive risk taking. FW Cook employed a framework to assist the Compensation Committee in ascertaining any potential material adverse risks and how they may link with our Compensation Programs. The results of FW Cook’s assessment were presented to our Compensation Committee in September 2025. FW Cook advised the Compensation Committee that our
Compensation Programs did not present any risks that are reasonably likely to have a material adverse effect on Mattel. As part of its review and assessment, our Compensation Committee also considered the following characteristics of our Compensation
Programs, among others, that discourage excessive or unnecessary risk taking:
•Our Compensation Programs appropriately balance short- and long-term incentives and fixed and variable pay.
•LTIs provide a portfolio approach using Performance Units and RSUs.
•Under our MIP, we use performance measures from the income statement and balance sheet that are defined at the beginning of the performance period, with specific adjustments addressed in detail. In addition, performance against individualized strategic goals is taken into account.
•Our Compensation Committee may apply negative discretion in determining annual cash incentives earned under our MIP.
•Cash and shares earned under our MIP and LTIP, respectively, are capped.
•An established performance evaluation approach based on quantitative and qualitative performance is used on a
Company-wide basis.
•We have market competitive stock ownership guidelines for our most senior executives, which are reviewed annually by our
Compensation Committee for individual compliance.
•We have a Clawback Policy, Insider Trading Policy, and formal stock grant process in place.
Based on this assessment, the Compensation Committee believes that our Compensation Programs do not present any risk that is reasonably likely to have a material adverse effect on the Company.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other disposition of securities by our directors, officers, employees, and other covered persons. We believe this policy and the procedures that Mattel follows are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the exchange listing standards applicable to us. A copy of Mattel’s Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

64	Mattel, Inc.

Compensation at Mattel
No Hedging or Pledging Permitted
Mattel’s Insider Trading Policy prohibits Board members, officers, and employees from (i) engaging in hedging, monetization, or speculative transactions in Mattel common stock (including zero-cost collars, forward sale contracts, short sales, transactions in publicly-traded options, and other derivative securities), and (ii) holding Mattel shares in a margin account, pledging Mattel shares, or using Mattel shares as collateral for loans.
Recoupment of Compensation
Our Clawback Policy provides for forfeiture or reimbursement of certain cash and stock incentive compensation that was paid, granted, or vested based on financial results that, when recalculated to include the impact of a material financial restatement, were not achieved. The Clawback Policy applies to all current and former Section 16 officers and other officers at the level of EVP and above, and covers incentive compensation (cash and stock) paid, granted, vested, or earned based wholly or in part upon the achievement of a financial reporting measure and was received (i.e., when the applicable financial reporting was attained) during the three completed fiscal years preceding the material financial restatement. The amount of incentive compensation to be recovered will be the amount that exceeds the amount that otherwise would have been received had it been determined based upon the financial restatement.
In addition, our Amended 2010 Plan provides that, subject to certain limitations, Mattel may terminate outstanding grants, rescind exercises, payments, or deliveries of shares pursuant to grants, and/or recapture proceeds of a participant’s sale of shares of
Mattel common stock delivered pursuant to grants if the participant violates specified confidentiality and IP requirements or engages in certain activities against the interest of Mattel or any of its subsidiaries and affiliates. These provisions apply only to grants made to participants for services as employees, and they do not apply to participants following any severance that occurs within 24 months after a change of control.
Stock Grant Process
The Compensation Committee has adopted the following stock grant process:
•Annual Stock Grants – The Compensation Committee approves annual stock grants to EVPs and above and other Section 16 officers, and the Stock Grant Committee (the “SGC”) approves annual stock grants to Senior Vice Presidents (“SVPs”) and below, other than Section 16 officers. Specific recommendations regarding the aggregate annual stock grant pool to be allocated to employees, the value and mix of grant types to be granted to employees per job level, as well as the methodology for converting those grant values to shares or units, are reviewed by FW Cook and presented to the Compensation Committee for approval, which for 2025 occurred at its February 2025 and March 2025 meetings.
•Stock Grant Committee – For stock grants to SVPs and below, other than Section 16 officers, the Board has delegated the authority to the SGC to, subject to certain limitations, approve annual and off-cycle stock grants (such as grants to employees who are newly hired). The Board generally appoints our CEO as the sole member of the SGC. Accordingly, Mr. Kreiz has been the sole member of the SGC since April 2018.
•Off-Cycle Stock Grants
The Compensation Committee approves new-hire or other off-cycle stock grants to EVPs and above, and other Section 16 officers, and the grant date is the last trading day of the month of the later of the (i) hire date or (ii) Compensation Committee approval date.
The SGC approves new-hire stock grants to SVPs and below, other than Section 16 officers, with a grant date of: (i) for Vice
Presidents and above, the last trading day of the month of hire, and (ii) for employees below the Vice President level, the last trading day of the month following the month of hire. For other off-cycle stock grants, the grant date is the last trading day of the month in which the SGC approval occurs.
•During fiscal year 2025, we did not provide any stock grants in the form of stock options to NEOs. We did not provide any stock grants to an NEO during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for any NEO stock grants in fiscal year 2025.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO, the CFO, and certain other current or former named executive officers. Compensation to these officers over this limit is nondeductible.

2026 Proxy Statement	65

Mattel accounts for stock-based compensation in accordance with FASB ASC Topic 718, which requires us to recognize compensation expense for share-based payments (including stock options granted prior to 2024 and currently outstanding and other forms of stock compensation). The impact of FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to stock grants, including Performance Units and RSUs.

66	Mattel, Inc.

Compensation at Mattel
Executive Compensation Tables
Summary Compensation Table
The following table sets forth information concerning total compensation earned by or paid/granted to our NEOs:

Name, Principal Position, and Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Ynon Kreiz Chairman and Chief Executive Officer
2025	1,600,000		10,821,996		2,473,360	165,265	15,060,621
2024	1,600,000	—	29,828,352	—	6,233,920	140,319	37,802,591
2023	1,500,000	—	8,559,377	2,853,125	5,857,500	178,384	18,948,385
Paul Ruh Chief Financial Officer
2025	590,822	100,000	6,625,013		424,801	76,524	7,817,160
Steve Totzke President and Chief Commercial Officer
2025	900,000		2,969,997		647,100	99,914	4,617,011
2024	800,000	—	2,250,010	—	1,275,120	98,870	4,424,000
2023	800,000	—	1,924,993	274,998	1,249,600	96,000	4,345,591
Jonathan Anschell EVP, Chief Legal Officer, and Secretary
2025	775,000		1,550,015		390,058	103,895	2,818,968
2024	750,000	—	1,400,005	—	929,775	98,484	3,178,264
2023	750,000	—	1,430,002	—	902,055	99,589	3,181,646
Roberto Isaias EVP and Chief Supply Chain Officer
2025	800,000		1,875,006		442,904	126,729	3,244,639
2024	700,000	—	1,499,988	—	980,000	143,202	3,323,190
2023	700,000	—	1,540,009	—	956,725	116,393	3,313,127
Anthony DiSilvestro Former Chief Financial Officer
2025	332,877		—		—	208,162	541,039
2024	900,000	—	2,499,999	—	1,593,900	104,927	5,098,826
2023	900,000	—	2,406,250	343,748	1,546,380	109,226	5,305,604
(1)Represents all amounts earned as base salary during the applicable year. For Mr. DiSilvestro, the amount for 2025 represents the base salary paid for the period commencing on January 1,
2025 and ending on May 15, 2025, his departure date.
(2)Amount shown for Mr. Ruh represents a signing bonus paid in May 2025, which is deemed earned upon his completion of one year of service.
(3)Amounts shown represent the grant date fair value of RSUs and Performance Units granted in the year indicated as computed in accordance with FASB ASC Topic 718.
Amounts shown under the “Stock Awards” column for 2025 include the grant date fair value for RSUs as well as Performance Units under the 2025-2027 LTIP granted in 2025. The RSUs are valued based on our closing stock price of $17.43 for annual grants made on May 7, 2025 and $18.94 for Mr. Ruh’s make-whole and annual grants made on May 30, 2025. The 2025-2027
Performance Units are valued based on our closing stock price of $19.32 on May 21, 2025, and the fair value of the award as determined using a Monte Carlo simulation in accordance with applicable accounting rules. The 2025-2027 LTIP could achieve a maximum earnout of 200% of target Performance Units based on the relative TSR performance over the three-year performance period. Assuming that the maximum level of performance conditions will be achieved for all Performance Units, the grant date fair values for Messrs. Kreiz, Ruh, Totzke, Anschell, and Isaias would be $16,232,989, $2,824,997, $2,969,992, $1,550,014, and $1,874,997 respectively.
(4)Amounts shown represent the performance-based annual cash compensation earned under the MIP, our annual cash incentive plan. See “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Incentive (MIP)” for a more complete description of the MIP.
(5)Amounts shown for 2025 consist of Company contributions to the 401(k) Plan of $24,500, $22,380, $35,000, $35,000, $35,000, and $10,500 for Messrs. Kreiz, Ruh, Totzke, Anschell, Isaias,
and DiSilvestro respectively, and Company contributions to the DCP of $87,500, $30,144, $38,312, $42,433, $44,731, and $700 for Messrs. Kreiz, Ruh, Totzke, Anschell, Isaias, and
DiSilvestro, respectively. Amounts shown also represent perquisites and personal benefits, including a monthly car allowance (or use of a Company car for Mr. Kreiz, with an aggregate incremental cost of personal use of the Company car of $35,765), financial counseling and tax return services (for Messrs. Kreiz, Ruh, and DiSilvestro), and executive physical examinations.
For Mr. DiSilvestro, the amount shown includes $150,000 in consulting fees paid to him as a non-employee advisor after his departure from the Company. In addition, for Mr. Kreiz, the amount shown includes attributable income under the Board of Directors Recommended Grants and Matching Recommended Grants Program fostering charitable contributions, which is more fully described in the “Non-Employee Director Compensation” section of this Proxy Statement.

2026 Proxy Statement	67

Narrative Disclosure to Summary Compensation Table
In connection with his appointment as Chief Financial Officer, we entered into an offer letter with Mr. Ruh. Certain key terms of this letter, pursuant to which the Company had ongoing obligations as of 2025, are described below.
Ruh Offer Letter
Mr. Ruh was appointed to serve as our CFO effective May 19, 2025. In connection with his appointment, we entered into an offer letter with Mr. Ruh that includes the following key provisions: (i) an annual base salary of $950,000; (ii) a target MIP opportunity of
100% of base salary up to a maximum of 200% with any payout for 2025 to be prorated based on his commencement date; (iii) a make-whole stock grant in the form of RSUs valued at $3,800,000, with such grants vesting as to one-third of the shares subject thereto on each of the first three anniversaries of the grant date, subject to continued service through each applicable vesting date;
and (iv) eligibility to receive an annual stock grant beginning in 2025, with a 2025 grant value of $2,825,000 in the form of RSUs valued at $1,412,500 and Performance Units granted under the 2025-2027 LTIP valued at $1,412,500. In addition, Mr. Ruh received a signing bonus of $100,000, which is deemed earned upon his completion of one year of service but subject to recoupment if he voluntarily terminates employment or is discharged for cause within one year of his hire date.
Mr. Ruh is also eligible to receive perquisites (including a monthly allowance for his automobile expenses, and
Company-reimbursed financial counseling services up to $10,000 annually), participate in the DCP, and participate in our employee benefit programs (including the 401(k) Plan). Pursuant to his offer letter, Mr. Ruh is a participant in the A&R Severance
Plan, and subject to stock ownership guidelines and the Clawback Policy.
Grants of Plan-Based Awards in 2025
The following table shows information about the non-equity incentive awards and equity-based awards granted to our NEOs in 2025:

Name, Position, and Grant Date	Committee Action Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Market Value of Stock and Option Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Ynon Kreiz Chairman and Chief Executive Officer
		1,204,000	3,440,000	6,880,000
5/21/2025	5/21/2025				153,547	307,094	614,188		8,116,494
5/7/2025	5/7/2025							155,221	2,705,502
Paul Ruh Chief Financial Officer
		206,788	590,822	1,181,644
5/21/2025	5/21/2025				26,722	53,443	106,886		1,412,498
5/30/2025	5/2/2025							74,578	1,412,507
5/30/2025	5/2/2025							200,634	3,800,008
Steve Totzke President and Chief Commercial Officer
		315,000	900,000	1,800,000
5/21/2025	5/21/2025				28,093	56,186	112,372		1,484,996
5/7/2025	5/7/2025							85,198	1,485,001
Jonathan Anschell EVP, Chief Legal Officer, and Secretary
		189,875	542,500	1,085,000
5/21/2025	5/21/2025				14,662	29,323	58,646		775,007
5/7/2025	5/7/2025							44,464	775,008
Roberto Isaias EVP and Chief Supply Chain Officer
		196,000	560,000	1,120,000
5/21/2025	5/21/2025				17,736	35,471	70,942		937,499
5/7/2025	5/7/2025							53,787	937,507
Anthony DiSilvestro(5) Former Chief Financial Officer
		315,000	900,000	1,800,000

68	Mattel, Inc.

Compensation at Mattel
(1)The awards shown represent the potential value of annual cash incentive awards that could be earned for fiscal year 2025 (and paid in 2026) under the MIP for each NEO assuming threshold performance (35% of target MIP opportunity), target performance (100% of target MIP opportunity), and maximum performance (200% of target MIP opportunity). For Mr. Ruh, whose employment commenced on May 19, 2025, the amounts shown reflect his prorated target MIP opportunity for fiscal year 2025 based on the number of days employed during the year. See the
“Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Incentive” section of this Proxy Statement for a more complete description of the MIP.
(2)The threshold amounts shown represent 50% of the Performance Units under the 2025-2027 LTIP that may be earned at threshold relative TSR performance. The target amounts shown represent the number of Performance Units under the 2025-2027 LTIP that may be earned if target performance is achieved. The maximum amounts shown represent 200% of the
Performance Units under the 2025-2027 LTIP that may be earned at maximum relative TSR performance. See the “Compensation Discussion and Analysis – Elements of
Compensation – Stock-Based Long-Term Incentives” section of this Proxy Statement for a more complete description of the 2025-2027 LTIP.
(3)The awards shown are RSUs granted under our Amended 2010 Plan that vest as to one-third of the shares subject thereto on each of the first three anniversaries of the grant date. These
RSUs do not earn dividend equivalents.
(4)Amounts shown represent the fair market value per share as of the grant date of the award determined pursuant to FASB ASC Topic 718 multiplied by the number of shares (at target, for the
Performance Units). See footnote (3) to the Summary Compensation Table for more information on the grant date fair value of the 2025-2027 LTIP Performance Units. The RSUs are valued based on our closing stock price of $17.43 on May 7, 2025 for annual grants, and $18.94 on May 30, 2025 for the make-whole grant to Mr. Ruh.
(5)In connection with Mr. DiSilvestro’s departure in 2025, he was not eligible to earn a payout under the 2025 MIP, and did not receive any equity-based awards in 2025.

2026 Proxy Statement	69

Outstanding Equity Awards at 2025 Year End
The following tables show the outstanding equity-based awards that were held by our NEOs as of December 31, 2025:

	Stock Awards
Name and Position	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(1) ($)
		RSUs		Performance Units
Ynon Kreiz Chairman and Chief Executive Officer
	5/21/2025			307,094(2)	6,092,745
	5/7/2025	155,221(6)	3,079,585
	9/30/2024			787,402(3)	15,622,056
	4/25/2024	96,129(7)	1,907,199
	4/25/2024			397,301(4)	7,882,452
	4/28/2023			511,798(5)	10,154,072
Paul Ruh Chief Financial Officer
	5/30/2025	74,578(8)	1,479,628
	5/30/2025	200,634(8)	3,980,579
	5/21/2025			53,443(2)	1,060,309
Steve Totzke President and Chief Commercial Officer
	5/21/2025			56,186(2)	1,114,730
	5/7/2025	85,198(6)	1,690,328
	4/25/2024	40,810(7)	809,670
	4/25/2024			56,222(4)	1,115,444
	4/28/2023	15,584(9)	309,187
	4/28/2023			65,773(5)	1,304,936
Jonathan Anschell EVP, Chief Legal Officer, and Secretary
	5/21/2025			29,323(2)	581,768
	5/7/2025	44,464(6)	882,166
	4/25/2024	25,393(7)	503,797
	4/25/2024			34,983(4)	694,063
	4/28/2023	13,506(9)	267,959
	4/28/2023			42,753(5)	848,220
Roberto Isaias EVP and Chief Supply Chain Officer
	5/21/2025			35,471(2)	703,745
	5/7/2025	53,787(6)	1,067,134
	4/25/2024	27,207(7)	539,787
	4/25/2024			37,481(4)	743,623
	4/28/2023	14,545(9)	288,573
	4/28/2023			46,042(5)	913,473
Anthony DiSilvestro Former Chief Financial Officer Mr. DiSilvestro departed Mattel in 2025 and did not have any outstanding stock awards as of December 31, 2025.

70	Mattel, Inc.

Compensation at Mattel

	Option Awards
Name and Position	Grant Date for Option Awards	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Ynon Kreiz Chairman and Chief Executive Officer
	4/28/2023	211,342	108,874(9)		18.00	4/28/2033
	4/29/2022	222,054			24.31	4/29/2032
	8/2/2021	265,957			21.91	8/2/2031
	7/31/2020	523,575			11.11	7/31/2030
	8/1/2019	467,221			13.59	8/1/2029
	8/1/2018	376,369			15.78	8/1/2028
Paul Ruh Chief Financial Officer Mr. Ruh joined Mattel in 2025 and did not have any outstanding option awards as of December 31, 2025.
Steve Totzke President and Chief Commercial Officer
	4/28/2023	20,370	10,494(9)		18.00	4/28/2033
	4/29/2022	21,664			24.31	4/29/2032
	8/2/2021	53,191			21.91	8/2/2031
	7/31/2020	82,237			11.11	7/31/2030
	8/1/2019	88,063			13.59	8/1/2029
	8/1/2018	54,745			15.78	8/1/2028
	8/1/2017	122,616			19.72	8/1/2027
	8/1/2016	67,073			32.72	8/1/2026
Jonathan Anschell EVP, Chief Legal Officer, and Secretary
	4/29/2022	14,081			24.31	4/29/2032
	8/2/2021	17,287			21.91	8/2/2031
	1/29/2021	14,981			18.12	1/29/2031
Roberto Isaias EVP and Chief Supply Chain Officer
	4/29/2022	12,998			24.31	4/29/2032
	8/2/2021	13,963			21.91	8/2/2031
	7/31/2020	28,783			11.11	7/31/2030
	8/1/2019	25,685			13.59	8/1/2029
	2/28/2019	22,978			14.42	2/28/2029
	8/1/2016	36,585			32.72	8/1/2026
Anthony DiSilvestro Former Chief Financial Officer Mr. DiSilvestro departed Mattel in 2025 and did not have any outstanding option awards as of December 31, 2025.
(1)Amounts are calculated by multiplying the number of units shown in the table by $19.84 per share, which was the closing price of our common stock on December 31, 2025, the last trading day of fiscal year 2025.
(2)The numbers shown represent the 2025-2027 Performance Units, which are earned based on the Company’s relative TSR for the period from January 1, 2025 to December 31, 2027. Per
SEC rules, based on Company performance for relative TSR for the first year of the performance period (through December 31, 2025) between minimum and target goals, the amounts shown reflect the target number of units that may be earned at the end of the three-year performance period. See the “Compensation Discussion and Analysis – Elements of
Compensation – Stock-Based Long-Term Incentives” section of this Proxy Statement for a more complete description of the LTIP.
(3)The numbers shown represent the Performance Units granted in September 2024 as a one-time retention grant (the “Retention Performance Grant”). The Retention Performance Grant is a
five-year, 100% performance-based award with a target value of $15 million and a maximum payout of 200% of target. The performance measurement period is September 30, 2024 through
September 30, 2029. Fifty percent of the award is eligible to vest based on achievement of stock price hurdles during the final three years of the performance measurement period, and 50% is eligible to vest based on relative TSR compared to the S&P 500 over the full performance measurement period. As of December 31, 2025, the award remained outstanding and unearned. Per
SEC rules, because the award has not yet reached the final three years of the performance measurement period and the Company’s TSR performance relative to the S&P 500 through
December 31, 2025 was below target, the amounts shown reflect the target number of units that may be earned at the end of the performance measurement period.
(4)The numbers shown represent the 2024-2026 Performance Units, which are earned based on the Company’s achievement of cumulative Adjusted Free Cash Flow and relative TSR for the period from January 1, 2024 to December 31, 2026. Per SEC rules, based on Company performance for Adjusted Free Cash Flow and relative TSR for the first and second year of the performance period (through December 31, 2025) between minimum and target goals, the amounts shown reflect the target number of units that may be earned at the end of the three-year performance period. See the “Compensation Discussion and Analysis – Elements of Compensation – Stock-Based Long-Term Incentives” section of this Proxy Statement for a more complete description of the LTIP.

2026 Proxy Statement	71

(5)The numbers shown represent the number of 2023-2025 Performance Units, which were earned, but subject to continued employment through the settlement date of February 9, 2026, based on the Company’s achievement of cumulative Adjusted Free Cash Flow and relative TSR for the period from January 1, 2023 to December 31, 2025. The Performance Units were settled and paid in shares on February 9, 2026 and are thus no longer outstanding. See the “Compensation Discussion and Analysis – Elements of Compensation – Stock-Based Long-Term Incentives”
section of this Proxy Statement for a more complete description of the LTIP.
(6)33% vests on May 7, 2026, 33% vests on May 7, 2027, and 34% vests on May 7, 2028.
(7)50% vests on April 25, 2026, and 50% vests on April 25, 2027.
(8)33% vests on May 30, 2026, 33% vests on May 30, 2027, and 34% vests on May 30, 2028.
(9)100% vests on April 28, 2026.
Option Exercises and Stock Vested in 2025
For each of our NEOs, the following table provides information for options exercised and stock awards vested in 2025:

	Option Awards		Stock Awards
Name and Position	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3) ($)
Ynon Kreiz, Chairman and Chief Executive Officer	—	—	171,907	2,957,078
Paul Ruh, Chief Financial Officer	—	—	—	—
Steve Totzke, President and Chief Commercial Officer	—	—	61,918	1,006,240
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	—	—	42,965	696,810
Roberto Isaias, EVP and Chief Supply Chain Officer	—	—	43,532	704,003
Anthony DiSilvestro, Former Chief Financial Officer	158,711	1,442,913	74,605	1,214,014
(1)Amounts are calculated by multiplying the number of underlying shares exercised by the market price of the shares on the exercise date, net of the exercise price.
(2)Number of shares acquired on vesting represent RSUs and Performance Units that vested in 2025, and do not include any of the Performance Units under the 2023-2025 LTIP, as these
Performance Units did not vest, and the underlying shares were not issued, until the settlement date of February 9, 2026.
(3)Amounts are calculated by multiplying the number of shares underlying RSUs by our closing stock price on the date of vesting, or if the stock market was closed on the date of vesting, by our closing stock price on the preceding day on which the stock market was open.
2025 Nonqualified Deferred Compensation
The following table provides the benefits accrued under the DCP by our NEOs as of December 31, 2025:

Name and Position	Executive Contributions in 2025(1) ($)	Company Contributions in 2025(2) ($)	Aggregate Earnings in 2025(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2025(4) ($)
Ynon Kreiz, Chairman and Chief Executive Officer	—	87,500	56,797	—	683,769
Paul Ruh, Chief Financial Officer	301,442	30,144	8,724	—	340,310
Steve Totzke, President and Chief Commercial Officer	255,024	38,312	563,609	—	4,031,747
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	25,460	42,433	79,755	—	580,278
Roberto Isaias, EVP and Chief Supply Chain Officer	44,731	44,731	662,537	—	4,436,980
Anthony DiSilvestro, Former Chief Financial Officer	—	700	18,331	—	204,104
(1)Represents the amounts that our NEOs elected to defer in 2025 under the DCP. These amounts represent compensation earned by our NEOs in 2025 and, therefore, are also reported in the appropriate columns in the Summary Compensation Table above.
(2)Represents the amounts credited in 2025 as Company contributions to the accounts of our NEOs under the DCP. These amounts represent automatic contributions and matching contributions as described in the narrative disclosure below. These amounts are also reported in the Summary Compensation Table above in the “All Other Compensation” column.
(3)Represents the net amounts credited to the DCP accounts of our NEOs as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market earnings, and thus are not reported in the Summary Compensation Table.
(4)Represents the amounts of the DCP account balances at the end of 2025 for each of our NEOs. The amounts that were previously reported as compensation for each NEO in the Summary
Compensation Table in years prior to 2025 are as follows:

Name and Position	Aggregate Amounts Previously Reported ($)
Ynon Kreiz, Chairman and Chief Executive Officer	484,304
Paul Ruh, Chief Financial Officer	—
Steve Totzke, President and Chief Commercial Officer	1,862,381
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	359,622
Roberto Isaias, EVP and Chief Supply Chain Officer	1,566,096
Anthony DiSilvestro, Former Chief Financial Officer	170,369

72	Mattel, Inc.

Compensation at Mattel
Description of Deferred Compensation and PIP Excess Plan
The DCP allows participants to defer the amounts listed below. All amounts deferred under the DCP are reflected in bookkeeping accounts. Under the DCP, participants may elect to defer:
•up to 20% of base salary that cannot be deferred under the 401(k) Plan due to Internal Revenue Code limitations;
•up to 75% of base salary; and
•up to 100% of annual cash incentive compensation (MIP).
Company automatic contributions are made equal to the automatic contributions that would have been made to the 401(k) Plan, but for Internal Revenue Code limitations. The formula for these contributions currently is a percentage of base salary, based on the participant’s age, as follows:
•under 40 years: 3%;
•at least 40 but less than 45 years: 4%;
•at least 45 but less than 50 years: 5%;
•at least 50 but less than 55 years: 6%; or
•55 years or more: 7%.
Company matching contributions of 50% of the first 6% of the participant’s base salary deferrals are made in coordination with the
Company’s 401(k) Plan.
The amounts deferred under each participant’s DCP accounts are deemed to be invested by the participant from a range of choices established by the plan administrator. Currently, the available choices include: (i) deemed investment in Mattel common stock (sometimes referred to as “phantom stock”); (ii) deemed investment in any of 20 externally-managed institutional funds, including equity and bond mutual funds; and (iii) pre-constructed portfolios with investment strategies aligned with five different risk profiles. The rates of return of the investment options under the DCP, for the periods in 2025 that each investment was available to plan participants, ranged from 2.54% to 47.33%. Mattel retains the right to change, at its discretion, the available investment options.
The investment options and their rates of return (for the periods in 2025 that each investment was available to plan participants)
are contained in the following tables.

Name of Investment Option	Rate of Return: 1/1/2025 - 12/31/2025 (%)
Arrowstreet International Equity ACWI ex US CIT Class A	47.33
BlackRock LifePath® Index 2030 Fund O	14.18
BlackRock LifePath® Index 2035 Fund O	15.99
BlackRock LifePath® Index 2040 Fund O	17.60
BlackRock LifePath® Index 2045 Fund O	19.21
BlackRock LifePath® Index 2050 Fund O	20.87
BlackRock LifePath® Index 2055 Fund O	21.71
BlackRock LifePath® Index 2060 Fund O	21.85
BlackRock LifePath® Index 2065 Fund O	21.84
BlackRock LifePath® Index Retirement Fund O	12.42
Blended Stable Value	2.54
Bond Index Fund	6.92
Extended Market Index Fund	11.41
Fidelity® Strategic Real Return Fund Class K6	10.60
Mattel Stock Fund	11.90
Non-U.S. Equity Index Fund	32.53
PIMCO Income Fund Institutional Class	11.04
S&P 500 Equity Index Fund	17.87
SMID Cap Research Equity (Series 4) Portfolio	9.09

2026 Proxy Statement	73

Name of Investment Option	Rate of Return: 6/30/2025 - 12/31/2025 (%)
Vanguard Federal Money Market Fund Investor Shares	4.22
The participant and Company contributions are credited to bookkeeping accounts for the participants, and the balances of these accounts are adjusted to reflect, in the case of participants who chose the fixed rate fund, the applicable interest rate, and in the case of participants who chose the Mattel Company Stock Fund or any of the eight externally managed investment funds or
11 risk-based portfolios, the gains or losses that would have been obtained if the contributions had actually been invested in Mattel common stock or the applicable externally managed institutional fund, respectively.
We set aside funds to cover our obligations under the DCP in a trust. The assets of the trust, however, belong to Mattel and are subject to the claims of Mattel’s creditors in the event of bankruptcy or insolvency.
Generally, participants make annual deferral elections, and the DCP allows distributions on a scheduled withdrawal date, death, permanent disability, retirement, or other termination of employment, with distributions payable in lump sum or up to 15 annual installments. Certain additional rules apply in the event of a change of control, hardship, or, in the case of contributions before
2005, non-hardship accelerated distributions.
Potential Payments Upon Termination or Change of Control
As of December 31, 2025, each of our NEOs was eligible to participate in the A&R Severance Plan, except Mr. DiSilvestro, who departed Mattel in 2025.
We summarize below the severance and change-of-control provisions in effect as of December 31, 2025, pursuant to the terms of other plans and agreements with relevant severance and change-of-control provisions (e.g., our Amended 2010 Plan, stock grant agreements, and the MIP).
Amended and Restated Severance Plan
Involuntary Termination
Under the A&R Severance Plan, if a participating NEO’s employment is terminated by Mattel without cause or by the executive for good reason, other than in connection with a change of control (an “involuntary termination”), the executive generally will be entitled to the following benefits, which are more fully described in the footnotes to the Estimated Potential Payments table below: (i) a cash payment equal to a multiple of the sum of the participant’s base salary and target bonus, payable in installments over the applicable severance period, (ii) a pro-rata annual bonus based on actual performance for the entire performance period pro-rated based on the number of days employed during the performance period, (iii) for LTI awards granted prior to the time the participant became eligible to participate in the A&R Severance Plan (the participant’s “eligibility date”), treatment will be as set forth in the applicable equity plan and related grant agreement, and for equity awards granted on or following a participant’s eligibility date, equity awards will vest pro-rata based on the number of whole months employed during the vesting period provided that time-based awards will accelerate at the time of termination and performance-based equity awards will vest based on actual performance at the end of the applicable performance period, (iv) continued health and welfare payments during the applicable severance period, and (v) up to $50,000 in outplacement benefits for a period of up to 2 years or, if earlier, until the participant secures new employment. The applicable multiples and severance periods are as follows: 2x and 24 months for Mr. Kreiz, 1.5x and
18 months for Messrs. Ruh and Totzke, and 1x and 12 months for Messrs. Anschell and Isaias. Further, pursuant to the participation letter agreement entered into under the A&R Severance Plan with Mr. Kreiz, with respect to time-based stock option awards, in lieu of the treatment described in (iii) above, such time-based stock options will be eligible for full acceleration and up to
a 3 year post-termination exercise period (or, if earlier, until the expiration date of the award), which treatment is consistent with his participation in the Original Severance Plan as in effect prior to the adoption of the A&R Severance Plan.
Involuntary Termination Following Change of Control
Under the A&R Severance Plan, if a participating NEO’s employment is involuntarily terminated on or within the two-year period following a change of control, the executive will be entitled to the following benefits, which are more fully described in the footnotes to the Estimated Potential Payments table below: (i) a cash payment equal to 2x times the sum of the participant’s base salary and target bonus, payable in a lump sum, (ii) a pro-rata target annual bonus pro-rated based on the number of days employed during the performance period, (iii) for equity awards granted prior to the participant’s eligibility date, treatment will be as set forth in the applicable equity plan and related grant agreement, and for equity awards granted on or following a participant’s eligibility date, equity awards will accelerate in full and, if applicable, the post-termination exercise period will be 2 years (or, if earlier, until the expiration date of the award), provided that any equity awards subject to performance conditions will vest in accordance with the terms of the equity grant agreements (which currently provide for vesting based on the greater of target or actual performance),
(iv) continued health and welfare payments for 2 years, and (v) up to $50,000 in outplacement benefits for a period of up to 2 years or, if earlier, until the participant secures new employment. Pursuant to the participation letter agreement entered into with
Mr. Kreiz, with respect to time-based stock option awards, in lieu of the post-termination exercise period described in (iii) above, such awards will remain exercisable for up to 3 years (or, if earlier, until the expiration date of the award), which treatment is consistent with his participation in the Original Severance Plan as in effect prior to the adoption of the A&R Severance Plan.

74	Mattel, Inc.

Compensation at Mattel
No tax gross-ups are provided under the A&R Severance Plan. Participants in the A&R Severance Plan are not entitled to be indemnified for any excise tax imposed as a result of severance or other payments deemed made in connection with a change of control. Instead, they will be required either to pay the excise tax or have such payments reduced to an amount that would not trigger the excise tax if it would be more favorable to them on an after-tax basis.
In order to be entitled to severance payments and benefits under the A&R Severance Plan, the executive is required to execute a general release agreement with Mattel and, in certain circumstances, comply with post-employment covenants to (i) protect our confidential information, (ii) not accept employment with or provide services to a competitor, (iii) not solicit our employees, and
(iv) not disparage or otherwise impair our reputation, goodwill, or commercial interests or any of our affiliated entities or their officers, directors, employees, stockholders, agents, or products.
Stock Plan and Grant Agreements
Amended 2010 Plan
Unless otherwise provided in an individual grant agreement or severance arrangement, the Amended 2010 Plan provides for accelerated vesting of stock grants and extended option exercisability under specified terminations of employment, including a qualifying termination in connection with a change of control.
Stock Options and RSUs
Awards that have been assumed or substituted in a change of control will vest in full if the participant’s employment is terminated without cause within 24 months following the change of control, and options will remain exercisable for the lesser of 2 years following the termination of employment or their remaining term. Awards that are not assumed or substituted in a change of control generally will vest in full upon the change of control, and outstanding RSUs generally will be settled immediately.
In accordance with the terms of the grant agreements adopted under the Amended 2010 Plan, in the event of a termination of employment due to Retirement (as defined in the Amended 2010 Plan), death, or permanent disability, unvested stock options that have been outstanding at least 6 months receive full vesting and would remain exercisable for the lesser of 5 years or their remaining term. In the event of involuntary Retirement, death, or permanent disability, unvested RSUs that have been outstanding at least 6 months receive full vesting. The grant agreements for the participants in the A&R Severance Plan incorporate these provisions as well as certain vesting and exercise provisions under the A&R Severance Plan, as described above.
Performance Units
In the event of a change of control, if the Performance Units are assumed or substituted by the acquirer and the participant’s employment is involuntarily terminated within 24 months following the change of control, then the vesting of the Performance Units will be fully accelerated based on the greater of the target level award opportunity or the actual performance through the most recent completed fiscal year prior to the termination of employment, payable within 60 days of such termination. If the Performance
Units are not assumed or substituted by the acquirer, then the vesting of the Performance Units will be accelerated based on the greater of (a) pro-rated target level award opportunity based on the number of full months during the three-year performance period to the date of the change of control, or (b) the actual performance through the most recent completed fiscal year prior to the change of control, payable within 60 days of such event.
For the 2025-2027 LTIP, in the event of a change of control, if the Performance Units are assumed or substituted by the acquirer and the participant’s employment is involuntarily terminated within 24 months following the change of control, then the vesting of the Performance Units will be fully accelerated based on the achievement of relative TSR through the date of such termination of employment, payable within 60 days of such termination. If the Performance Units are not assumed or substituted by the acquirer, then the vesting of the Performance Units will be accelerated based on the actual relative TSR achievement in connection with the change of control, payable within 60 days of such event.
Under the 2024-2026 and 2025-2027 LTIP cycles, in the event of a participant’s termination due to Retirement, death, or permanent disability that is at least 6 months after the start of the performance cycle, the participant will receive pro-rated vesting based on the number of full months the participant was employed during the three-year performance period, payable at the end of the three-year period based on our achievement of the performance measures.
Retention Performance Grant
There is no acceleration or continued vesting of the Retention Performance Grant in the event of Mr. Kreiz’s termination of employment for any reason other than in connection with (i) his death or disability, (ii) a qualifying termination of employment that occurs during the final three years of the five-year performance measurement period, or (iii) a qualifying termination following a change of control. Mr. Kreiz will need to remain employed by the Company through the settlement date following the end of the five-year performance measurement period to receive any benefit under the Retention Performance Grant.

2026 Proxy Statement	75

If Mr. Kreiz’s employment terminates during the five-year performance measurement period and prior to the occurrence of a change of control (as defined in the Amended 2010 Plan) due to his death or disability, (i) the achievement of the stock price hurdles will be measured on the date of termination and to the extent any stock price hurdle has been achieved, a pro-rated number of shares subject to the Retention Performance Grant, determined based on the length of service completed during the five-year performance measurement period, will vest in connection with such termination of employment, and (ii) following the end of the full five-year performance measurement period, the Compensation Committee will determine the relative TSR achievement for the full five-year performance measurement period and to the extent any relative TSR goal has been achieved, a pro-rated number of shares subject to the Retention Performance Grant, determined based on the length of service completed during the five-year vesting period, will vest in connection with such termination of employment.
If Mr. Kreiz’s employment terminates due to death or disability following the completion of the five-year performance measurement period but prior to the occurrence of a change of control and prior to the settlement date, the number of shares subject to the
Retention Performance Grant that are earned will be determined based on achievement of the performance goals through the end of the full five-year performance measurement period and will vest in connection with such termination of employment without the need to remain employed through the settlement date. If Mr. Kreiz experiences a qualifying termination in the final three years of the five-year performance measurement period and prior to the occurrence of a change of control, (i) the achievement of the stock price hurdles will be measured on the date of termination and to the extent any stock price hurdle has been achieved, the corresponding number of shares subject to the Retention Performance Grant will vest in connection with such termination of employment and (ii) following the end of the full five-year performance measurement period, the Compensation Committee will determine the relative TSR achievement for the full five-year performance measurement period and to the extent any relative
TSR goal has been achieved, the corresponding number of shares subject to the Retention Performance Grant will vest at such time. If a change of control occurs during the five-year performance measurement period and Mr. Kreiz remains employed until at least immediately prior to the occurrence of such change of control, the Retention Performance Grant will be eligible to convert into time-based RSUs based on achievement of the stock price hurdles and relative TSR based on the price paid per share of common stock in the change of control (or, with respect to achievement of the stock price hurdles, the actual achievement level during the last three years of the five-year performance measurement period, if higher), and such time-based RSUs, if any, will vest at the end of the five-year performance measurement period subject to continued employment through such date.
In the event that performance through the date of the change of control results in fewer than the maximum number of units becoming time-based RSUs, the remaining shares subject to the Retention Performance Grant will be forfeited; provided, however, that if the Company’s common stock (or the common stock of the acquiring or surviving entity in such change of control) continues to be publicly traded on a national stock exchange following such change of control, and Mr. Kreiz remains continuously employed following such change of control until the settlement date, the remaining shares subject to the Retention Performance
Grant will remain outstanding and eligible to vest (the “Continuing Performance Units”) based on the achievement of the stock price hurdles and relative TSR during the five-year performance measurement period (with such goals equitably adjusted as necessary to reflect the change of control). Notwithstanding the foregoing, if, following the occurrence of a change of control and prior to the end of the five-year performance measurement period, Mr. Kreiz experiences a termination of employment due to death or disability, any such time-based RSUs will vest in full as of the date of such termination and any Continuing Performance Units will be treated as described above with respect to a termination due to death or disability. Further, in the event of Mr. Kreiz’s qualifying termination that occurs following a change of control and prior to the end of the five-year performance measurement period, any such time-based RSUs will vest in full at the time of such termination and any Continuing Performance Units will vest based on achievement of the stock price hurdles and relative TSR as of the date of such termination.
MIP
The terms of the MIP provide that upon a change of control, each participant who is employed by Mattel immediately prior to such change of control will be paid any unpaid annual cash incentive with respect to any performance period that concluded prior to the closing date of the change-of-control transaction. With respect to any performance period that includes the closing date, if the participant executes a waiver of the right to any duplicate cash payments under the A&R Severance Plan or the Compensation
Committee uses its discretion to reduce the cash payment made under the MIP by the amount paid under the A&R Severance
Plan, such participant shall be paid an amount equal to the greater of (i) the amount that such participant would have received under the MIP with respect to the performance period as if the target-level performance goals had been achieved, pro-rated based on the number of months that elapsed from the start of the performance period to the closing date (the “Adjusted Performance period”), or (ii) if determinable, the amount that such participant would have received under the MIP with respect to the Adjusted
Performance period, measuring for such purposes, the actual achievement of the performance goals for the Adjusted Performance period as of the closing date. Any such amounts must be paid within 30 days following the closing date.

76	Mattel, Inc.

Compensation at Mattel
Estimated Potential Payments
The table below sets forth the estimated current value of payments and benefits to each of our NEOs upon a change of control, involuntary termination, involuntary termination following a change of control (“COC Termination”), retirement, death, or permanent disability, assuming that such event occurred on December 31, 2025 (the last trading day of fiscal year 2025), when our closing stock price was $19.84.
For all our NEOs, the amounts shown do not include: (i) benefits earned during the term of our NEOs’ employment that are available to all benefit-eligible salaried employees, and (ii) benefits previously accrued under the DCP and 401(k) Plan. For information on amounts payable under the DCP, see the “2025 Nonqualified Deferred Compensation” table. The actual amounts of payments and benefits that would be provided can only be determined at the time of the NEO’s termination of employment.
Mr. DiSilvestro is excluded from the table below due to his departure in 2025. In connection with his departure, he did not become eligible to receive any severance benefits.

Name, Position, and Trigger	Severance: Multiple of Salary and Bonus(1) ($)	Current Year Bonus(2) ($)	Value of Performance Units(3) ($)	Valuation of Equity Vesting Acceleration(4) ($)	Value of Other Benefits(5) ($)	Total Value ($)
Ynon Kreiz, Chairman and Chief Executive Officer
Change of Control	—	3,440,000	—	—	—	3,440,000
Involuntary Termination	10,080,000	2,473,360	17,067,281	1,375,734	128,350	31,124,724
COC Termination	10,080,000	3,440,000	24,129,269	5,187,112	128,350	42,964,731
Retirement	—	—	—	—	—	—
Permanent Disability/Death	—	—	17,067,281	5,187,112	—	22,254,393
Paul Ruh, Chief Financial Officer
Change of Control	—	590,822	—	—	—	590,822
Involuntary Termination	2,850,000	424,801	189,670	1,061,698	100,995	4,627,164
COC Termination	3,800,000	590,822	1,060,309	5,460,206	117,993	11,029,330
Retirement	—	—	—	—	—	—
Permanent Disability/Death	—	—	189,670	5,460,206	—	5,649,876
Steve Totzke, President and Chief Commercial Officer
Change of Control	—	900,000	—	—	—	900,000
Involuntary Termination	2,700,000	647,100	2,360,662	2,828,494	108,297	8,644,553
COC Termination	3,600,000	900,000	3,535,111	2,828,494	127,729	10,991,334
Retirement(6)	—	—	2,360,662	19,309	—	2,379,971
Permanent Disability/Death	—	—	2,360,662	2,828,494	—	5,189,157
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary
Change of Control	—	542,500	—	—	—	542,500
Involuntary Termination	1,317,500	390,058	1,470,819	521,534	76,074	3,775,985
COC Termination	2,635,000	542,500	2,124,051	1,653,922	102,149	7,057,621
Retirement	—	—	—	—	—	—
Permanent Disability/Death	—	—	1,470,819	1,653,922	—	3,124,740
Roberto Isaias, EVP and Chief Supply Chain Officer
Change of Control	—	560,000	—	—	—	560,000
Involuntary Termination	1,360,000	442,904	1,605,215	1,895,494	89,175	5,392,787
COC Termination	2,720,000	560,000	2,360,841	1,895,494	128,350	7,664,684
Retirement(6)	—	—	1,605,215	—	—	1,605,215
Permanent Disability/Death	—	—	1,605,215	1,895,494	—	3,500,708
(1)For these purposes, the bonus portion of the severance payment is determined in accordance with the A&R Severance Plan as the target MIP opportunity for 2025, the year in which the termination of employment occurs.
(2)The A&R Severance Plan provides that upon an involuntary termination (not within two years following a change of control), executives will receive an amount representing a pro-rated (based on days employed) annual cash incentive under the MIP that the executive would have received had the executive remained employed through the MIP annual cash incentive payment date, based on actual performance. Thus, the table shows the actual payouts under the 2025 MIP in the event of an involuntary termination based on actual 2025 financial and individual performance results.
Upon a COC Termination, the A&R Severance Plan provides that a pro-rated amount is paid based on the executive’s current target MIP opportunity. However, under the MIP, upon a change of control, the greater of the actual MIP amounts earned or target MIP is paid if the individual is employed by Mattel immediately prior to the change of control. On December 31, 2025, target
MIP amounts are greater and would be paid (with no duplication under the A&R Severance Plan), and therefore the amounts shown upon a COC Termination reflect target MIP amounts earned for the year ended December 31, 2025.

2026 Proxy Statement	77

(3)We assume that in the event of a change of control only, the LTIP Performance Units are assumed or substantially similar new rights are substituted therefor by the acquirer. If such
Performance Units are not assumed or substantially similar new rights are not substituted in a change of control, the vesting of such Performance Units will be accelerated, based on the greater of target-level award opportunity or the actual performance through the most recent completed year prior to the date of change of control. For a COC Termination, we have shown actual performance of 116% for the 2023-2025 LTIP Performance Units since target performance was exceeded. Since actual performance is trending below target for the 2024-2026 LTIP
(based on 2024-2025 actual and 2026 estimate), we have shown performance at target for the 2024-2026 LTIP Performance Units. Since actual performance is trending below target for the
2025-2027 LTIP (based on 2025 actual and 2026-2027 estimate), we have shown performance at target for the 2025-2027 LTIP Performance Units.
In the event of Retirement, involuntary termination (for the A&R Severance Plan), death, or permanent disability, we have also shown the actual values earned under the 2023-2025 LTIP
Performance Units and the values based on performance of 96% in the case of the 2024-2026 LTIP Performance Units and 92% in the case of the 2025-2027 LTIP Performance Units. In accordance with the terms of the LTIP cycles and the A&R Severance Plan, the pro-rated amount that each NEO would receive would be based on the number of full months employed during the 36-month performance period. Thus, the pro-rated amount would generally be two-thirds for the 2024-2026 LTIP and one-third for the 2025-2027 LTIP. Amounts shown are valued based on our closing stock price of $19.84 on December 31, 2025, the last trading day of fiscal year 2025. For a discussion of the achievement of Adjusted Free Cash Flow and relative TSR with respect to the 2023-2025 LTIP, see the “Compensation Discussion and Analysis - Elements of Compensation - Stock-Based Long-Term Incentives” section of this Proxy Statement.
There is nothing reported in the table above with respect to Mr. Kreiz’s Retention Performance Grant. We have assumed that, in the event of a change of control or COC Termination, the
Company and the acquiring entity would cease to be publicly traded and, because none of the stock price hurdles were met as of December 31, 2025 and the Company’s relative TSR performance through such date was below threshold, none of the Performance Units would have converted into time-based RSUs and the entire Retention Performance Grant would have been forfeited. In the event Mr. Kreiz had died or become disabled as of December 31, 2025, the portion of the Retention Performance Grant subject to the stock price hurdles would have been forfeited because such hurdles had not been met and, following the completion of the full five-year performance period, the Company would determine the actual relative TSR achievement and, to the extent any relative TSR goal is achieved at such time, Mr. Kreiz (or his estate, as the case may be), would become entitled to a pro-rated number of shares based on whole months employed in the performance period and such achievement. In the event Mr. Kreiz had experienced an involuntary termination or retirement on December 31, 2025, the entire award would have been forfeited.
(4)Stock Options. We assume that in the event of a change of control only, the outstanding options are assumed or substantially similar new rights are substituted therefor by the acquirer. If such options are not assumed or substantially similar new rights are not substituted for the outstanding awards, then the vesting of such options will be fully accelerated. For all other scenarios, amounts shown include the value of any option acceleration. Amounts shown assume that all stock options would be exercised immediately upon termination of employment. Stock option values represent the excess of the value of the option shares for which vesting is accelerated over the exercise price for those option shares, using our closing stock price of $19.84 on
December 31, 2025, the last trading day of fiscal year 2025. If the stock options were not immediately exercised, the value realized by the executives could differ from that disclosed. However, this value is not readily ascertainable since it depends upon a number of unknown factors, such as the date of exercise and the value of the underlying Mattel common stock on that date.
RSUs. In the event of a termination of employment due to death or permanent disability, unvested RSUs that were outstanding at least six months will fully vest. For participants in the A&R
Severance Plan, in the event of an involuntary termination, unvested RSUs vest pro-rata (based on the number of full months of employment during the vesting period).
We assume that in the event of a change of control only, the outstanding RSUs under the Amended 2010 Plan are assumed or substantially similar new rights are substituted therefor by the acquirer. If such RSUs are not assumed or substantially similar new rights are not substituted for the outstanding awards, then the vesting of such RSUs will be fully accelerated. Amounts shown include the value of the RSUs for which vesting would have been accelerated under all applicable scenarios (other than a change of control only), based on our closing stock price of
$19.84 on December 31, 2025, the last trading day of fiscal year 2025.
(5)Other benefits include: (i) up to two years of outplacement services up to an aggregate maximum cost of $50,000 for each NEO, and (ii) payment of a monthly amount equivalent based on the then current COBRA premium for the applicable severance period for each executive. In the event that the executive obtains employment, the other benefits described above will terminate;
however, amounts shown represent the maximum period of continuation.
(6)In the event of termination due to Retirement (as defined under the Amended 2010 Plan), Messrs. Totzke and Isaias will receive accelerated vesting of outstanding Performance Units. Vesting will be pro-rated based on the number of full months the participant was employed during each three-year performance period, payable at the end of each three-year period based on our achievement of the performance measures. Additionally, in the event of termination due to Retirement, Mr. Totzke would receive accelerated vesting of unvested stock options. Stock option value represents the excess of the value of the option shares for which vesting is accelerated over the exercise price for those option shares, using our closing stock price of $19.84 on
December 31, 2025, the last trading day of fiscal year 2025. If the stock options were not immediately exercised, the value realized by the executives could differ from that disclosed. However, this value is not readily ascertainable since it depends upon a number of unknown factors, such as the date of exercise and the value of the underlying Mattel common stock on that date.

78	Mattel, Inc.

Compensation at Mattel
Pay Ratio of CEO to Median Employee
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the SEC’s
Regulation S-K, we are providing information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. Kreiz, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K.
In determining the median employee in 2025, we continued to employ December 31 as the date for determining the employees to be considered in computing the pay ratio and employed 2025 as the measurement period. We continued to use “base pay” as our consistently applied compensation measure, which was determined as base salary or base hourly wage multiplied by regularly scheduled hours, or, in the case of temporary employees, estimated hours. No cost-of-living adjustments were made. Based on our consistently applied compensation measure, a large number of our employees were at the median compensation level. The median employee was determined using a statistical sampling of this group. “Total Annual Compensation” of our CEO and median employee for purposes of the pay ratio was based on compensation reportable in the Summary Compensation Table, according to applicable rules, instructions, and interpretations.
As of December 31, 2025, Mattel had approximately 31,000 employees (including temporary and seasonal employees) working in
34 countries worldwide. Approximately 26,000 employees (85% of the total workforce) are located outside the United States, with a significant global manufacturing labor workforce of approximately 22,000 employees. Market levels of pay and wage rates are significantly lower for foreign countries in which Mattel has manufacturing facilities. The Total Annual Compensation of our global median employee, determined in accordance with Item 402(u) of the SEC’s Regulation S-K, was $7,156. The global median employee worked in our manufacturing facility in Malaysia.
The 2025 Total Annual Compensation of our CEO was $15,060,621, as reported in the Summary Compensation Table, which resulted in a pay ratio of 2,105:1 when compared to the 2025 Total Annual Compensation for our global median employee of $7,156.
We believe that there are a number of reasons why our pay ratio is not comparable to that of other companies, including that other companies may have a median employee that works in the United States, may outsource manufacturing, may have different types of workforces, may operate in different countries, or may utilize different compensation practices. Further, in calculating their own pay ratios, other companies may utilize methodologies, exclusions, estimates, and assumptions that substantially differ from
Mattel’s calculation methodology.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid”
and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive
Compensation – Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Total for Non- PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(7) ($)	MIP-Adjusted EBITDA Less Capital Charge (8) ($)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	15,060,621	17,642,086	3,807,763	3,106,600	114	154	398	725
2024	37,802,591	31,437,589	4,006,070	3,555,437	102	145	542	807
2023	18,948,385	30,825,128	4,573,625	4,036,440	108	112	214	647
2022	11,890,387	(6,690,512)	3,553,671	242,561	102	78	394	521
2021	16,128,895	26,713,850	5,152,260	7,128,999	124	124	903	699
(1) The amounts reported in column (b) are the amounts reported for Mr. Kreiz (our CEO) for each of the corresponding years in the “Total” column of the Summary Compensation Table. Refer to the “Summary Compensation Table.”
(2) The amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Kreiz, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Kreiz. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown in the table immediately below with respect to fiscal year 2025. Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values were determined in a consistent manner and did not materially differ from those disclosed at the time of grant, other than for outstanding Performance
Units, which uses actual performance achievement of 116% of target for the 2023-2025 LTIP Performance Units and assumes performance achievement of 96% and 92% of target for the
2024-2026 LTIP Performance Units and 2025-2027 LTIP Performance Units, respectively.

2026 Proxy Statement	79

Compensation Actually Paid to PEO	2025	2024	2023	2022	2021
Summary Compensation Table Total	15,060,621	37,802,591	18,948,385	11,890,387	16,128,895
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(10,821,996)	(29,828,352)	(11,412,502)	(10,250,004)	(9,999,997)
Less, Change in Pension Value reported in Summary Compensation Table	—	—	—	—	—
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	10,901,336	26,941,037	15,658,508	1,652,156	10,349,756
Plus, fair value as of vesting date of equity awards granted and vested in the year		—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	2,889,406	(3,097,151)	4,327,221	(10,536,425)	9,714,985
Plus (less), change in fair value from prior year-end to vesting date of equity awards granted in prior years that vested in the year	(387,281)	(380,537)	3,303,515	553,375	520,211
Less, prior year-end fair value for any equity awards forfeited in the year		—	—	—	—
Plus, pension service cost for services rendered during the year	—	—	—	—	—
Plus, dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—	—	—	—	—
Compensation Actually Paid to PEO	17,642,086	31,437,589	30,825,128	(6,690,512)	26,713,850
(3) The amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding Mr. Kreiz) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2025, Messrs. Ruh, Totzke, Anschell, and Isaias, and Anthony
DiSilvestro, our former Chief Financial Officer; (ii) for 2024, Messrs. DiSilvestro, Totzke, Anschell, and Isaias; (iii) for 2023, Messrs. DiSilvestro, Totzke, Anschell, and Isaias, and Richard
Dickson, our former President and Chief Operating Officer; (iv) for 2022, Messrs. Dickson, DiSilvestro, Totzke, and Anschell; and (v) for 2021, Messrs. Dickson, DiSilvestro, Totzke, and
Anschell.
(4)The amounts reported in column (e) represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Mr. Kreiz), as computed in accordance with Item 402(v)
of Regulation S-K. In accordance with these rules, these amounts reflect average “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below with respect to fiscal year 2025. Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values were determined in a consistent manner and did not materially differ from those disclosed at the time of grant, other than for outstanding Performance Units, which uses actual performance achievement of 116% of target for the 2023-2025 LTIP Performance Units and assumes performance achievement of 96% and 92% of target for the 2024-2026 LTIP Performance Units and
2025-2027 LTIP Performance Units, respectively.

Average Compensation Actually Paid to Non-PEO NEOs	2025	2024	2023	2022	2021
Average Summary Compensation Table Total	3,807,763	4,006,070	4,573,625	3,553,671	5,152,260
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(2,604,006)	(1,912,500)	(2,794,003)	(2,575,001)	(2,643,751)
Less, average Change in Pension Value reported in Summary Compensation Table	—	—	—	—	—
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	2,708,485	1,888,554	2,007,385	916,155	2,729,679
Plus, average fair value as of vesting date of equity awards granted and vested in the year		—	—	—	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	105,050	(375,644)	550,875	(1,812,180)	1,501,416
Plus (less), change in average fair value from prior year-end to vesting date of equity awards granted in prior years that vested in the year	(81,847)	(51,043)	(39,557)	159,916	389,395
Less, prior year-end fair value for any equity awards forfeited in the year	(828,846)	—	(261,885)	—	—
Plus, average pension service cost for services rendered during the year	—	—	—	—	—
Plus, dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—	—	—	—	—
Average Compensation Actually Paid to Non-PEO NEOs	3,106,600	3,555,437	4,036,440	242,561	7,128,999
(5)TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.
(6) The peer group used for this purpose is the following published industry index: S&P 500 Consumer Discretionary Index.
(7)The amounts reported represent the amount of Net Income, in millions, reflected in the Company’s audited financial statements for the applicable year.
(8)The amounts reported represent the amount MIP-Adjusted EBITDA Less Capital Charge, in millions. For a description of the adjustments under MIP-Adjusted EBITDA Less Capital Charge, please see “Management Incentive Non-GAAP Financial Measures” on page 101.
Description of Certain Relationships between Information
Presented in the Pay versus Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation programs reflect a variable pay for performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus
Performance table. Moreover, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with
SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

80	Mattel, Inc.

Compensation at Mattel
Compensation Actually Paid, Cumulative TSR, and Peer Group TSR

Pay Versus TSR 2021 - 2025
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$200
$150
$100
$50
$0
$40
$30
$20
$10
$0
$(10)
$166
$159
$27
$7
$132
$104
$(7)
$0
$31
$149
$139
$5
$194
$31
$131
$4
$154
$114
$18
$3
2021
2022
2023
2024
2025
CAP to PEO
Avg. CAP to non-PEO NEOs
Mattel TSR
S&P 500 - Consumer Disc., TSR

Compensation Actually Paid and Net Income

Pay Versus Net Income 2021 - 2025
Annual Net Income ($ Mil.)
$1,000
$750
$500
$250
$0
Compensation Actually Paid ($ Mil.)
$50
$40
$30
$20
$10
$0
$(10)
$903
$27
$7
$394
$(7)
$0
$214
$31
$5
$542
$31
$4
$398
$18
$3
2021
2022
2023
2024
2025
Net Income
CAP to PEO
Avg. CAP to non-PEO NEOs

2026 Proxy Statement	81

Compensation Actually Paid and MIP-Adjusted EBITDA Less Capital Charge

Pay Versus MIP-Adjusted EBITDA Less Capital Charge 2021 - 2025
Annual MIP-Adjusted EBIDTA less Capital Charge ($ Mil.)
Compensation Actually Paid ($ Mil.)
$750
$500
$250
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
$(10)
$699
$27
$7
$521
$(7)
$0
$647
$31
$5
$807
$31
$4
$725
$18
$3
2021
2022
2023
2024
2025
MIP-Adjusted EBITDA Less Capital Charge
CAP to PEO
Avg. CAP to non-PEO NEOs

Financial Performance Measures
As described in greater detail under “Compensation Discussion and Analysis,” the Company’s executive compensation programs reflect a variable pay for performance philosophy. The metrics that the Company uses for both our short- and long-term incentives are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s
NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
1.MIP-Adjusted EBITDA Less Capital Charge
2.MIP-Adjusted Net Sales
3.MIP-Adjusted Gross Margin
Report of the Compensation Committee
The Compensation Committee reviewed and discussed Mattel’s Compensation Discussion and Analysis with Mattel’s management. Based on this review and discussion, the Compensation Committee recommended to the Board that the
Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Mattel’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE
Dr. Judy Olian (Chair)
Roger Lynch
Dawn Ostroff
March 18, 2026

82	Mattel, Inc.

Amendment and Restatement of the 2010 Equity and Long-Term Compensation Plan
Amendment and Restatement of the 2010
Equity and Long-Term Compensation Plan
Proposal 4: Approval of the Amendment and
Restatement of the Mattel, Inc. 2010 Equity and
Long-Term Compensation Plan

The Board recommends a vote FOR approval of the Amendment and Restatement of the Mattel, Inc. 2010 Equity and Long-Term Compensation Plan.
Stockholders have previously approved the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan
(as amended, the “2010 Plan”) pursuant to which we grant stock awards to employees and non-employee directors. At the 2026
Annual Meeting, the Compensation Committee and the Board are asking our stockholders to approve an amendment and restatement of the 2010 Plan (referred to as the “2026 Restatement”), which was approved by the Board on March 19, 2026, subject to stockholder approval.
The proposed 2026 Restatement would increase the number of shares of Mattel’s common stock that may be issued under the
2010 Plan by 2,155,000 shares. We believe this increase is necessary to ensure that we have an adequate number of shares available to continue to attract, motivate, reward, and retain our key employees and non-employee directors.
In addition to the increase in the share reserve, the 2026 Restatement includes only one other change to the 2010 Plan, which is to extend the termination date of the 2010 Plan to March 19, 2036. The 2010 Plan is currently scheduled to terminate on
March 21, 2034, except with respect to then-outstanding grants. Other than this extension of the plan term and the increase in the share reserve, the 2026 Restatement does not make any changes to the 2010 Plan.
Our Board, the Compensation Committee, and management recommend that our stockholders approve the 2026 Restatement.
The 2026 Restatement will become effective upon approval by our stockholders. If our stockholders do not approve this
Proposal 4, the 2026 Restatement will not become effective and the 2010 Plan will continue as in effect prior to the 2026
Restatement. However, in that instance, we may not have sufficient shares to continue to effectively use stock awards as an important incentive compensation tool and may need to instead award additional cash-based compensation.
The summary below includes a description of the material features of the 2026 Restatement, qualified in its entirety by reference to the text of the 2026 Restatement, a copy of which is attached as Appendix A to this Proxy Statement.
Background and Purpose of the 2026 Restatement
The Compensation Committee and the Board are asking Mattel’s stockholders to approve the 2026 Restatement because the
Compensation Committee and the Board believe that it is in the best interest of Mattel and our stockholders to continue to provide a comprehensive stock and long-term compensation program designed to enable Mattel to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term stock compensation is essential to link executive compensation with long-term stockholder value creation.
Stock compensation represents a significant portion of the compensation package for our key employees. Since our stock awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting stock awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.
The 2026 Restatement continues to provide for a broad range of awards to enable Mattel to respond to market trends and to structure incentives to align with its business goals. The 2026 Restatement will authorize the continued grant of stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, dividend equivalents, unrestricted stock, and performance awards (in the form of stock or cash).

2026 Proxy Statement	83

The 2026 Restatement will not affect provisions of the 2010 Plan that we believe are key compensation and governance best practices, including the following:
•Minimum vesting requirement. No awards granted under the 2026 Restatement may vest until the first anniversary of the applicable grant date (subject to limited exceptions).
•Aggregate non-employee director compensation limits. Under the 2026 Restatement, the sum of the aggregate grant date fair value of all stock-based grants and any cash fees paid to a single non-employee director for services as a non-employee director in a calendar year may not exceed $750,000.
•Payment of dividends and dividend equivalents only if underlying awards vest. Under the 2026 Restatement, neither dividends nor dividend equivalents may be paid with respect to unvested awards unless and until the underlying award subsequently vests.
•No discretion to accelerate vesting of awards upon a change of control. The 2026 Restatement prohibits discretionary acceleration of vesting in connection with a change of control.
•Limitation on vesting of performance-vesting awards in connection with a change of control. If performance-vesting awards granted on or after the date of our 2018 annual meeting of stockholders are not replaced with a qualifying replacement award in connection with a change of control, the 2026 Restatement provides that such awards will vest based on the greater of
(a) actual performance as of the change of control or (b) prorated target performance based on a shortened performance period as of the change of control.
•No replacement or repricing of awards without stockholder approval. Under the 2026 Restatement, awards may not be replaced, repriced, or re-granted through cancellation or modification without stockholder approval in relation to a change of control or otherwise.
Share Reserve Under the 2026 Restatement
The 2026 Restatement would add 2,155,000 shares to the reserve available for future grants. This increased share reserve would allow us to continue to grant stock-based compensation to our key employees and non-employee directors. Failure of our stockholders to approve the 2026 Restatement would mean that we would have fewer shares that we can grant through stock-based incentive awards.
Under the existing share reserve, as of March 2, 2026, there were approximately 16,123,000 shares of common stock subject to outstanding stock awards under the 2010 Plan and approximately 19,116,000 shares of common stock available for future grants under the 2010 Plan. Under the 2010 Plan, full-value awards currently count against the share reserve using a 1.5:1 ratio. As a result of such ratio, as of March 2, 2026, only 12,744,000 full-value awards could be granted under the 2010 Plan.
Dilution. The table below sets forth our potential dilution (or overhang) levels based on our shares outstanding and the new authorization of 2,155,000 shares to be available for future grants under the 2026 Restatement. While we recognize the significant motivational and performance benefits that may be achieved from granting stock awards, we are also mindful of the potential dilutive effect of such awards and our responsibility to our stockholders. The Board believes that the additional shares requested for purposes of the 2026 Restatement represent a reasonable amount of potential dilution that would allow us to continue granting stock awards, which is an important component of our overall compensation program. The share information listed in the table below sets forth certain information as of March 2, 2026, with respect to the Company's outstanding stock awards. The closing price per share of our common stock as of such date was $16.40.

Share Allocation and Potential Dilution
New Share Request, subject to stockholder approval	2,155,000
Available Shares under the 2010 Plan	19,116,000	(1)
Shares Subject to Outstanding Awards	16,123,000
Options and Other Appreciation Awards	7,808,000	(2)
Full-Value Awards (RSUs and Performance Units)	8,315,000	(3)
Shares Outstanding	290,513,163
Potential Dilution on a Fully Diluted Basis	11.40%
(1)Under the 2010 Plan, full-value awards currently count against the share reserve using a 1.5:1 ratio, described below. As a result of such ratio, only 12,744,000 full-value awards could be granted under the 2010 Plan as of March 2, 2026. Any shares subject to grants made after March 2, 2026, would deplete the available shares at the foregoing ratio.
(2)For such options, as of March 2, 2026, the weighted average exercise price was $19.48 and weighted average remaining term was 2.83 years.
(3)Includes 2,327,000 outstanding Performance Units as of March 2, 2026, assuming achievement of target performance levels and no TSR adjustments.

84	Mattel, Inc.

Amendment and Restatement of the 2010 Equity and Long-Term Compensation Plan
Burn Rate. The following table sets forth information regarding the burn rate for each of the last three fiscal years and the average burn rate over such period.

	Full-Value Performance Awards Earned and Paid in Shares	Full-Value Performance Awards Granted	Other Full-Value Awards Granted	Options & Other Appreciation Awards Granted	Weighted Average Common Shares Outstanding	Burn Rate(1)
2023	2,189,000	1,954,000	3,479,000	579,000	353,588,000	1.60%
2024	765,000	1,776,000	3,859,000	—	340,435,000	1.36%
2025	271,620	792,118	3,863,000	—	318,159,000	1.29%
Three-Year Average						1.42%
(1)Represents the quotient of (x) the number of total shares underlying equity awards granted (or, for performance-based awards, equity awards earned) in such fiscal year and (y) the weighted average shares outstanding during such year.
The requested share increase was determined in part based on our average burn rate over the last three years, in order to give us flexibility to grant stock awards over the next few years in amounts determined to be appropriate by the Compensation Committee.
Summary of the 2026 Restatement
The material terms of the 2026 Restatement are summarized below and qualified in their entirety by reference to the full text of the
2026 Restatement attached as Appendix A to this Proxy Statement. Other than the limited amendments described herein and set forth in the 2026 Restatement, we are not making any other changes to the 2010 Plan.
Persons Eligible for Grants. The 2026 Restatement continues to permit the Compensation Committee to make grants to employees, non-employee directors, and consultants of Mattel. As of December 31, 2025, we had approximately 31,000 worldwide employees and nine non-employee directors. Under our current stock compensation program, eligibility for awards is generally limited to employees at the level of director and above and non-employee directors (578 employees and nine non-employee directors as of March 2, 2026). Consultants do not receive awards pursuant to our current stock compensation program. Recipients of grants are referred to in this Proposal 4 as participants.
Shares Available Under the 2026 Restatement. The maximum number of shares of our common stock for which grants may be made under the 2026 Restatement is equal to the sum of (x) 132,355,000 shares (reflecting an increase of 2,155,000 shares) and
(y) the number of shares which as of the date of the 2010 annual stockholder meeting (the “Effective Date”) remained available for issuance under the Mattel, Inc. 2005 Equity Compensation Plan, as amended, all of which may be granted as incentive stock options pursuant to Section 422 of the Internal Revenue Code. As of March 2, 2026, there were approximately 19,116,000 shares available for grant under the 2010 Plan.
For purposes of calculating the shares that remain available for grants under the 2010 Plan, each stock option or SAR will be treated as using one available share for each share actually subject to the grant, and each other type of grant (referred to in this
Proposal 4 as “full-value grants”) will be treated as using more than one available share for each share actually subject to the grant.
This higher debiting rate for full-value grants is referred to in this Proposal 4 as the “full-value share debiting rate.” The 2010 Plan provides for a full-value share debiting rate of (i) three-to-one (3.0:1) for awards granted prior to March 1, 2019, (ii) two and seven-tenths-to-one (2.7:1) for awards granted on or after March 1, 2019 but on or prior to March 1, 2020, (iii) two and thirty-five-hundredths-to-one (2.35:1) for awards granted after March 1, 2020 but on or prior to March 1, 2021, (iv) one and nine-tenths-to-one (1.9:1) for awards granted after March 1, 2021 but on or prior to March 1, 2022, and (v) one and five-tenths-to-one (1.5:1) for awards granted after March 1, 2022. These different debiting rates for full-value grants and stock options and SARs are designed to reflect the possibility that full-value grants may be more dilutive than stock options and SARs.
Having a higher debiting rate for full-value grants is intended to protect Mattel’s existing stockholders from the possibly greater dilutive effect of full-value grants.
If a stock option or SAR expires without having been exercised, or is settled for cash in lieu of shares, the shares subject to the grant will be added back to the number of shares remaining available for future grants under the 2026 Restatement. Under the
2026 Restatement, if a full-value grant is forfeited or otherwise terminates without the issuance of shares or is settled for cash in lieu of shares, the number of shares remaining available for future grants under the 2026 Restatement will be increased by the number of shares not issued as a result, multiplied by the full-value debiting rate that was actually used for such full-value award to reduce the number of shares available under the 2026 Restatement. Shares tendered by a participant or withheld by Mattel in payment of the grant price or to satisfy any tax withholding obligation of an option or other grant and shares purchased on the open market with the cash proceeds from the exercise of options will count against the number of shares available under the 2026
Restatement and will not be added back to the number of shares remaining available for future grants under the 2026
Restatement. Further, in the event that a SAR may be settled in shares, the number of shares deemed subject to the grant shall be the number of shares with respect to which such SAR may be exercised and not the number of shares that may be distributed in settlement of such exercise.

2026 Proxy Statement	85

The maximum number of shares of Mattel common stock as to which grants may be made to a single participant in a single calendar year is 5,000,000 shares and the maximum aggregate amount of cash that may be paid in cash with respect to one or more cash-based grants to a single participant in a single calendar year is $20,000,000. The 2026 Restatement further provides that the sum of the aggregate grant date fair value of stock-based grants and the amount of any cash-based awards or other cash fees that may be granted or paid to a single non-employee director as compensation for such non-employee director’s services as a non-employee director of the Company in a single calendar year may not exceed $750,000.
The 2026 Restatement provides that in the event of a stock dividend, declaration of an extraordinary cash dividend, stock split, reverse stock split, share combination, recapitalization (or any similar event affecting the capital structure of Mattel), merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, or disaffiliation of a subsidiary, affiliate, or division (or any similar event affecting Mattel), the Compensation Committee or the Board will make substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of shares of common stock or other securities reserved for grants under the 2026 Restatement, (ii) the limitations described above, (iii) the number and kind of shares or other securities subject to outstanding grants, and (iv) the exercise price of outstanding options and SARs.
The 2026 Restatement also provides that if a grant is made pursuant to the conversion, replacement, or adjustment of outstanding stock awards in connection with any acquisition, merger, or other business combination or similar transaction involving Mattel (this kind of grant is referred to in this Proposal 4 as a “Substitute Grant”), then the number of shares available under the 2026
Restatement will not be reduced as a result, to the extent the Substitute Grant is permitted without stockholder approval by the listing standards of the Nasdaq Stock Market.
Administration of the 2026 Restatement. The 2026 Restatement is administered by the Compensation Committee, or such other committee of members of the Board as the Board may designate from time to time. The Compensation Committee is required to, and does, consist of at least three members, who must all qualify as “non-employee directors” for purposes of Rule 16b-3 under the
Securities Exchange Act of 1934, and must meet the independence requirements of the listing standards of the Nasdaq Stock
Market. The Compensation Committee may include all members of the Board, if they all meet the foregoing requirements. The
Compensation Committee is authorized to construe and interpret the 2026 Restatement, the rules and regulations under the 2026
Restatement, and all grants under the 2026 Restatement; to adopt, amend, and rescind rules, regulations, and procedures relating to the administration of the 2026 Restatement as, in its opinion, may be advisable in the administration of the 2026 Restatement;
and, except as provided in the 2026 Restatement, to make all other determinations deemed necessary or advisable under the 2026
Restatement. The Compensation Committee may, except to the extent prohibited by applicable law or the listing standards of the
Nasdaq Stock Market, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other person or persons selected by it, including without limitation Mattel’s Chief Executive Officer. However, the Compensation
Committee’s ability to delegate its authority is limited in certain respects pursuant to the 2026 Restatement, including that the
Compensation Committee may not make any delegation of its authority to grant awards to Mattel’s non-employee directors and executive officers, except to the extent permitted by Rule 16b-3.
Types of Awards. The 2026 Restatement authorizes the Compensation Committee to grant stock options, SARs, restricted stock,
RSUs, dividend equivalents, and unrestricted stock, in each case based on Mattel common stock. The 2026 Restatement also authorizes the Compensation Committee to grant performance awards payable in the form of Mattel common stock or cash.
Stock Options. The Compensation Committee may grant stock options qualifying as incentive stock options under the Internal
Revenue Code (“ISOs”) and non-qualified stock options. The term of each stock option will be fixed by the Compensation
Committee, but may not exceed ten years, or in the case of a ten percent stockholder, five years. The exercise price for each stock option will also be fixed by the Compensation Committee, but (except in the case of Substitute Grants) may not be less than the fair market value of Mattel common stock on the date of grant. ISOs may only be granted to employees of Mattel and corporations connected to it by chains of ownership of voting power representing fifty percent or more of the total outstanding voting power of all classes of stock of the lower-tier entity. Stock options will vest and become exercisable as determined by the Compensation
Committee. Participants who hold stock options are not entitled to dividends or dividend equivalents.
Stock Appreciation Rights (SARs). The exercise price of a SAR may be paid in cash, in shares of Mattel common stock, or a combination, as determined by the Compensation Committee. SARs may be granted under the 2026 Restatement either with a stock option (“tandem SARs”) or separately (“free-standing SARs”). Participants who hold SARs are not entitled to dividends or dividend equivalents.
Tandem SARs may be granted at the time the related stock option is granted or, in the case of a non-qualified stock option, after the grant. Tandem SARs must vest and be exercisable, and terminate, at the same time as the related stock option. The exercise of a tandem SAR will result in the termination of the related stock option to the same extent, and vice versa.
The term of each free-standing SAR will be fixed by the Compensation Committee, but may not exceed ten years. The exercise price of each free-standing SAR will also be fixed by the Compensation Committee, but (except in the case of Substitute Grants)
may not be less than the fair market value of a share of Mattel common stock on the date of grant. Free-standing SARs will vest and become exercisable as determined by the Compensation Committee.

86	Mattel, Inc.

Amendment and Restatement of the 2010 Equity and Long-Term Compensation Plan
Restricted Stock. The Compensation Committee may also award restricted stock, which consists of shares of Mattel common stock subject to such vesting requirements as the Compensation Committee may determine. These requirements may include continued
services for a specified period and/or achievement of specified performance goals. The participant will not be permitted to dispose of restricted stock until it vests, but will be entitled to vote the shares. Under the 2026 Restatement, dividends may only be paid to the participant in respect of unvested shares of restricted stock (and any other awards with respect to which dividends may be earned under the 2026 Restatement) to the extent that the underlying award (or applicable portion thereof) vests.
Restricted Stock Units (RSUs). The Compensation Committee may also award RSUs representing a specified number of hypothetical shares of Mattel common stock, the vesting of which is subject to such requirements as the Compensation Committee may determine. These requirements may include continued services for a specified period and/or achievement of specified performance goals. Upon or after vesting, RSUs will be settled in cash or shares of Mattel common stock or a combination, as determined by the Compensation Committee. A participant to whom RSUs are granted will not have any rights as a stockholder with respect to the units, unless and until they are settled in shares of Mattel common stock.
Dividend Equivalents. The Compensation Committee may include dividend equivalents on shares of Mattel common stock that are subject to full-value grants (such as RSUs) but dividend equivalents may not be granted or paid with respect to shares that are subject to options or SARs. The Compensation Committee may make separate grants of dividend equivalents with respect to a specified number of hypothetical shares. A dividend equivalent means a right to receive payments, in cash or shares of Mattel common stock, representing the dividends and other distributions with respect to a specified number of hypothetical shares of
Mattel common stock, as and when such other dividends and other distributions are actually made to holders of Mattel common stock. The Compensation Committee may specify such other terms as it deems appropriate for dividend equivalents, including when and under what conditions the dividend equivalents will be paid and whether any interest accrues on any unpaid dividend equivalents. Under the 2026 Restatement, dividend equivalents with respect to grants (or any portion thereof) that are unvested may only be paid to the participant to the extent that the grant (or portion thereof) vests, and any dividend equivalents with respect to any portion of a grant that does not vest will be forfeited.
Performance Awards. Performance awards may also be granted pursuant to the 2026 Restatement. Performance awards are payable upon the attainment of pre-established performance goals and criteria established by the Compensation Committee.
Performance awards may be paid in cash, shares of Mattel common stock, or a combination of cash and shares, as determined by the Compensation Committee.
Grants to Non-Employee Directors. The 2026 Restatement provides that on the date of each annual stockholders meeting, each non-employee director will receive a grant of (i) non-qualified stock options, (ii) restricted stock, or (iii) RSUs, as determined by the
Compensation Committee or the Board pursuant to the written Summary of Compensation of the Non-Employee Members of the
Board of Directors, or any successor summary or program.
Bonus Grants and Grants in Lieu of Cash Compensation. The Compensation Committee is authorized to grant shares of Mattel common stock as a bonus, or to grant shares of Mattel common stock or make other grants in lieu of Company obligations to pay cash or deliver other property under the 2026 Restatement or under other plans or compensatory arrangements of Mattel.
Non-employee directors may also elect to receive grants of shares of Mattel common stock in lieu of all or a portion of their annual cash retainer fees.
Minimum Vesting. The 2026 Restatement includes a minimum vesting requirement that provides that, subject to the provisions of the 2026 Restatement with respect to adjustments to grants in connection with certain corporate transactions, the treatment of grants upon a change of control and shares delivered in lieu of fully vested cash-denominated grants, grants under the 2026
Restatement may vest no earlier than the first anniversary of the date of grant. However, grants in respect of an aggregate of up to five percent of shares of Mattel common stock available for grants under the 2026 Restatement may be granted without respect to the minimum vesting provisions. In addition, the 2026 Restatement further provides that this vesting limitation will not preclude or limit any grant or other arrangement (or any action by the Compensation Committee) from providing for accelerated vesting of such grant in connection with or following a participant’s death, permanent disability, or termination of service (referred to in the 2026
Restatement as a “severance”).
Consequences of Severance and Change of Control. The 2026 Restatement sets forth the consequences of a participant’s severance on his or her grants, unless the Compensation Committee determines otherwise or unless the participant has an individual arrangement that requires a different result. Under these general rules, except as explained below, a participant’s unvested awards are forfeited upon the participant’s severance, and vested stock options remain exercisable for 90 days or until the end of their term, whichever period is shorter.
For Cause. If the severance is for cause, all of the participant’s then outstanding grants will be immediately forfeited, including vested stock options.
Death or Permanent Disability. If a severance results from the participant’s death or permanent disability:
•The participant’s stock options and SARs that were granted at least six months before such severance will vest in full and remain exercisable for the earlier of five years after the date of such severance or the remainder of their term, and any other stock options that are vested will remain exercisable for the earlier of 90 days or the remainder of their term;

2026 Proxy Statement	87

•The participant’s unvested restricted stock that was granted at least six months before such severance will vest in full and all other then outstanding unvested restricted stock will be forfeited; and
•The participant’s unvested RSUs that were granted at least six months before such severance will vest in full and be settled in accordance with the terms of such grant and all other then outstanding unvested RSUs will be forfeited.
Retirement. If a severance results from retirement:
•Involuntary or voluntary retirement. The participant’s stock options and SARs that were granted at least six months before such severance will vest in full and remain exercisable for the earlier of five years after the date of such severance or the remainder of their term, and any other stock options that are vested will remain exercisable for the earlier of 90 days or the remainder of their term; and
•Involuntary retirement only. The participant’s unvested RSUs that were granted at least six months before such severance will vest in full and be settled in accordance with the terms of such grant and all other then outstanding unvested RSUs will be forfeited.
For purposes of the 2026 Restatement, “retirement” means a severance other than as a result of the participant’s death or termination by Mattel for cause, after attaining age 55 with at least ten years of service (or five years of service for any grants made under the 2010 Plan prior to the date of the annual employee grants made in 2023), and “involuntary retirement” means a severance that is classified by Mattel as an involuntary separation and that qualifies as a retirement.
Change of Control. The 2026 Restatement provides that in the event of a change of control of Mattel:
(i)with respect to grants that are not subject to performance-based vesting, unless a qualifying replacement award is provided to replace the applicable grant, any outstanding option or stock appreciation right will vest and be fully exercisable as of the date of the change of control, any outstanding grant of restricted stock or RSUs will also become fully vested as of the date of the change of control, and in the case of RSUs will be settled immediately (unless otherwise deferred) in cash or common stock as provided in the terms of the award;
(ii)with respect to grants that are not subject to performance-based vesting (other than those which are replaced by qualifying replacement awards and cease to be subject to performance-based vesting conditions), if a qualifying replacement award is provided to the applicable participant to replace such grant, then, in the event that the participant is terminated by Mattel without cause within the 24-month period immediately following the change of control, then, any such qualifying replacement award that relates to (x) options or stock appreciation rights outstanding as of immediately prior to the participant’s severance shall become fully vested and exercisable as of the date of such severance and remain exercisable until the earlier of (A) the second anniversary of the severance and (B) the end of the applicable term of the award, and (y) restricted stock or RSUs outstanding as of immediately prior to such severance, will be fully vested as of the date of such severance, and any such qualifying replacement award that relates to RSUs shall be settled immediately (unless otherwise deferred) upon such severance in cash or common stock as provided in the terms of the award; and
(iii)unless a qualifying replacement award is provided to the applicable participant to replace the applicable grant, any grant that is subject to performance-based vesting and that is granted on or after the effective date of the 2026 Restatement of the 2010
Plan shall, immediately prior to, and subject to the consummation of, such change of control, vest and be settled immediately
(unless otherwise deferred) in cash or common stock as provided in the terms of the award, based on the greater of (x) actual performance through the date of the change of control or (y) prorated target performance based on the number of days elapsed in the applicable performance period through the date of the change of control; in each case, subject to the terms of any grant, individual agreement, program, or the 2026 Restatement.
For purposes of the above rules, the 2026 Restatement defines a “qualifying replacement award” as an award that (i) is of the same type as the grant it is replacing (the “Replaced Award”), (ii) has a value that is no less than the value of such Replaced Award as of the date of the applicable change of control, (iii) if such Replaced Award was an equity-based award, relates to publicly traded equity securities of Mattel or of the ultimate parent entity, as applicable, following such change of control, (iv) contains terms relating to vesting (including with respect to a severance) that are no less favorable to the applicable participant than those of such
Replaced Award, and (v) has other terms and conditions that are no less favorable to the applicable participant than the terms and conditions of such Replaced Award as of the date of such change of control. Without limiting the generality of the foregoing, a qualifying replacement award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the above conditions are satisfied will be made by the
Compensation Committee, as constituted immediately before the applicable change of control, in its sole discretion.
Notwithstanding the foregoing, except to the extent that a qualifying replacement award is not provided to the applicable participant to replace the applicable grant described above, (1) in no event will any grant granted on or after the effective date of the 2026
Restatement of the 2010 Plan provide for accelerated vesting or exercisability (as applicable) solely upon the occurrence of a change of control, and (2) in no event shall either the Board or the Compensation Committee accelerate the vesting or exercisability (as applicable) of any grant, in whole or in part, solely upon the occurrence of a change of control.

88	Mattel, Inc.

Amendment and Restatement of the 2010 Equity and Long-Term Compensation Plan
If a grant under the 2026 Restatement is treated as “deferred compensation” subject to Section 409A of the Internal Revenue Code
(“Section 409A”), the foregoing rules will apply upon a change of control only to the extent specifically provided in the applicable grant agreement and consistent with the tax requirements applicable to deferred compensation. Section 409A is discussed in greater detail below under the heading “Certain Material U.S. Federal Income Tax Consequences – Section 409A of the Internal
Revenue Code.”
In addition, unless the Compensation Committee specifically establishes otherwise for a particular stock option or SAR, the minimum period to exercise vested stock options and SARs after a severance other than for cause is two years (or, if earlier, until the end of the applicable term of the award), if the severance occurs during the 24-month period following a change of control.
Termination, Rescission, and Recapture. In order to better align participants’ long-term interests with those of Mattel and its subsidiaries and affiliates, the 2026 Restatement provides that, subject to certain limitations, Mattel may terminate outstanding grants, rescind exercises, payments, or deliveries of shares pursuant to grants, and/or recapture proceeds of a participant’s sale of shares of Mattel common stock delivered pursuant to grants if the participant violates specified confidentiality, inventions, proprietary information, and intellectual property requirements or engages in certain activities against the interest of Mattel or any of its subsidiaries and affiliates. These provisions apply only to grants made to employees for services as such, and they do not apply to participants following any severance that occurs within 24 months after a change of control.
Compensation Recovery Policy (Clawback Policy). Grants made under the 2026 Restatement are subject to the terms and conditions of the Mattel, Inc. Compensation Recovery Policy, as may be amended from time to time.
Transferability. Grants under the 2026 Restatement are generally non-transferable other than by will or the laws of descent, and stock options and SARs generally may be exercised, during a participant’s lifetime, only by the participant. However, the
Compensation Committee may allow transfers of non-qualified stock options, free-standing SARs, and other grants. In no event may a grant be transferable for consideration absent stockholder approval.
Tax Withholding. Participants are required to pay to Mattel, or make arrangements satisfactory to Mattel regarding the payment of, any taxes that are required to be withheld with respect to grants under the 2026 Restatement. Unless otherwise determined by
Mattel, the legally required minimum withholding obligations (or higher level of withholding, if permissible without adverse accounting consequences) may be settled with shares of Mattel common stock, including shares that are part of the grant that gives rise to the withholding requirement.
Amendment and Termination of the 2026 Restatement; No Repricing. The 2026 Restatement may be amended or terminated by the Board at any time, and outstanding grants may be amended by the Compensation Committee. Any such amendment or termination may not adversely affect any grants that are then outstanding without the consent of the affected participant, except for amendments made to cause the 2026 Restatement or a grant to comply with applicable law, stock exchange rules, or accounting rules.
Except as described above under “Shares Available Under the 2026 Restatement” regarding adjustments to reflect changes in capitalization and corporate transactions, no stock option or SAR may be modified by reducing its exercise price, or cancelled and replaced with a new stock option or SAR with a lower exercise price, without stockholder approval. Further, no stock option or SAR may be cancelled in exchange for cash or another grant when the stock option or SAR per share exercise price exceeds the fair market value of the underlying share of Mattel common stock without stockholder approval.
Any amendment to the 2026 Restatement must be approved by the stockholders if so required by the listing standards of the
Nasdaq Stock Market or if it would affect the prohibition on option exchange or repricing described above. After giving effect to the
2026 Restatement, if it is not terminated sooner, the 2026 Restatement will terminate on March 19, 2036, except with respect to then-outstanding grants.
Estimate of Benefits; New Plan Benefits
Because grants under the 2026 Restatement to participants are generally within the discretion of the Compensation Committee, it is not possible to determine the future grants that will be made to participants, other than non-employee directors, under the 2026
Restatement. No awards made under the 2010 Plan prior to the date of the 2026 Annual Meeting were granted subject to stockholder approval of the 2026 Restatement.
The 2026 Restatement authorizes the grant of stock-based awards to non-employee directors pursuant to our director compensation program as in effect from time to time, as described under the heading “Non-Employee Director Compensation –
Narrative Disclosure to Non-Employee Director Compensation Table.” Historically, our non-employee directors have received annual stock grants under the 2010 Plan in accordance with our director compensation program. As of March 30, 2026, the closing price per share of Mattel common stock was $14.16 per share.

2026 Proxy Statement	89

History of Grants Under the 2010 Plan
The table below provides the number of shares of our common stock subject to stock awards granted or earned under the 2010
Plan since its inception through March 2, 2026, for certain individuals.

Name	Stock Options	RSUs	Performance Units(1)
2025 NEOs and Current Positions
Ynon Kreiz, Chairman and Chief Executive Officer	3,243,768	435,066	4,524,401
Paul Ruh, Chief Financial Officer	—	275,212	53,443
Steve Totzke, President and Chief Commercial Officer	870,606	359,557	453,679
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	75,428	212,792	173,733
Roberto Isaias, EVP and Chief Supply Chain Officer	290,424	362,449	305,765
Anthony DiSilvestro, Former Chief Financial Officer	254,760	241,777	360,966
All current executive officers as a group	4,480,226	1,718,615	5,526,155
All current non-executive officer directors as a group		539,089
Nominees for Election as Director
Adriana Cisneros		74,659
Diana Ferguson		53,562
Julius Genachowski		22,146
Prof. Noreena Hertz		29,970
Soren Laursen		77,988
Roger Lynch		74,659
Dominic Ng		110,129
Dr. Judy Olian		73,830
Dawn Ostroff		22,146
Associates of any such directors, executive officers, or nominees		—
Other persons who received or are to receive 5% of such options or rights		—
All non-executive officer employees as a group	3,436,070	15,704,763	1,575,826
(1)With respect to completed performance periods, reflects shares earned. With respect to ongoing performance periods, reflects target Performance Units granted.
Certain Material U.S. Federal Income Tax Consequences
The following is a brief description of the principal United States federal income tax consequences related to grants made under the 2026 Restatement and certain other United States federal income tax issues. It is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options. A participant will not be subject to tax at the time a non-qualified stock option is granted, and no tax deduction will then be available to Mattel. Upon the exercise of a non-qualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the participant’s ordinary income and Mattel will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will generally be treated by the participant or transferee of the non-qualified stock option as either capital gain or capital loss.
Incentive Stock Options (ISOs). A participant will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction will then be available to Mattel; however, the participant may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the ISO over the exercise price. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the participant has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by Mattel at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the participant disposes of the shares without satisfying both the holding period and employment requirements, the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of

90	Mattel, Inc.

Amendment and Restatement of the 2010 Equity and Long-Term Compensation Plan
a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the
ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss.
Mattel is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Other Grants. The current federal income tax consequences of other grants authorized under the 2026 Restatement generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options;
nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents, unrestricted stock, and performance awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid (other than employment taxes which are generally paid at the time such compensation is deferred or vested). In each of the foregoing cases, Mattel will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.
Section 162(m) of the Internal Revenue Code. Section 162(m) generally places a $1,000,000 annual limit on a publicly held corporation’s tax deduction for compensation paid to certain executive officers. Prior to the enactment of the Tax Cuts and Jobs
Act, this limit did not apply to compensation that satisfied the applicable requirements for the “qualified performance-based compensation” exception to the Section 162(m) deductibility limit. However, under the Tax Cuts and Jobs Act enacted in 2017, effective for tax years commencing after December 31, 2017, the performance-based compensation exception, and our ability to rely on this exception, were eliminated (other than with respect to certain grandfathered arrangements in effect on
November 2, 2017), and the limitation on deductibility generally was expanded to include all named executive officers. As a result, under current tax law, the Compensation Committee no longer expects to be able to grant awards under the 2026 Restatement that are intended to qualify for the performance-based compensation exception to the Section 162(m) deductibility limit.
Section 280G of the Internal Revenue Code. If awards under the 2026 Restatement are granted, vest, or are paid contingent on a change in control or a subsequent termination of employment, some or all of the value of the award may be considered an
“excess parachute payment” under Section 280G of the Internal Revenue Code, which would result in the imposition of a 20%
federal excise tax on the recipients of the excess parachute payments and a loss of Mattel’s deduction for the excess parachute payments.
Section 409A of the Internal Revenue Code. Section 409A, which was enacted as part of the American Jobs Creation Act in late
2004, substantially changes the federal income tax law applicable to non-qualified deferred compensation, including certain stock-
based compensation. The terms and conditions governing any grants that the Compensation Committee determines will be subject to Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Mattel common stock pursuant thereto, must be set forth in writing, and must comply in all respects with Section 409A. In addition, to the extent any grant is subject to Section 409A, notwithstanding any provision of the 2026 Restatement to the contrary, the 2026 Restatement does not permit the acceleration of the time or schedule of any distribution related to such grant, except as permitted by Section 409A.

2026 Proxy Statement	91

Stock Ownership and Reporting
Principal Stockholders
As of March 17, 2026, the only persons known by Mattel to own beneficially, or to be deemed to own beneficially, more than 5% of
Mattel common stock were as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Owned(1)
EdgePoint Investment Group Inc. 150 Bloor Street West, Suite 500 Toronto, Ontario M5S 2X9, Canada	47,341,242	(2)	16.3%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	34,718,241	(3)	11.9%
PRIMECAP Management Company 177 E. Colorado Blvd., 11th Floor Pasadena, California 91105	33,238,861	(4)	11.4%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	30,397,405	(5)	10.5%
(1)The percentages shown are based on 290,557,146 shares of Mattel common stock outstanding as of March 17, 2026 and may differ from the percentages reflected in the filings referenced below.
(2)As reported in a Schedule 13G/A, filed with the SEC on February 17, 2026 by EdgePoint Investment Group Inc., reporting beneficial ownership as of December 31, 2025. The Schedule 13G/A states that EdgePoint Investment Group Inc. has sole voting power as to 33,463,425 shares, shared voting power as to 13,877,817 shares, sole dispositive power as to 33,463,425 shares, and shared dispositive power as to 13,877,817 shares.
(3)As reported in a Schedule 13G/A, filed with the SEC on June 10, 2024 by The Vanguard Group, reporting beneficial ownership as of May 31, 2024. The Schedule 13G/A states that The
Vanguard Group has shared voting power as to 123,103 shares, sole dispositive power as to 34,250,010 shares, and shared dispositive power as to 468,231 shares. The Vanguard Group subsequently reported in a Schedule 13G/A, filed with the SEC on March 27, 2026, that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Mattel securities beneficially owned by various subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(4)As reported in a Schedule 13G/A, filed with the SEC on August 14, 2025 by PRIMECAP Management Company, reporting beneficial ownership as of June 30, 2025. The Schedule 13G/A states that PRIMECAP Management Company has sole voting power as to 32,680,175 shares and sole dispositive power as to 33,238,861 shares.
(5)As reported in a Schedule 13G/A, filed with the SEC on January 25, 2024 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2023. The Schedule 13G/A states that
BlackRock, Inc. has sole voting power as to 29,682,861 shares and sole dispositive power as to 30,397,405 shares.

92	Mattel, Inc.

Security Ownership of Management and the Board
The following table sets forth information regarding the beneficial ownership of Mattel common stock as of March 17, 2026 by
(i) our NEOs, as described under the section “Compensation Discussion and Analysis,” (ii) each current non-employee director, and (iii) all current directors and executive officers of Mattel as a group:

Name of Beneficial Owner and Current Position with Mattel	Amount and Nature of Beneficial Ownership(1)(2)	Percent Owned(3)
NEOs
Ynon Kreiz, Chairman and Chief Executive Officer	4,068,178	1.4%
Paul Ruh, Chief Financial Officer	—	*
Steve Totzke, President and Chief Commercial Officer	761,719	*
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	192,661	*
Roberto Isaias, EVP and Chief Supply Chain Officer	347,715	*
Anthony DiSilvestro, Former Chief Financial Officer	—	*

Current Non-Employee Directors
Adriana Cisneros	37,669	*
Diana Ferguson	27,551	*
Julius Genachowski	—	*
Prof. Noreena Hertz	10,802	*
Soren Laursen	73,224	*
Roger Lynch	30,784	*
Dominic Ng	9,500	*
Dr. Judy Olian	59,298	*
Dawn Ostroff	—	*
All current Directors and Executive Officers, as a group (15 persons)	5,637,394	1.9%
*Represents less than 1% of the outstanding shares of Mattel common stock as of March 17, 2026.
(1)Except as otherwise noted, the directors and executive officers named above have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, as of March 17, 2026. None of the shares listed are pledged shares in accordance with Mattel’s Insider Trading Policy.
(2)Includes (i) shares which the individuals shown have the right to acquire upon vesting or settlement of RSUs, or upon exercise of vested stock options, as of March 17, 2026 or within 60 days thereafter, including deferred RSUs that would be acquired in connection with the individual’s separation from service, and (ii) shares held through the Mattel Company Stock Fund of the
Mattel, Inc. Personal Investment Plan, a 401(k) tax-qualified savings plan, as set forth in the following table.

Name of Beneficial Owner and Current Position with Mattel	Stock Options	RSUs	401(k) Shares
NEOs
Ynon Kreiz, Chairman and Chief Executive Officer	2,175,392	98,569	—
Paul Ruh, Chief Financial Officer	—	—	—
Steve Totzke, President and Chief Commercial Officer	520,453	63,799	19,099
Jonathan Anschell, EVP, Chief Legal Officer, and Secretary	46,349	40,686	—
Roberto Isaias, EVP and Chief Supply Chain Officer	140,992	45,694	—
Anthony DiSilvestro, Former Chief Financial Officer	—	—	—

Current Non-Employee Directors
Adriana Cisneros	—	8,594	—
Diana Ferguson	—	8,594	—
Julius Genachowski	—	—	—
Prof. Noreena Hertz	—	8,594	—
Soren Laursen	—	8,594	—
Roger Lynch	—	8,594	—
Dominic Ng	—	—	—
Dr. Judy Olian	—	8,594	—
Dawn Ostroff	—	—	—
All current Directors and Executive Officers, as a group (15 persons)	2,883,186	300,312	19,099
(3)The percentages shown are based on 290,557,146 shares of Mattel common stock outstanding as of March 17, 2026.

2026 Proxy Statement	93

Equity Compensation Plan Information
The following table provides information as of December 31, 2025 regarding existing compensation plans under which equity securities of Mattel are authorized for issuance.

Plan Category	(a) Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	20,378,619	(2)	$19.32	(3)	18,983,859	(4)
Equity compensation plans not approved by security holders(5)	182,539	(6)	—		—
Total	20,561,158		$19.32	(3)	18,983,859
(1)Consists of the Amended 2010 Plan.
(2)Represents (i) 8,021,353 shares of Mattel common stock to be issued upon exercise of outstanding options, (ii) 6,750,550 shares subject to outstanding RSUs, (iii) 877,526 shares issued from outstanding Performance Units on February 9, 2026 that were earned as of December 31, 2025 under the 2023-2025 LTIP but required continued employment through the issuance date, and
(iv) 4,729,190 shares issuable from outstanding Performance Units assuming maximum achievement of performance-related conditions. Comparatively, there would be 2,364,595 shares issuable from outstanding Performance Units if target performance were assumed.
(3)Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of common stock subject to outstanding RSUs and
Performance Units that become issuable without any cash payment required for such shares.
(4)Represents the number of securities remaining available for issuance under our Amended 2010 Plan assuming maximum achievement of performance goals in the case of outstanding and unearned Performance Units. Comparatively, there would be 22,530,751 shares available for issuance if we assumed target achievement of applicable performance goals with respect to outstanding and unearned Performance Units.
(5)Consists of the DCP and Director DCP (collectively, the “Deferred Compensation Plans”). Under our Deferred Compensation Plans, participating employees and directors may elect to defer compensation and, under the DCP, participating employees are credited with contributions from Mattel. Participants in the Deferred Compensation Plans may direct the manner in which the deferred amounts will be deemed invested, including in a Mattel stock equivalent account representing hypothetical shares of Mattel common stock, which are “purchased” based on the market price prevailing at the time of the deemed purchase. When distributions are made in accordance with the Deferred Compensation Plans, the portion attributable to a participant’s Mattel stock equivalent account is distributed in the form of shares of Mattel common stock.
(6)Represents 182,539 shares credited to the accounts of participants under our Deferred Compensation Plans.

94	Mattel, Inc.

2026 Annual Meeting and Voting Information
2026 Annual Meeting and
Voting Information
General Meeting Information
Mattel’s 2026 Annual Meeting will be conducted exclusively via live webcast on May 28, 2026 at 1:00 p.m. (Los Angeles time).
Stockholders of record as of the close of business on March 30, 2026 will be able to attend the 2026 Annual Meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/MAT2026. To participate in the meeting, stockholders of record must have the 16-digit control number that is shown on your Notice of Internet Availability of
Proxy Materials (“Notice”) or on your proxy card if you receive the proxy materials by mail. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through the http://www.ProxyVote.com website, then you may access, participate in, and vote at the 2026 Annual Meeting with the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the 2026 Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the 2026 Annual Meeting. You will not be able to attend the 2026 Annual Meeting in person.
Stockholders participating in Mattel’s 2026 Annual Meeting may, after entering the 16-digit control number on the Notice or proxy card, submit questions during the meeting. After the business portion of the meeting concludes and the meeting is adjourned, we will answer questions submitted during the 2026 Annual Meeting that are pertinent to the Company and that comply with the meeting rules of conduct, as time permits. If there is not sufficient time to answer all proper questions received at the meeting
(if pertinent to Company matters and otherwise appropriate under Mattel’s rules of conduct), we will post responses on our Investor
Relations website following the 2026 Annual Meeting.
The Board is soliciting proxies to be voted at the 2026 Annual Meeting. As permitted by the SEC, Mattel is providing most stockholders with access to our proxy materials over the Internet rather than in paper form. Accordingly, on April 14, 2026, we will begin mailing a Notice containing instructions on how to access the proxy materials over the Internet to most stockholders, and mail printed copies of the proxy materials to the rest of our stockholders. A similar notice will be sent by brokers, banks, and other nominees to beneficial owners of shares for which they are the record holder. If you received a Notice by mail, you will not receive a printed copy of the proxy materials by mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and the 2025 Annual Report. The Notice also instructs you on how you may submit your proxy to vote via the Internet. If you received the Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such printed materials contained in the Notice.
To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting Mattel’s transfer agent, Computershare Trust Company, N.A., at 1-888-909-9922.
Important Notice Regarding the Availability of Proxy
Materials for the 2026 Annual Meeting
This Proxy Statement and our 2025 Annual Report are available on our website at
https://investors.mattel.com/financials/annual-reports. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
Additional copies of the 2025 Annual Report are available at no charge on written request. To obtain additional copies of the
2025 Annual Report, please contact us at:
c/o Investor Relations
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA 90245-5012

2026 Proxy Statement	95

Log-in Instructions and Access to the 2026 Annual Meeting
To attend the 2026 Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/MAT2026 using the
16-digit control number on the Notice or proxy card.
The live audio webcast of the 2026 Annual Meeting will begin promptly at 1:00 p.m. (Los Angeles time). Online access to the audio webcast will open approximately 15 minutes prior to the start of the meeting to allow time for stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.
Who is Entitled to Vote
The Board has set March 30, 2026 as the record date for the 2026 Annual Meeting. If you were a stockholder at the close of business on the record date, then you are entitled to receive notice of, and to vote at, the 2026 Annual Meeting.
As of the close of business on the record date, 290,558,912 shares of Mattel common stock were outstanding. At the 2026 Annual
Meeting, each share of common stock will be entitled to one vote on each matter.
How to Vote if You are the Record Holder of Your Stock
If you are the record holder of your stock, you may submit your proxy to vote via the Internet, by telephone, or by mail or you may attend the virtual meeting and vote electronically during the meeting.
Internet and Telephone Voting Before the Virtual Meeting
To submit your proxy via the Internet, follow the instructions on the Notice or go to the Web address stated on your proxy card. To submit your proxy by telephone, call the toll-free number on your proxy card.
Voting by Mail Before the Virtual Meeting
As an alternative to submitting your proxy by telephone or via the Internet, you may submit your proxy by mail. If you received only the Notice, you may follow the procedures outlined in such Notice to request a paper copy of the proxy materials, including a proxy card to submit your proxy by mail.
If you received a paper copy of the proxy materials and wish to submit your proxy by mail, simply mark your proxy card, date, sign, and return it in the postage-prepaid envelope provided. If you do not have the prepaid envelope, please mail your completed proxy card to the following address: Mattel, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
Voting During the Virtual Meeting
During the meeting, stockholders may, after demonstrating proof of stock ownership by entering the 16-digit control number on the
Notice or proxy card, vote their shares online at www.virtualshareholdermeeting.com/MAT2026.
How to Vote if a Bank, Broker, or Other Nominee is the
Record Holder of Your Stock
If a bank, broker, or other nominee was the record holder of your stock on the record date, you will be able to instruct your bank, broker, or other nominee on how to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker, or other nominee.
Broker Voting and Broker Non-Votes
The term “broker non-votes” refers to shares held by a bank, broker, or other nominee (for the benefit of its client) that are represented at the 2026 Annual Meeting, but with respect to which such bank, broker, or other nominee has not been instructed to vote by the beneficial holder on a particular proposal and does not have discretionary authority to vote on that proposal (or has discretionary voting power but chooses not to exercise it). Banks, brokers, and other nominees do not have discretionary voting authority on certain matters and, accordingly, may not vote on such matters absent instructions from you, as the beneficial holder.
Broker non-votes are not considered as votes cast and will not be counted in determining the outcome on the election of directors or on any other proposals. If you hold your shares in “street name” or through a broker, it is important that you give your broker your voting instructions by following the instructions on the voting instruction form or notice that you receive from your bank, broker, or other nominee or vote your shares yourself by submitting a legal proxy from your bank, broker or other nominee as the record holder authorizing you to vote the shares and a letter from your bank, broker or other nominee showing that you were the beneficial owner of your shares on the record date.

96	Mattel, Inc.

2026 Annual Meeting and Voting Information
Quorum and How Votes are Counted
In order for there to be a vote on any matter at the 2026 Annual Meeting, there must be a quorum. In order to have a quorum, the holders of a majority of the voting power of shares of stock entitled to vote at the 2026 Annual Meeting must be present online at the virtual meeting or by proxy. In determining whether we have a quorum at the 2026 Annual Meeting, we will count shares that are voted as well as abstentions and broker non-votes. If we fail to obtain a quorum at the 2026 Annual Meeting, the chair of the
2026 Annual Meeting or the holders of a majority of the shares of stock entitled to vote, present online or by proxy, may adjourn the meeting to another place, date, or time.
Technical Assistance
Beginning 15 minutes prior to the start of and during the 2026 Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the meeting during check-in or during the meeting, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/MAT2026.
Votes Required to Elect Directors and Adopt
Other Proposals
The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass, and the effect of abstentions and uninstructed shares on each proposal.

Matter		The Board’s Recommendation	Voting Standard	Abstentions	Broker Non-Votes

Proposal 1
Election of the ten director nominees named in the Proxy
Statement: Adriana Cisneros, Diana Ferguson,
Julius Genachowski, Prof. Noreena Hertz, Ynon Kreiz,
Soren Laursen, Roger Lynch, Dominic Ng,
Dr. Judy Olian, and Dawn Ostroff
FOR each Director Nominee
Proposal 2	Ratification of the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2026	FOR	Majority of votes cast	No effect	No effect
Proposal 3	Advisory vote to approve named executive officer compensation	FOR
Proposal 4	Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan	FOR
Election of Directors
Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” assuming a quorum is present, meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast (“for” plus “against”) with respect to that director’s election. Abstentions and broker non-votes do not count as votes cast
“for” or “against” a director’s election and, consequently, will have no effect on a director’s election.
In accordance with our Bylaws, any director nominee who fails to receive a majority of the votes cast for his or her election in an uncontested election will not be elected. Under Delaware law, however, each director holds office until his or her successor is duly elected and qualified. For this reason, any nominee currently serving on the Board who fails to receive a majority of the votes cast for his or her election in an uncontested election will not automatically cease to be a director, but instead will continue to serve on the Board as a “holdover director” until his or her successor is elected and qualified, or until his or her earlier resignation or removal. To address this situation, our Bylaws provide that if any incumbent nominee is not elected at an annual meeting of stockholders and no successor has been elected at the annual meeting, that director must tender his or her resignation to the
Board promptly following the certification of the election results. The Governance and Social Responsibility Committee will make a recommendation to the Board as to whether or not to accept the tendered resignation. Taking into account the Committee’s recommendation, the Board will decide whether to accept the resignation and will publicly announce its decision within 90 days from the date the election results are certified. Any director who tenders his or her resignation will not participate in the recommendation of the Committee or the decision of the Board with respect to his or her resignation. The Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or information that they consider appropriate and relevant. If the Board declines to accept a director’s resignation, that director will continue to serve on the Board until his or her successor is elected and qualified, or until the director’s earlier resignation or removal. If the Board accepts a director’s resignation, then the Board may fill any resulting vacancy by majority vote of the remaining directors or decrease the size of the Board in accordance with our Bylaws and applicable law.

2026 Proxy Statement	97

Ratification of the Selection of PricewaterhouseCoopers LLP, Say-on-Pay
Vote, and Approval of the Amended and Restated 2010 Plan
For the ratification of the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm, the advisory Say-on-Pay vote, and the approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation
Plan, each proposal requires the affirmative vote of the holders of a majority of the votes cast on such proposal, meaning that the number of votes “for” such proposal must exceed 50% of the total votes cast (“for” plus “against”) with respect to that proposal.
Abstentions and broker non-votes, if any, will not be counted as votes cast “for” or “against” a proposal and, consequently, will have no effect on the outcome of any of the proposals to be considered at the 2026 Annual Meeting.
How Your Proxy Will be Voted
If you are a record holder and submit your proxy without instructions as to how it is to be voted, the proxy holders identified on the proxy will vote your shares as follows:
•“FOR” proposal 1, the election of the ten director nominees named in this Proxy Statement;
•“FOR” proposal 2, the ratification of Mattel’s independent registered public accounting firm;
•“FOR” proposal 3, the advisory Say-on-Pay vote; and
•“FOR” proposal 4, the approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan.
If you indicate voting instructions when you submit your proxy, the proxy holders will follow your instructions in casting votes.
Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. As a result, if you hold your shares through a broker, we recommend you submit your proxy with instructions as soon as possible.
The Board does not know of any matters that will come before the 2026 Annual Meeting other than those described in the Notice of
2026 Annual Meeting. If any other matters are properly presented for consideration at the 2026 Annual Meeting, then the proxy holders will have discretion to vote on such matters as they see fit. This includes, among other things, considering any motion to adjourn the 2026 Annual Meeting to another time and/or place, including for the purpose of soliciting additional proxies for or against a given proposal.
How to Change Your Vote or Revoke Your Proxy
If you are the record holder of your stock, you may revoke your proxy at any time before it is voted by:
•Delivering to the Secretary of Mattel, at or before the taking of the vote at the 2026 Annual Meeting, a written notice of revocation bearing a later date than your proxy;
•Signing a later-dated proxy relating to the same shares and delivering it to the Secretary of Mattel at or before the taking of the vote at the 2026 Annual Meeting;
•If you submit your proxy by telephone or via the Internet, calling the telephone voting number or visiting the Internet voting site again and changing your voting instructions, up to 8:59 p.m. (Los Angeles time) or 11:59 p.m. (Eastern time) on May 27, 2026 or for holders of Mattel common stock in the Mattel, Inc. Personal Investment Plan, up to 8:59 p.m. (Los Angeles time) or
11:59 p.m. (Eastern time) on May 22, 2026; or
•Participating in the 2026 Annual Meeting online and voting, although online attendance at the 2026 Annual Meeting will not, by itself, revoke a proxy.
If you are mailing a written notice of revocation or a later proxy, send it to: Secretary, TWR 15-1, Mattel, Inc., 333 Continental
Boulevard, El Segundo, CA 90245-5012.
If you hold your shares through a broker, you must follow directions received from the broker in order to change your voting instructions or to vote at the 2026 Annual Meeting.

98	Mattel, Inc.

2026 Annual Meeting and Voting Information
Solicitation of Proxies
Mattel will pay the cost of soliciting proxies for the 2026 Annual Meeting. We expect that proxies will be solicited principally by mail.
Officers and regular employees of Mattel may solicit proxies personally or by telephone, email, or special letter, but they will not receive any additional compensation for these efforts.
In addition, Mattel has retained Innisfree M&A Incorporated to assist in connection with the solicitation of proxies from stockholders whose shares are held in nominee name by various brokerage firms. We estimate the cost of this solicitation to be $25,000, plus out-of-pocket costs and expenses. Representatives of Broadridge Financial Solutions, Inc. will tabulate votes and act as Inspector of Election at the 2026 Annual Meeting.
Mattel will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials or the Notice to the beneficial owners of the shares held by them.
Householding
The SEC rules permit us to deliver a single set of Mattel’s proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings to Mattel. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. Each record stockholder that receives paper copies of the proxy materials will receive a separate proxy card or voting instruction form. Also, householding will not in any way affect dividend check mailings.
We agree to deliver promptly, upon written or oral request, a separate copy of Mattel’s proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered, at no cost to you. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at
Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.
Deadline for 2027 Proposals and Nominations
Stockholder Proposals and Director Nominations
If a stockholder wishes to have a proposal included in the Company’s proxy materials for the 2027 annual meeting of stockholders
(“2027 Annual Meeting”), the proposal must be received by our Secretary at the address set forth below no later than 5:00 p.m.
(Los Angeles time) (the “close of business”) on December 8, 2026 and must otherwise comply with Rule 14a-8 under the
Exchange Act.
Director Nominations Pursuant to Proxy Access Provisions
If a stockholder or group of stockholders wishes to nominate one or more director nominees to be included in the Company’s proxy materials for the 2027 Annual Meeting pursuant to the proxy access provisions of our Bylaws, proper written notice of any such nomination must be received by our Secretary at the address set forth below no earlier than the close of business on
November 8, 2026 and not later than the close of business on December 8, 2026, and the nominating stockholder(s) and director nominee(s) must otherwise comply with the requirements specified in our Bylaws. If the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting, such notice must be received no earlier than the close of business on the 150th day prior to such meeting and not later than the close of business on the later of the
120th day prior to such meeting or the 10th day following the public announcement of the meeting date. Any such notice must include the information specified in our Bylaws.

2026 Proxy Statement	99

Proposals to Conduct Business and Director Nominations Pursuant to
Advance Notice Provisions
Under the advance notice provisions of our Bylaws, if a stockholder wishes to present a proposal or nominate a director nominee at the 2027 Annual Meeting that will not be included in our proxy materials pursuant to Rule 14a-8 or the proxy access provisions of our Bylaws, proper written notice of such proposal or nomination must be received by our Secretary at the address set forth below no earlier than the close of business on January 28, 2027 and not later than the close of business on February 27, 2027. If the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting, such notice must be received by our Secretary no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the public announcement of the meeting date. Any such notice must include the information specified in our Bylaws (which includes information required under Rule 14a-19).
All notices of proposals or nominations for the 2027 Annual Meeting must comply with our Bylaws and applicable law and must be addressed to:
Secretary, TWR 15-1
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA 90245-5012
The chair of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to
Rule 14a-8 or a nomination for the 2027 Annual Meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2027 Annual Meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.
Corporate Information

Corporate Headquarters:	333 Continental Boulevard, El Segundo, California 90245-5012
Corporate Website:	https://corporate.mattel.com/
Investor Relations Website:	https://investors.mattel.com/
State of Incorporation:	Delaware
Stock Symbol:	NASDAQ: MAT

100	Mattel, Inc.

Glossary of Non-GAAP Financial Measures and Non-GAAP Reconciliations
Glossary of Non-GAAP Financial
Measures and Non-GAAP Reconciliations
Mattel presents certain non-GAAP financial measures within the meaning of the SEC’s Regulation G in this Proxy Statement.
Mattel uses these measures to analyze its continuing operations and to monitor, assess, and identify meaningful trends in its operating and financial performance, and each is discussed below. Mattel believes that the disclosure of non-GAAP financial measures provides useful supplemental information to stockholders to be able to better evaluate ongoing business performance and certain components of Mattel’s results. These measures are not, and should not be viewed as, substitutes for GAAP financial measures and may not be comparable to similarly titled measures used by other companies. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth below.
Free Cash Flow
Free cash flow represents Mattel’s net cash flows provided by operating activities less capital expenditures. Mattel believes free cash flow is useful supplemental information for investors to gauge Mattel’s liquidity and performance and to compare Mattel’s business performance to other companies in our industry. Free cash flow does not represent cash available to Mattel for discretionary expenditures.
Reconciliation of GAAP and Non-GAAP Financial Measures

(In millions)(1)
Free Cash Flow	2025
Net Cash Flows Provided by Operating Activities	$593.3
Capital Expenditures	(182.0)
Free Cash Flow	$411.3
(1)Amounts may not sum due to rounding.

2026 Proxy Statement	101

Management Incentive Non-GAAP
Financial Measures
Mattel presents certain management incentive non-GAAP financial measures in accordance with the plan terms of the 2025 annual cash incentive plan (“MIP”) or the 2023-2025 LTIP, 2024-2026 LTIP, or 2025-2027 LTIP, as applicable. Each of these management incentive non-GAAP financial measures reflect adjustments for certain items as compared to the comparable GAAP financial measures. Mattel believes it is important for our stockholders to understand how the management incentive non-GAAP financial measures were calculated, which are solely utilized to evaluate management performance and compensation.
These measures are not, and should not be viewed as, substitutes for GAAP financial measures and may not be comparable to similarly titled measures used by Mattel in conjunction with the disclosure of earnings or used by other companies. Refer to the definitions below to understand how each management incentive non-GAAP financial measure relates to the most directly comparable GAAP financial measure.
MIP-Adjusted EBITDA
MIP-Adjusted EBITDA represents Mattel’s EBITDA (net income, excluding interest expense, taxes, depreciation, and amortization), adjusted to exclude equity compensation expense, the impact of regulatory actions impacting global trade and related mitigating actions, severance and restructuring expenses, financial impact related to actions taken under the Optimizing For Profitable Growth cost savings program, certain litigation costs, certain import duties, and foreign exchange, including the impact of any income or expense associated with significant currency devaluations for highly inflationary economies.
MIP-Adjusted EBITDA Less Capital Charge
MIP-Adjusted EBITDA Less Capital Charge represents MIP-Adjusted EBITDA, less a Capital Charge.
Capital charge is the sum of an account receivable charge and an inventory charge. Each charge represents the product of multiplying a capital charge rate by the average of each quarter-end balance, adjusted for the impact of regulatory actions impacting global trade and related mitigating actions, and foreign exchange.
MIP-Adjusted Net Sales
MIP-Adjusted Net Sales represents Mattel’s net sales, adjusted to exclude the impact of regulatory actions impacting global trade and related mitigating actions, and foreign exchange, including the impact of any income or expense associated with significant currency devaluations for highly inflationary economies.
MIP-Adjusted Gross Margin
MIP-Adjusted Gross Margin represents reported gross margin, adjusted to exclude the impact of regulatory actions impacting global trade and related mitigating actions, severance and restructuring expenses, certain import duties, and foreign exchange, including the impact of any income or expense associated with significant currency devaluations for highly inflationary economies.
Adjusted Free Cash Flow
Adjusted Free Cash Flow represents Mattel’s free cash flow, adjusted to exclude the cash impact of regulatory actions impacting global trade and related mitigating actions, severance and restructuring expenses, certain litigation costs, and certain import duties.

102	Mattel, Inc.

Other Matters that May Come Before the 2025 Annual Meeting
Other Matters that May Come Before the
2026 Annual Meeting
As of the date of this Proxy Statement, the Board knows of no business, other than that described in this Proxy Statement, that will be presented for consideration at the 2026 Annual Meeting. If any other business comes before the 2026 Annual Meeting or any adjournment or postponement thereof, proxy holders may vote their respective proxies at their discretion.
By Order of the Board of Directors
Jonathan Anschell
Secretary
El Segundo, California
April 14, 2026

2026 Proxy Statement	A-1

Appendix A
MATTEL, INC.
AMENDED AND RESTATED 2010 EQUITY AND
LONG-TERM COMPENSATION PLAN
1. Purpose. The purpose of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan (the “Plan”) is
to promote the interests of Mattel, Inc., a Delaware corporation (“Mattel”), and its stockholders by enabling the Company to offer an opportunity to employees, Outside Directors, and Consultants to receive grants of equity-based and cash-based incentive awards, so as to better attract, retain, and reward them, to align the individual interests of the employees, Outside Directors and
Consultants to those of Mattel stockholders and to provide such individuals with an incentive for outstanding performance to generate superior returns to Mattel stockholders.
2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below.
(a) “Affiliate” means a corporation or other entity controlled by, controlling or under common control with, Mattel, other than a Subsidiary. For purposes of determining eligibility for grants of Non-Qualified Stock Options and Stock Appreciation
Rights or whether a Participant has experienced a “separation from service” (as such term is defined and used in Code
Section 409A), an Affiliate means a “service recipient” (within the meaning of Code Section 409A); provided that such definition of “service recipient” shall be determined by (a) applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 50 percent”
instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury
Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 50 percent” instead of “at least
80 percent” each place it appears in Treasury Regulations Section 1.414(c)-2, and (b) where the use of the following modified definition is based upon legitimate business criteria, by applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least
20 percent” instead of “at least 80 percent” at each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least
20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c)-2.
(b) “Annual Cash Retainer” has the meaning given in Section 15(b).
(c) “Annual Grant” has the meaning given in Section 14(a).
(d) “Annual Meeting” means an annual meeting of stockholders of Mattel.
(e) “Board” means the Board of Directors of Mattel.
(f) “Business Combination” has the meaning given in Section 18(b)(iii).
(g) “Cause” means (i) “Cause” as defined in the Participant’s Individual Agreement, or (ii) if the Participant does not have an Individual Agreement or if it does not define “Cause,” (A) a Participant’s neglect of significant duties he or she is required to perform or a Participant’s violation of a material Company policy; (B) the commission by a Participant of an act of dishonesty, fraud, misrepresentation or other act of moral turpitude; (C) a Participant’s act or omission in the course of his or her employment which constitutes gross negligence; or (D) willful failure by a Participant to obey a lawful direction of the Board or the Company.
(h) “Change in Control” has the meaning given in Section 18(b), as modified by Section 18(c).
(i) “Code” means the United States Internal Revenue Code of 1986, as amended, the United States Treasury Regulations thereunder and other relevant interpretive guidance issued by the United States Internal Revenue Service or the United
States Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(j) “Committee” means the committee designated by the Board to administer the Plan in accordance with
Section 3(a) below.

A-2	Mattel, Inc.

Appendix
(k) “Common Stock” means the common stock of Mattel, $1.00 par value per share, or any security issued in substitution, exchange, or in lieu thereof.
(l) “Company” means Mattel or any successor corporation, together with its Subsidiaries, as well as any Affiliate that is designated for participation in the Plan pursuant to Section 3(e), collectively or individually as the context requires.
(m) “Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
(n) “Corporate Transaction” has the meaning given in Section 17(a).
(o) “Covered Employee” means any Participant who is or may be a “covered employee” (within the meaning of Code
Section 162(m)(3)) in the tax year in which the Company is expected to claim a compensation deduction with respect to any Grant, as determined by the Committee.
(p) “Disability” a Participant’s Severance will be considered to have occurred because of Disability if: (i) in the case of a
Participant who was (before his or her Severance) an employee of the Company, there has been a determination that the
Participant is permanently disabled and entitled to benefits under the applicable group long-term disability plan of the
Company or, if there is no such applicable plan, under any government plan, program or related laws and regulations applicable to the Participant; and (ii) in the case of a Participant who was (before his or her Severance) an Outside
Director or other non-employee service provider, the Committee determines that the Participant’s membership on the
Board or status as a service provider has terminated as a result of his or her disability. Notwithstanding the foregoing, if a
Severance that meets the foregoing definition of Disability is also a Retirement, it shall be treated for all purposes under the Plan as a Retirement and not a Disability. In addition, with respect to an Incentive Stock Option, Disability means a permanent and total disability as defined in Code Section 22(e)(3) and, with respect to all Grants, to the extent Grants are subject to Code Section 409A, “disability” within the meaning of Code Section 409A. For the avoidance of doubt, a
Severance that occurs by reason of a Participant’s voluntary termination of his or her employment with the Company during his or her Disability shall not be considered to have occurred because of Disability.
(q) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by Mattel, of the stock of a Subsidiary or Affiliate) or a sale of a division of the Company.
(r) “Dividend Equivalent” means a right, granted pursuant to Section 12, to receive payments, in cash or Common Stock, representing the dividends and other distributions with respect to a specified number of hypothetical shares of Common
Stock, as and when such other dividends and other distributions are actually made to holders of Common Stock.
(s) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.
(t) “Fair Market Value” means, unless a different method or value is determined by the Committee or required under applicable law, the closing price of the Common Stock on the Nasdaq Stock Market at the close of normal trading hours for that day, or, if the Nasdaq Stock Market is closed on that day, the last preceding day on which the Nasdaq Stock
Market was open.
(u) “Free-Standing Stock Appreciation Right” means a Stock Appreciation Right not granted in conjunction with an Option.
(v) “Full-Value Grant” means any Grant other than an Option or Stock Appreciation Right.
(w) “Full-Value Share Debiting Rate” has the meaning given in Section 5(b)(i).
(x) “Grant” means an award of an Option, Restricted Stock, Restricted Stock Units, Stock Appreciation Right, Dividend
Equivalents, a Performance Award or unrestricted shares of Common Stock under the Plan. All Grants shall be evidenced by, and subject to the terms of, a written agreement, which agreement may (i) include, in the Company’s discretion, restrictive covenants, where lawful, and (ii) define additional Activities Against the Company’s Interest (within the meaning of Section 19(c)). Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.
(y) “Incentive Stock Option” means an option to purchase Common Stock that is specifically designated as an incentive stock option under Code Section 422 and that qualifies as such.
(z) “Incumbent Board” has the meaning given in Section 18(b)(ii).
(aa) “Individual Agreement” of a Participant means any individual employment or severance agreement between the
Company and the Participant or a Company severance arrangement applicable to the Participant.
(bb) “Involuntary Retirement” means the Severance of a Participant that is classified by the Company in its human resources database as an involuntary separation and that qualifies as a Retirement.

2026 Proxy Statement	A-3

(cc) “Mattel” has the meaning given in Section 1 above.
(dd) “Non-Qualified Stock Option” means an option to purchase Common Stock that is specifically designated as not being an Incentive Stock Option or that is designated as an Incentive Stock Option but fails to qualify as such.
(ee) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(ff) “Outside Director” means a director of Mattel who is not also an employee of the Company.
(gg) “Outstanding Mattel Common Stock” has the meaning given in Section 18(b)(i).
(hh) “Outstanding Mattel Voting Securities” has the meaning given in Section 18(b)(i).
(ii) “Participant” means a person who has received a Grant.
(jj) “Performance Award” means a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, shares of Common Stock or a combination of both, awarded under Section 13.
(kk) “Performance Goals” means performance goals established by the Committee in connection with any Grant. Such goals may be based on one or more of the following business criteria with respect to Mattel, any Subsidiary or Affiliate or any of their respective worldwide operations, regional operations, country specific operations and/or subsidiaries, business units, affiliates, corporations, divisions or employees and/or brands, groups of brands or specific brands: net operating profit after taxes (“NOPAT”); NOPAT less a capital charge; return on capital employed; revenue; earnings per share; earnings per share before or after funding for some or all of the Company’s incentive programs; operating profit;
operating profit less a charge on one or more of the following items: working capital, inventory or receivables; net income;
return on equity; cash flow return on investment; return on invested capital or assets; fair market value of stock; total stockholder return; EBIT; EBITA; EBITDA; OBIT; OBITDA; operating margin, gross margin, cash margin, cash generation;
free cash flow; unit volume; market share; sales; asset quality; return on assets; return on operating assets; cost-saving levels; operating income; marketing-spending efficiency; core non-interest income; change in working capital; sales and sales unit volume; strategic partnerships and transactions and marketing initiatives; or any other measure or metric the
Committee deems appropriate, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of other companies or to market performance indicators or indices.
(ll) “Person” has the meaning given in Section 18(b)(i).
(mm) “Plan” means this Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan, as it may be
amended or amended and restated from time to time.
(nn) “Program” means any program adopted by the Committee pursuant to the Plan containing the terms and conditions intended to govern a specified type of Grant awarded under the Plan and pursuant to which such type of Grant may be awarded under the Plan.
(oo) “Recapture” has the meaning given in Section 19(a).
(pp) “Rescission” has the meaning given in Section 19(a).
(qq) “Restricted Stock” means shares of Common Stock issued pursuant to Section 11 below that are subject to restrictions on ownership.
(rr) “Restricted Stock Units” means a Grant denominated in hypothetical shares of Common Stock granted pursuant to
Section 11 below, to be settled, subject to the terms and conditions of the Restricted Stock Units, either by delivery of shares of Common Stock or by the payment of cash based upon the Fair Market Value of a specified number of shares, or a combination.
(ss) “Retirement” means the Severance of a Participant who is an employee of the Company or an Outside Director, other than as a result of the Participant’s death or termination by the Company for Cause, at a time when the Participant has
(i) attained at least 55 years of age, and (ii) completed at least ten Years of Service (or five Years of Service for any
Grants made under the Plan prior to the date of the annual employee grants made in 2023). Notwithstanding the foregoing, the Committee may establish such other criteria governing the occurrence of a Retirement for purposes of the
Plan, in its sole discretion.
(tt) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and as amended from time to time.
(uu) “Section 16 Officer” means a person or entity that is subject to the provisions of Section 16 of the Exchange Act.
(vv) “Section 409A Grant” has the meaning given in Section 20(d).

A-4	Mattel, Inc.

Appendix
(ww) “Severance” of a Participant means (i) for purposes of Grants made to a Participant as compensation for services as an employee of the Company, that the Participant has ceased to be an employee of the Company for any reason, regardless of whether the Participant serves as an other service provider to the Company thereafter; provided, however, that a Participant who continues to serve as an Outside Director immediately after such Participant has ceased to be an employee of the Company shall not be considered to have had a Severance with the Company by reason of such
Participant ceasing to be an employee of the Company; (ii) for purposes of Grants made to a Participant as compensation for services as an Outside Director, that the Participant has ceased to be an Outside Director for any reason, and is neither employed by, nor providing services to, the Company in any other capacity; and (iii) for purposes of Grants made to a Participant as compensation for services in any capacity other than as an employee of the Company or an Outside
Director, that the Participant has ceased (in the sole and absolute judgment and discretion of the Company) to provide such services, and is neither employed by the Company nor serving as an Outside Director. Severance shall be considered to occur at the close of business on the day on which the applicable relationship to the Company ends, whether or not that day is also the Participant’s last day worked (regardless of whether or not his or her Severance is later found to be invalid or in breach of applicable laws, rules and regulations governing the Participant’s employment or the performance of services or any applicable agreement governing the Participant’s employment or the performance of services) and shall not be extended by any notice period; provided, that the Company may in its sole discretion establish in writing a different date on which a particular Participant’s Severance shall be considered to occur. If a Participant is employed by or providing services to a Subsidiary or Affiliate that ceases to be a Subsidiary or Affiliate for any reason
(including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of a
Subsidiary), the relationship of the Participant to the Company as an employee or service-provider, as applicable, shall be considered to have ended as a result of that cessation unless that relationship is transferred to Mattel or one of its continuing Subsidiaries or Affiliates in connection therewith. Notwithstanding the foregoing, with respect to any Grant subject to Code Section 409A (and not exempt therefrom), “Severance” of a Participant means a Participant’s “separation from service” (as such term is defined and used in Code Section 409A).
(xx) “Share Change” has the meaning given in Section 17(a).
(yy) “Stock Appreciation Right” means a right granted pursuant to Section 8 below to receive a payment in cash, shares of
Common Stock or any combination thereof with respect to a specified number of shares of Common Stock equal to the excess of the Fair Market Value of the Common Stock on the date the right is exercised over the exercise price of the
Stock Appreciation Right.
(zz) “Subsidiary” means any corporation (other than Mattel) in an unbroken chain of corporations beginning with Mattel if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Code Section 424(f).
(aaa) “Substitute Grant” has the meaning given in Section 5(a). Such Substitute Grants shall be on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option requirements of Code
Section 422 and the nonqualified deferred compensation requirements of Code Section 409A, where applicable.
(bbb) “Tandem Stock Appreciation Right” means a Stock Appreciation Right granted in conjunction with an Option.
(ccc) “Ten Percent Stockholder” means any person who owns (after taking into account the constructive ownership rules of Code Section 424(d)) more than ten percent of the capital stock of Mattel or of any of its Subsidiaries or “parent corporation” (as defined in Code Section 424(e)).
(ddd) “Term” means the period of time from the date of grant of an Option or Stock Appreciation Right through the latest date on which it may be exercised, as determined by the Committee.
(eee) “Termination” has the meaning given in Section 19(a).
(fff) “2005 Plan” means the Mattel, Inc. 2005 Equity Compensation Plan, as amended.
(ggg) “2010 Annual Meeting” means the Annual Meeting that occurs in 2010.
(hhh) “Years of Service” of a Participants shall mean the aggregate period of time, expressed as a number of whole years and fractions thereof, during which the Participant served without interruption as an employee of the Company and/or an
Outside Director; provided, that a period of such service before an interruption shall be included in determining Years of
Service to the extent such service is recognized under the Company’s applicable general policy with respect to service recognition.

2026 Proxy Statement	A-5

3. Administration.
(a) The Plan shall be administered by the Compensation Committee of the Board, or such other committee of Board members as the Board may designate from time to time (the “Committee”); provided, that the Committee shall at all times have at least three members; that the members of the Committee shall all qualify as “non-employee directors” for purposes of Rule 16b-3, and shall meet the independence requirements of the listing standards of the Nasdaq Stock
Market; and that the Committee may include all members of the Board, if they all meet the foregoing requirements, provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this
Section 3(a) or otherwise provided in any charter of the Committee.
(b) The Committee may conduct its meetings in person or by telephone. Except to the extent provided in the charter of the
Committee, one-third of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by a majority of the members present at any meeting or by all of the members in writing without a meeting.
(c) The Committee is authorized to construe and interpret the Plan, the rules and regulations under the Plan, and all
Grants under the Plan; and to adopt, amend and rescind rules and procedures relating to the administration of the Plan as, in its opinion, may be advisable in the administration of the Plan; and, except as provided herein, to make all other determinations deemed necessary or advisable under the Plan, including, except to the extent prohibited in Section 18(a)
of the Plan, the ability to provide for the acceleration of Grants under the Plan. All actions of the Committee in connection with the construction, interpretation and administration of the Plan and the Grants shall be final, conclusive, and binding upon all parties.
(d) The Committee may, except to the extent prohibited by its charter, applicable laws or regulations or the listing standards of the Nasdaq Stock Market, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other person or persons selected by it, including without limitation to the Chief Executive Officer of
Mattel. Any such delegation may be limited or indefinite in duration, as the Committee shall determine, but shall be subject to revocation by the Committee, at any time. Notwithstanding the foregoing, the Committee shall not make any delegation of its authority with regard to the granting of Grants to Section 16 Officers, except to the extent permitted by Rule 16b-3.
(e) The Committee may, but need not, designate any Affiliate to participate in the Plan.
(f) The Committee, in its sole discretion, shall have the power and authority to adopt one or more Programs under the
Plan from time to time containing such terms and conditions as the Committee may determine or deem appropriate in its discretion.
4. Duration of Plan.
(a) The 2010 Equity and Long-Term Compensation Plan was originally effective as of the date of the 2010 Annual Meeting
(the “Effective Date”); this Amended and Restated 2010 Equity and Long-Term Compensation Plan shall be effective upon approval by stockholders at the annual meeting of stockholders held in 2026.
(b) Unless terminated earlier pursuant to Section 22, the Plan shall terminate on March 19, 2036, except with respect to
Grants then outstanding.
5. Shares Available; Vesting Limitations.
(a) Aggregate Limit. The maximum number of shares of Common Stock which may be issued pursuant to Grants under the Plan shall be equal to the sum of (x) 132,355,000 shares of Common Stock and (y) the number of shares of Common
Stock which as of the Effective Date remained available for issuance under the 2005 Plan (the “Overall Share Limit”). The number of shares authorized for grant as Incentive Stock Options shall be no more than the Overall Share Limit. The foregoing shall be subject to adjustment as provided below in this Section 5 and in Section 17. Notwithstanding the foregoing, if a Grant (a “Substitute Grant”) is made pursuant to the conversion, replacement or adjustment of outstanding equity awards in connection with any acquisition, merger or other business combination or similar transaction involving the
Company, the Overall Share Limit shall not be reduced as a result, to the extent the Substitute Grant is permitted without stockholder approval by the listing standards of the Nasdaq Stock Market.
(b) General Share-Counting Rules.
(i) A Full-Value Grant shall reduce the number of shares available under the Plan by the Full-Value Share Debiting Rate multiplied by the number of shares that are subject to the Grant, and an Option or Stock Appreciation Right shall reduce the number of shares available under the Plan by one share for each share that is subject to the Grant (for the avoidance of doubt, in the event that a Stock Appreciation Right may be settled in shares, the number of shares deemed subject to the Grant for purposes of this sentence shall be the number of shares with respect to which such Stock Appreciation Right may be exercised and not the number of shares that may be distributed in settlement of such exercise). The “Full-Value
Share Debiting Rate” means:

A-6	Mattel, Inc.

Appendix
(A) with respect to Full-Value Grants granted prior to March 1, 2019, three (3.0);
(B) with respect to Full- Value Grants granted on or after March 1, 2019 but on or prior to March 1, 2020, two and seven-tenths (2.7);
(C) with respect to Full-Value Grants granted after March 1, 2020 but on or prior to March 1, 2021, two and thirty-five-hundredths (2.35);
(D) with respect to Full-Value Grants granted after March 1, 2021 but on or prior to March 1, 2022, one and nine-tenths (1.9); and
(E) with respect to Full-Value Grants granted after March 1, 2022, one and five-tenths (1.5).
(ii) Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall be counted against the number of shares available under the Plan and shall not be added back to the shares authorized for grant under this Section 5: (A) shares tendered by the Participant in payment of the grant or exercise price of an Option or other
Grant, (B) shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to a Grant and (C) shares purchased on the open market with the cash proceeds from the exercise of Options.
To the extent that the Company grants Restricted Stock, any shares subject to the Restricted Stock repurchased by the
Company under Section 11(c)(iii) at the same price paid by the Participant so that such shares are returned to the
Company shall again be available for Grants.
(c) Addbacks Relating to Options and Stock Appreciation Rights. If any Option (with or without a Tandem Stock
Appreciation Right) or Free-Standing Stock Appreciation Right is forfeited or otherwise terminates or expires without having been exercised, or is settled for cash, the shares subject to that Grant shall again be available for Grants under the
Plan. Notwithstanding the provisions of this Section 5, no shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Code Section 422.
(d) Addbacks Relating to Full-Value Grants. To the extent that a Full-Value Grant is forfeited or otherwise terminates or expires without shares having been issued, or is settled for cash, the number of shares available under the Plan shall be increased by the Full-Value Share Debiting Rate actually used for such Full-Value Grant to reduce the number of shares available under the Plan, multiplied by the number of shares subject to such Full-Value Grant that is forfeited, not issued or is settled in cash.
(e) Individual Limit. Notwithstanding any provision in the Plan to the contrary, subject to adjustment as provided below in
Section 17, the maximum number of shares as to which Grants (i.e., Options, Restricted Stock, Restricted Stock Units,
Stock Appreciation Rights, Dividend Equivalents, Performance Awards or unrestricted shares of Common Stock) may be made to a single Participant in a single calendar year is five million, and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more cash-based Grants payable is $20,000,000.
Notwithstanding any provision in the Plan to the contrary, the sum of the aggregate grant date fair value of equity-based
Grants and the amount of any cash-based Grants or other cash fees that may be granted or paid to a single Outside
Director as compensation for services as an Outside Director in a single calendar year shall not exceed $750,000.
(f) Stock Distributed. Any Common Stock distributed pursuant to a Grant may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
(g) Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 17 and 18 of the Plan, Grants (excluding for this purpose any Substitute Grants or shares delivered in lieu of fully vested cash-denominated Grants) made under the Plan on or after May 17, 2018 shall vest no earlier than the first anniversary of such Grant’s date of grant; provided, however, that, notwithstanding the foregoing, Grants that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available pursuant to this Section 5 (as such number of shares of
Common Stock may be increased from time to time in accordance with the Plan) may be granted to any one or more
Participants without respect to such minimum vesting provisions. For purposes of Grants to non-employee directors, a vesting period will be deemed to be one year if it runs from the date of one Annual Meeting to the next Annual Meeting;
provided the next Annual Meeting is at least 50 weeks after the immediately preceding year’s Annual Meeting.
Notwithstanding the foregoing, nothing in this Section 5(g) shall preclude or limit any Grant or other arrangement (or any action by the Committee) from providing for accelerated vesting of such Grant in connection with or following a
Participant’s death, Disability or Severance.
6. Eligibility. Persons eligible to receive Grants under the Plan shall consist of employees of the Company, Outside Directors, and
Consultants. However, Incentive Stock Options may only be granted to individuals who are employees of Mattel or a Subsidiary, and Grants to Outside Directors for service as such shall be made only pursuant to Sections 14 and 15 below.

2026 Proxy Statement	A-7

7. Options.
(a) Grants of Options under the Plan shall be made on such terms and in such form as the Committee may approve, which shall not be inconsistent with the provisions of the Plan, but which need not be identical from Option to Option.
(b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option. Except in the case of Substitute Grants, the per-share exercise price of a Non-Qualified Stock Option shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant, and the per-share exercise price of an Incentive
Stock Option, shall be no less than:
(i) 110% of the Fair Market Value of a share of Common Stock on the date of grant in the case of a Ten Percent
Stockholder; or
(ii) 100% of the Fair Market Value of a share of Common Stock on the date of grant in the case of any employee who is not a Ten Percent Stockholder.
(c) Except in the case of Substitute Grants, the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a
Participant during any calendar year shall not exceed $100,000 or such other limit as may be required by
Code Section 422.
(d) The timing and conditions for vesting and/or exercisability of Options shall be determined by the Committee, and may include continued services to the Company for a specified period and/or the achievement of one or more Performance
Goals, or such other events or requirements as the Committee may determine.
8. Stock Appreciation Rights.
(a) Stock Appreciation Rights may be granted as Tandem Stock Appreciation Rights in conjunction with all or part of an
Option granted under the Plan, or as Free-Standing Stock Appreciation Rights. Tandem Stock Appreciation Rights
associated with Non-Qualified Stock Options may be granted either at the time the Non-Qualified Stock Option is granted or thereafter. Tandem Stock Appreciation Rights associated with Incentive Stock Options may be granted only at the time the Incentive Stock Option is granted.
(b) A Tandem Stock Appreciation Right shall have the same exercise price as, and shall vest, be exercisable and terminate, at the same time as the associated Option. The exercise of a Tandem Stock Appreciation Right in whole or in part shall result in the termination of the associated Option to the same extent, and vice versa.
(c) Except in the case of Substitute Grants, the per-share exercise price of a Free-Standing Stock Appreciation Right shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. The timing and conditions for vesting and/or exercisability of a Free-Standing Stock Appreciation Right shall be determined by the
Committee, and may be conditioned upon continued services to the Company and/or the achievement of one or more
Performance Goals, or such other events or requirements as the Committee may determine.
9. Exercise of Options and SARs.
(a) Options and Stock Appreciation Rights shall be exercised by following such procedures as may be established by
Mattel from time to time, including through any automated system that Mattel may establish for itself or using the services of a third party, such as a system using an internet website or interactive voice response. Such procedures may be different for different Participants, different groups of Participants, and/or different Grants.
(b) In order to exercise an Option, the holder thereof must make full payment of the exercise price in accordance with such methods as the Committee may approve from time to time. As of the Effective Date, the following methods by which payment may be made are:
(i) cash; and
(ii) by the delivery to Mattel or its designated agent of a written or electronic notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to shares of Common Stock then issuable upon exercise of an Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale.
(c) The Committee may establish such procedures as it deems appropriate for the exercise of Options and Stock
Appreciation Rights (i) by the guardian or legal representative of a Participant who is incapacitated (regardless of whether such incapacity constitutes Disability), and (ii) by a transferee thereof as contemplated by Section 16.

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10. Termination of Options and Stock Appreciation Rights; Effect of Severance.
(a) Each Option and Stock Appreciation Right shall terminate not later than the end of its Term. Unless a shorter term is specifically provided for by the Committee, the Term of an Option or Stock Appreciation Right shall end on the tenth anniversary of the date of grant or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, on the fifth anniversary of the date of grant.
(b) Except to the extent the Committee specifically establishes otherwise for an Option or Stock Appreciation Right, subject to Section 19 (including Section 19A) below, and except as otherwise required by an Individual Agreement, the consequences of the Severance of a Participant shall be as follows:
(i) in the case of the Participant’s Severance for Cause, all of the Participant’s then-outstanding Options and
Stock Appreciation Rights (whether vested or unvested) shall terminate immediately;
(ii) in the case of the Participant’s Severance as a result of his or her Retirement, death or Disability (A) all of the
Participant’s then-outstanding Options and Stock Appreciation Rights that were granted at least six months before the date of Severance shall become fully vested and exercisable immediately, and shall remain exercisable until the earlier of (I) the fifth anniversary of the date of Severance and (II) the end of the applicable
Term, (B) all of the Participant’s other then-outstanding vested Options and Stock Appreciation Rights shall remain exercisable until the earlier of (I) the 90th day after the date of the Severance and (II) the end of the applicable Term, and (C) all of the Participant’s other then-outstanding unvested Options and Stock Appreciation
Rights shall terminate immediately; and
(iii) in the case of the Participant’s Severance for any other reason, (A) all of the Participant’s then-outstanding vested Options and Stock Appreciation Rights shall remain exercisable until the earlier of (I) the 90th day after the date of the Severance and (II) the end of the applicable Term, and (B) all of the Participant’s then-outstanding unvested Options and Stock Appreciation Rights shall terminate immediately.
(c) Notwithstanding the foregoing, except to the extent the Committee specifically establishes otherwise for an Option or
Stock Appreciation Right and except as otherwise required by an Individual Agreement, the 90-day periods referred to in clauses (ii) and (iii) of Section 10(b) above shall be extended to a two-year period if the Severance occurs during the
24-month period following a Change in Control.
11. Restricted Stock and Restricted Stock Units.
(a) In General. The Committee may issue Grants of Restricted Stock and Restricted Stock Units upon such terms and conditions as it may deem appropriate, which terms need not be identical for all such Grants. The timing and conditions for vesting of such Grants shall be determined by the Committee, and may include continued services to the Company for a specified period and/or the achievement of one or more Performance Goals, or such other events or requirements as the Committee may determine.
(b) Restricted Stock in General. Restricted Stock may be sold to Participants, or it may be issued to Participants without the receipt of any consideration, to the extent permitted by applicable laws and regulations. If the Participant is required to give any consideration, the payment shall be in the form of cash or such other form of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant.
A Participant may not assign or alienate his or her interest in the shares of Restricted Stock prior to vesting. Otherwise, the Participant shall have all of the rights of a stockholder of Mattel with respect to the Restricted Stock, including the right to vote the shares and to receive any dividends (subject to Section 12(a) of the Plan).
(c) Consequences of Severance for Restricted Stock. Except to the extent the Committee specifically establishes otherwise for a Grant of Restricted Stock, subject to Section 19 (including Section 19A) below, and except as otherwise required by an Individual Agreement, the consequences of the Severance of a Participant shall be as follows:
(i) in the case of the Participant’s Severance as a result of his or her death or Disability, all of the Participant’s then-outstanding unvested Restricted Stock that was granted at least six months before the date of Severance shall be immediately vested and all of the Participant’s other then-outstanding unvested Restricted Stock shall be immediately forfeited; and
(ii) in all other cases, all of the Participant’s then-outstanding unvested Restricted Stock shall be immediately forfeited.
(iii) to the extent a price was paid by the Participant for the Restricted Stock, upon the Participant’s Severance during the restriction period of the Restricted Stock, the Company shall have the right to repurchase from the
Participant any unvested Restricted Stock then subject to restrictions at a cash price equal to the price per share paid by the Participant for such Restricted Stock, or such other amount as may be specified in the applicable
Program or Restricted Stock agreement.

2026 Proxy Statement	A-9

(d) Restricted Stock Units. A Participant may not assign or alienate his or her interest in Restricted Stock Units, and shall not have any of the rights of a stockholder of Mattel with respect to the Restricted Stock Units unless and until shares of
Common Stock are actually delivered to the Participant in settlement thereof. Except to the extent the Committee establishes otherwise for a Grant of Restricted Stock Units, each Restricted Stock Unit shall be settled no later than the fifteenth day of the third month after the end of the calendar year in which such Restricted Stock Unit ceases to be subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. To the extent that settlement of a Restricted
Stock Unit is at a later date, the terms and conditions of the Restricted Stock Unit shall be established and interpreted in accordance with Section 20 below.
(e) Consequences of Severance for Restricted Stock Units. Except to the extent the Committee specifically establishes otherwise for a Grant of Restricted Stock Units, subject to Section 19 (including Section 19A) below, and except as otherwise required by an Individual Agreement, the consequences of the Severance of a Participant shall be as follows:
(i) in the case of the Participant’s Severance for Cause, all of the Participant’s then-outstanding unvested
Restricted Stock Units shall be immediately forfeited;
(ii) in the case of the Participant’s Severance as a result of his or her Involuntary Retirement, death or Disability, all of the Participant’s then-outstanding unvested Restricted Stock Units that were granted at least six months before the date of Severance shall be immediately vested and settled in cash or Common Stock, as provided in the terms thereof; and
(iii) in all other cases, all of the Participant’s then-outstanding unvested Restricted Stock Units shall be immediately forfeited.
12. Dividends and Dividend Equivalents.
(a) Notwithstanding anything herein to the contrary, the Committee may make any and all dividends and distributions with respect to Grants under the Plan (including, but not limited to, Grants of Restricted Stock) subject to vesting conditions, which may be the same as or different from the vesting conditions applicable to the underlying Grant; provided, that, notwithstanding anything herein to the contrary, any dividends payable with respect to any Grant or any portion of a Grant may only be paid to the Participant to the extent that the vesting conditions applicable to such Grant or portion thereof are subsequently satisfied and the Grant or portion thereof to which such dividend relates vests, and any dividends with respect to any Grant or any portion thereof that does not become vested shall be forfeited.
(b) The Committee may include Dividend Equivalents on shares of Common Stock that are subject to Grants, and may make separate Grants of Dividend Equivalents with respect to a specified number of hypothetical shares. The Committee shall specify in the Grant such terms as it deems appropriate regarding the Dividend Equivalents, including when and under what conditions the Dividend Equivalents shall be paid, whether any interest accrues on any unpaid Dividend
Equivalents, and whether they shall be paid in cash or in shares of Common Stock or a combination thereof; provided, that, notwithstanding anything herein to the contrary, Dividend Equivalents with respect to Grants (or any portion thereof)
that are not vested at the time that the underlying dividend is paid may only be paid to the Participant to the extent that the applicable vesting conditions are subsequently satisfied and the Grant (or portion thereof) vests, and any Dividend
Equivalents with respect to any portion of a Grant that does not become vested shall be forfeited. Unless the Committee otherwise specifies in the Grant, Dividend Equivalents shall be paid to the Participant no later than the later of the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are credited or the fifteenth day of the third month following the end of the calendar year in which the related Grant vests. Any Dividend Equivalents shall be treated separately from the right to other amounts under the Grant for purposes of the designation of time and form of payment required by Code Section 409A.
(c) Notwithstanding anything in the foregoing to the contrary, neither dividends nor Dividend Equivalents shall be granted, paid or payable in respect of outstanding Options or Stock Appreciation Rights.
13. Performance Awards.
(a) The Committee is authorized to grant Performance Awards. The value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Performance Awards may be paid in cash, shares of Common Stock, or a combination of both, as determined by the Committee.
(b) Without limiting Section 13(a), the Committee may grant Performance Awards in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

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Appendix
(c) With respect to Performance Awards in the form of a cash bonus payable upon the attainment of objective
Performance Goals, the Committee shall have the right to alter the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the performance period, in determining the amount earned pursuant to such Performance Award.
14. Outside Directors. Grants may be made to Outside Directors only in accordance with this Section 14 and Section 15(b). The terms and conditions of Grants to Outside Directors shall be the same as those provided for elsewhere in the Plan, except as specifically provided otherwise in this Section 14.
(a) Effective on the date of each Annual Meeting, each Outside Director shall receive a Grant (the “Annual Grant”) of
(i) Non-Qualified Stock Options and/or (ii) Restricted Stock, and/or (iii) Restricted Stock Units as determined by the
Committee or the Board pursuant to the written Summary of Compensation of the Non-Employee Members of the Board
of Directors, or any successor summary or policy.
(b) Each Option granted to an Outside Director pursuant to this Section 14 shall have a per-share exercise price equal to the Fair Market Value of a share of Common Stock on the date of grant. The applicable Outside Director’s Option agreement shall govern the treatment of Annual Grants of Options upon an Outside Director’s Severance.
(c) The applicable Outside Director’s Restricted Stock agreement and Restricted Stock Unit agreement shall govern the treatment of Annual Grants of Restricted Stock and Restricted Stock Units, respectively, upon an Outside
Director’s Severance.
(d) As of the Effective Date, (i) Grants made to Outside Directors pursuant to this Section 14 shall be in lieu of all future
Grants to Outside Directors under Section 13 of the 2005 Plan, and (ii) the provisions of this Section 14 shall replace and supersede the relevant provisions of Section 13 of the 2005 Plan.
15. Bonus Grants and Grants in Lieu of Compensation.
(a) The Committee is authorized to grant shares of Common Stock as a bonus, or to make Grants in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements.
Such grants shall be upon such terms and conditions as the Committee may deem appropriate.
(b) Each Outside Director shall be eligible to be granted shares of Common Stock in lieu of all or a portion of his or her annual cash retainer fee for service on the Board (“Annual Cash Retainer”), subject to the following terms and conditions.
(i) An Outside Director who has timely elected in advance, in accordance with the policies and procedures adopted by Mattel from time to time, to receive shares of Common Stock in lieu of all or a portion of such Outside
Director’s Annual Cash Retainer with regard to a given year shall be granted shares of Common Stock on the date the Annual Cash Retainer would have otherwise been paid by Mattel to the Outside Director. Such an election by the Outside Director shall be irrevocable with respect to the Annual Cash Retainer for such year.
(ii) The number of shares of Common Stock granted pursuant to this Section 15(b) shall be the number of whole shares of Common Stock equal to the amount of the Outside Director’s Annual Cash Retainer which the Outside
Director has elected pursuant to clause (i) above to be payable in shares of Common Stock, divided by the Fair
Market Value per share on the date of grant.
16. Non-transferability of Grants.
(a) No Option or Free-Standing Stock Appreciation Right shall be transferable by a Participant other than (i) upon the death of the Participant, or (ii) in the case of a Non-Qualified Stock Option or Free-Standing Stock Appreciation Right, as
otherwise expressly permitted by the Committee; provided, however, that in no event may an Option or Free-Standing
Stock Appreciation Right be transferable for consideration absent stockholder approval. A Tandem Stock Appreciation
Right shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock
Appreciation Right shall be exercisable, subject to the terms of the Plan, only by the applicable Participant, the guardian or legal representative of such Participant as provided in Section 9(c), or any person to whom such Option or Stock
Appreciation Right is permissibly transferred pursuant to this Section 16(a), it being understood that the term “Participant”
includes such guardian, legal representative and other transferee; provided, that references to employment or other provision of services to the Company (such as the terms “Disability,” “Retirement” and “Severance”) shall continue to refer to the employment of, or provision of services by, the original Participant.
(b) No other Grant shall be transferable except as specifically provided in the Grant; provided, however, that in no event may a Grant be transferable for consideration absent stockholder approval.
(c) The Company may establish such procedures for making beneficiary designations or such other rules and procedures as may be appropriate under applicable laws and regulations for the treatment of Grants upon the death of a Participant.

2026 Proxy Statement	A-11

17. Adjustments.
(a) In the event of (i) a stock dividend, declaration of an extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of Mattel (each, a “Share Change”), or
(ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting Mattel or any of its Subsidiaries or Affiliates (each, a “Corporate
Transaction”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares of Common Stock or other securities reserved for Grants under the Plan, (B) the limitations set forth in Sections 5(a) and 5(e), (C) the number and kind of shares or other securities subject to outstanding Grants, (D) the exercise price of outstanding Options and Stock Appreciation Rights.
(b) In the case of Corporate Transactions, the adjustments pursuant to Section 17(a) may include, without limitation,
(1) the cancellation of outstanding Grants in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Grants, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of Mattel and securities of entities other than Mattel)
for the shares subject to outstanding Grants; and (3) in connection with any Disaffiliation, arranging for the assumption of
Grants, or replacement of Grants with new awards based on other property or other securities (including, without limitation, other securities of Mattel and securities of entities other than Mattel), by the affected Subsidiary or Affiliate by the entity that controls the affected Subsidiary, Affiliate or division following such Disaffiliation (as well as any corresponding adjustments to Grants that remain based upon Company securities).
(c) Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 17(a) to Grants that are considered
“deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of
Code Section 409A; (ii) any adjustments made pursuant to Section 17(a) to Grants that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the
Grants either (A) continue not to be subject to Code Section 409A or (B) comply with the requirements of Code Section
409A; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 17(a) to the extent the existence of such authority would cause a Grant that is not intended to be subject to Code Section 409A at the time of Grant to be subject thereto.
18. Effect of Change in Control.
(a) In the event of a Change in Control, (i) with respect to Grants that are not Performance Vesting Awards (as defined below), unless a Qualifying Replacement Award is provided to the applicable Participant to replace the applicable Grant, any such Grant that is an Option or Stock Appreciation Right then outstanding shall vest and be fully exercisable as of the date of the Change in Control, any such Grant of Restricted Stock or Restricted Stock Units then outstanding shall be fully vested as of the date of the Change in Control, and any such Grant of Restricted Stock Units then outstanding shall
(subject to Section 18(c)) be settled immediately (in cash or Common Stock, determined in the manner provided for in the terms thereof, but subject to Section 17); (ii) with respect to Grants that are not Performance Vesting Awards (other than
Performance Vesting Awards that are replaced by Qualifying Replacement Awards and cease to be subject to performance-based vesting conditions), if a Qualifying Replacement Award is provided to the applicable Participant to replace such Grant, then, in the event that the Participant incurs a Severance by the Company without Cause within the
24-month period immediately following the Change in Control, then, any such Qualifying Replacement Award that relates to (x) Options or Stock Appreciation Rights outstanding as of immediately prior to the Participant’s Severance shall become fully vested and exercisable as of the date of such Severance and remain exercisable until the earlier of (A) the second anniversary of the Severance and (B) the end of the applicable Term, and (y) Restricted Stock or Restricted Stock
Units outstanding as of immediately prior to the Participant’s Severance shall be fully vested as of the date of such
Severance, and any such Qualifying Replacement Award that relates to Restricted Stock Units shall (subject to Section
18(c)) be settled immediately upon such Severance (in cash or Common Stock, determined in the manner provided for in the terms thereof, but subject to Section 17); and (iii) unless a Qualifying Replacement Award is provided to the applicable
Participant to replace the applicable Grant, any Performance Vesting Award granted on or after May 17, 2018 shall, immediately prior to, and subject to the consummation of, such Change in Control, vest and (subject to Section 18(c)) be settled immediately (in cash or Common Stock, determined in the manner provided for in the terms thereof, but subject to
Section 17) based on the greater of (x) actual performance through the date of the Change in Control or (y) prorated target performance, with the number of shares based on a fraction, the numerator which is the number of days elapsed in the applicable performance period through the date of the Change in Control, and the denominator of which is the total number of days in the applicable performance period; in each case, subject to the terms of any Grant, Individual
Agreement, Program or Section 18(c). Notwithstanding the foregoing, except to the extent that a Qualifying Replacement
Award is not provided to the applicable Participant to replace the applicable Grant as set forth in this Section 18(a),

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(1) in no event shall any Grant granted on or after May 17, 2018 provide for accelerated vesting or exercisability (as applicable) solely upon the occurrence of a Change in Control, and (2) in no event shall either the Board or the Committee accelerate the vesting or exercisability (as applicable) of any Grant, in whole or in part, solely upon the occurrence of a Change in Control. For purposes of the Plan, “Performance Vesting Award” means a Grant that is subject to performance-based vesting.
(b) “Change in Control” means:
(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the
Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the
Exchange Act) of 35% or more of either (A) the then-outstanding shares of Common Stock (the “Outstanding
Mattel Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of Mattel entitled to vote generally in the election of directors (the “Outstanding Mattel Voting Securities”); provided, that for purposes of this subsection (i), the following shall not constitute a Change in Control: (1) any acquisition directly from Mattel, (2) any acquisition by Mattel or any corporation controlled by Mattel, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Mattel or any corporation controlled by
Mattel, (4) any acquisition by a Person of 35% or more of either the Outstanding Mattel Common Stock or the
Outstanding Mattel Voting Securities as a result of an acquisition of Common Stock by Mattel which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares beneficially owned by such Person to 35% or more of either the Outstanding Mattel Common Stock or the Outstanding
Mattel Voting Securities; provided, that if a Person shall become the beneficial owner of 35% or more of either the Outstanding Mattel Common Stock or the Outstanding Mattel Voting Securities by reason of a share acquisition by Mattel as described above and shall, after such share acquisition by Mattel, become the beneficial owner of any additional shares of Common Stock, then such acquisition shall constitute a Change in Control or
(E) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
(iii) of this Section 18(b); or
(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Mattel’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii) Consummation by Mattel of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Mattel or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Mattel Common Stock and Outstanding
Mattel Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Mattel or all or substantially all of Mattel’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business
Combination of the Outstanding Mattel Common Stock and Outstanding Mattel Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of Mattel or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent
Board at the time of execution of the initial agreement, or of the action of the Board, providing for such
Business Combination; or
(iv) Approval by the stockholders of Mattel of a complete liquidation or dissolution of Mattel.

2026 Proxy Statement	A-13

(c) Notwithstanding the foregoing, with respect to any Grant that provides for the deferral of compensation and is subject to Code Section 409A, (i) if a Change in Control constitutes a payment event with respect to such Grant, the transaction or event described in Section 18(b) with respect to such Grant must, for purposes of such payment event, also constitute a
“change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A, and
(ii) the settlement provisions of this Section 18 shall not apply to such Grant and the settlement of such Grant shall be governed by the applicable Grant agreement, it being understood that this Section 18(c) shall not limit application of the vesting provisions of this Section 18 to any such Grant.
(d) “Qualifying Replacement Award” means an award that (i) is of the same type as the Grant it is replacing (the
“Replaced Award”), (ii) has a value that is no less than the value of such Replaced Award as of the date of the applicable
Change in Control, (iii) if such Replaced Award was an equity-based award, relates to publicly traded equity securities of the Company or of the ultimate parent entity, as applicable, following such Change in Control, (iv) contains terms relating to vesting (including with respect to a Severance) that are no less favorable to the applicable Participant than those of such Replaced Award, and (v) has other terms and conditions that are no less favorable to the applicable Participant than the terms and conditions of such Replaced Award as of the date of such Change in Control. Without limiting the generality of the foregoing, a Qualifying Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this paragraph are satisfied shall be made by the Committee, as constituted immediately before the applicable Change in Control, in its sole discretion.
19. Termination, Rescission and Recapture.
(a) Each Grant under the Plan is intended to align the Participant’s long-term interests with the long-term interests of the
Company. If a Participant engages in certain activities discussed below, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Grant or as otherwise required by an Individual Agreement or Program, Mattel may terminate any outstanding, unexercised, unexpired, unpaid, or deferred
Grant (“Termination”), rescind any exercise, payment or delivery pursuant to the Grant (“Rescission”) or recapture any cash or any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Common Stock acquired pursuant to the Grant (“Recapture”), as more fully described below.
(b) Each Participant shall comply with any agreement or undertaking regarding inventions, intellectual property rights, and/or proprietary or confidential information or material that the Participant signed or otherwise agreed to in favor of the Company.
(c) A Participant will be acting contrary to the long-term interests of the Company if, during the restricted period set forth below, a Participant engages in any of the following activities in, or directed into, any State, possession or territory of the
United States of America or any country in which the Company operates, sells products or does business:
(i) while employed by the Company, the Participant renders services to or otherwise directly or indirectly engages in or assists, any organization or business that is or is working to become competitive with the Company;
(ii) while employed by the Company or at any time thereafter, the Participant (A) uses any confidential information or trade secrets of the Company to render services to or otherwise engage in or assist any organization or business that is or is working to become competitive with the Company or (B) solicits away or attempts to solicit away any customer or supplier of the Company if in doing so, the Participant uses or discloses any of the Company’s confidential information or trade secrets;
(iii) while employed by the Company, the Participant solicits or attempts to solicit any non-administrative employee of the Company to terminate employment with the Company or to perform services for any organization or business that is or is working to become competitive with the Company; or
(iv) during a period of one year following the Participant’s termination of employment with the Company, the
Participant solicits or attempts to solicit any non-administrative employee of the Company to terminate employment with the Company or to perform services for any organization or business that is or is working to become competitive with the Company.
The activities described in this Section 19(c) are collectively referred to as ‘Activities Against the Company’s Interest.’ Additional
‘Activities Against the Company’s Interest’ may be defined in a Participant’s Grant, Individual Agreement, or Program.
(d) If Mattel determines, in its sole and absolute discretion, that: (i) a Participant has violated any of the requirements set forth in Section 19(b) above or (ii) a Participant has engaged in any Activities Against the Company’s Interest (the date on which such violation or activity first occurred being referred to as the ‘Trigger Date’), then Mattel may, in its sole and absolute discretion, impose a Termination, Rescission and/or Recapture of any or all of the Participant’s Grants or the
proceeds received by the Participant therefrom, provided that such Termination, Rescission and/or Recapture shall not apply to a Full-Value Grant to the extent that both of the following occurred earlier than six months prior to the
Trigger Date: (A) such Full-Value Grant vested and (B) Common Stock was delivered and/or cash was paid pursuant to

A-14	Mattel, Inc.

Appendix
such Full-Value Grant; and provided, further, that such Termination, Rescission and/or Recapture shall not apply to an
Option or a Stock Appreciation Right to the extent that such Option or Stock Appreciation Right was exercised earlier than six months prior to the Trigger Date. Within ten days after receiving notice from Mattel that Rescission or Recapture is being imposed on any Grant, the Participant shall deliver to Mattel the cash or shares of Common Stock acquired pursuant to such Grant, or, if Participant has sold such Common Stock, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Common Stock that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), Mattel shall promptly refund the exercise price, without earnings, that the Participant paid for the Common Stock. Any payment by the
Participant to Mattel pursuant to this Section 19(d) shall be made either in cash or by returning to Mattel the number of shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery.
It shall not be a basis for Termination, Rescission or Recapture if after a Participant’s Severance, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as
(i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent equity interest in the organization or business.
(e) Upon exercise of an Option or Stock Appreciation Right or payment or delivery of cash or Common Stock pursuant to a Grant, the Participant shall, if requested by the Company, certify on a form acceptable to Mattel that he or she is in compliance with the terms and conditions of the Plan and, if a Severance has occurred, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the
Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.
(f) Notwithstanding the foregoing provisions of this Section 19, Mattel has sole and absolute discretion not to require
Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Grant shall not in any way reduce or eliminate Mattel’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Grant.
(g) Nothing in this Section 19 shall be construed to impose obligations on any Participant to refrain from engaging in lawful competition with the Company after the termination of employment. Furthermore, Section 19(c)(iv) shall not be applicable to Participants who are principally employed or reside in California.
(h) All administrative and discretionary authority given to Mattel under this Section 19 shall be exercised by the most senior human resources executive of Mattel or such other person or committee (including without limitation the
Committee) as the Committee may designate from time to time.
(i) Notwithstanding any provision of this Section 19, if any provision of this Section 19 is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section 19 is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.
(j) Notwithstanding the foregoing, this Section 19 shall not be applicable: (i) to any Participant who at no time is an employee of the Company; (ii) to any Grant made to a Participant for services as an Outside Director or in any capacity other than an employee of the Company; or (iii) to any Participant from and after his or her Severance if such Severance occurs within the 24-month period after a Change in Control.
19A. Compensation Recovery Policy. Notwithstanding any provision in the Plan to the contrary, Grants under this Plan shall be subject to the terms and conditions of the Mattel, Inc. Compensation Recovery Policy, as may be amended from time to time, to the extent applicable.
20. Code Section 409A.
(a) It is the intention of Mattel that no Grant shall be “nonqualified deferred compensation” subject to Code Section 409A, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Grants shall be interpreted, construed and administered in accordance with this intent, so as to avoid the imposition of taxes and penalties on Participants pursuant to Section 409A. The Company shall have no liability to any Participant or otherwise if the Plan or any grant, vesting, exercise or payment of any Grant hereunder are subject to the additional tax and penalties under Code Section 409A. Notwithstanding any other provision of the Plan to the contrary, with respect to any Grant that is subject to Code Section 409A, if a Participant is a “specified employee” (as such term is defined in Code Section 409A and as determined by the Company) as of the Participant’s Severance, any payments
(whether in cash, Common Stock or other property) to be made with respect to the Grant upon the Participant’s
Severance will be accumulated and paid (without interest) on the earlier of (i) first business day of the seventh month following the Participant’s “separation from service” (as such term is defined and used in Code Section 409A) or
(ii) the date of the Participant’s death.

2026 Proxy Statement	A-15

(b) The terms and conditions governing any Grants that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Grants in the event of a Change in Control, shall be set forth in writing, and shall comply in all respects with Code Section 409A. Additionally, to the extent any Grant is subject to Code Section 409A, notwithstanding any provision of the Plan to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Grant, except as permitted by Code Section 409A.
(c) Notwithstanding any other provision of the Plan to the contrary, if a Change in Control occurs that is not a “change in control event” within the meaning of Code Section 409A, and payment or distribution of a Grant that is “nonqualified deferred compensation” subject to Code Section 409A would otherwise be made or commence on the date of such
Change in Control (pursuant to the Plan, the Grant or otherwise), (i) the vesting of such Grant shall accelerate in accordance with the Plan and the Grant, (ii) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Code Section 409A, and (iii) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (ii), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee.
(d) Any deferral election provided to the Company or the Participant under or with respect to any Grant that constitutes, or provides for, a deferral of compensation subject to Code Section 409A (a “Section 409A Grant”) shall satisfy the requirements of Code Section 409A(a)(4)(B) and the Treasury Regulations promulgated thereunder, to the extent applicable, and any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or by such later date as may be permitted by Code
Section 409A and the Treasury Regulations promulgated thereunder.
(e) In the event that a Section 409A Grant permits, under a subsequent election by the Company or the Participant, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A
Grant, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Code
Section 409A(a)(4)(C) and the Treasury Regulations promulgated thereunder.
21. Notice of Disqualifying Disposition. A Participant must notify Mattel if the Participant makes a disqualifying disposition of
Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan.
22. Amendments; Termination; Replacements; No Repricing.
(a) The Board may at any time amend or terminate the Plan. However, no amendment or termination of the Plan may affect an outstanding Grant, except as permitted by Section 22(b) or (c). Furthermore, stockholder approval of an amendment of the Plan shall be required to the extent that (i) the amendment would affect Section 22(d) of the Plan or
(ii) the listing standards of the Nasdaq Stock Market require such approval.
(b) The Committee may adopt special rules, procedures, definitions and other provisions under the Plan, special amendments to Plan provisions, and sub-plans for purposes of complying with applicable local laws and regulations, which may be applicable to specified Grants and/or to specified Participants, as it deems appropriate in its discretion to comply with applicable local laws and regulations, and to otherwise take into account the effects of, and deal appropriately with, local laws, regulations and practices; provided, that none of the foregoing shall alter the rules regarding the shares available under the Plan set forth in Section 5, eligibility for Grants as set forth in Section 6, and the requirement that the per-share exercise price of Options and Stock Appreciation Rights generally be not less than 100% of the Fair Market
Value on the date of grant set forth in Sections 7(b) and 8(c).
(c) The Board or the Committee may unilaterally modify the terms of any outstanding Grant; provided, that no such modification may be made that would impair the rights of the Participant holding the Grant without his or her consent, except to the extent the modification is made to cause the Plan or Grant to comply with applicable laws or regulations, stock exchange rules or accounting rules.
(d) Notwithstanding any other provision of this Plan, except as permitted by Section 17 (or an exemption therefrom) and with the approval of Mattel’s stockholders, (i) in no event may any Option or Stock Appreciation Right be modified by reducing its exercise price, (ii) in no event may any Option or Stock Appreciation Right be cancelled and replaced with a new Option or Stock Appreciation Right with a lower exercise price, and (iii) in no event may any Option or Stock
Appreciation Right be cancelled in exchange for cash or another Grant when the Option or Stock Appreciate Right per share exercise price exceeds the Fair Market Value of the underlying share of Common Stock.

A-16	Mattel, Inc.

Appendix
23. Tax Withholding. Participants shall be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes (or similar amounts due to any governmental or regulatory body)
of any kind (if any) that are required by applicable laws or regulations to be withheld with respect to Grants. Unless otherwise determined by the Company, or as may be otherwise required by applicable laws or regulations, any such withholding obligations may be settled with Common Stock, including Common Stock that is part of the Grant that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding, unless higher withholding is permissible without adverse accounting consequences, may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements (to the extent applicable), and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
24. No Additional Rights.
(a) Neither the adoption of the Plan nor the granting of any Option or Restricted Stock shall:
(i) affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or
(ii) confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause, or to change all other terms and conditions of employment or engagement.
(b) No Participant shall have any rights as a stockholder with respect to any shares covered by a Grant until the date a certificate has been delivered to the Participant or book entries evidencing such shares have been recorded by the
Company or its transfer agent following the exercise of an Option or the receipt of Restricted Stock.
25. Securities Law Restrictions.
(a) No securities shall be issued under the Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal, state, local and foreign securities laws.
(b) The Committee may require certain investment (or other) representations and undertakings in connection with the issuance of securities in connection with the Plan in order to comply with applicable law.
(c) Certificates or book entries evidencing shares of Common Stock delivered under the Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates or book entries to refer to those restrictions.
(d) All transactions involving Grants and all transactions pursuant to the Plan are subject to Mattel’s Insider Trading Policy or any similar or successor policy.
26. Indemnification. To the maximum extent permitted by law, Mattel shall indemnify each member of the Committee and of the
Board, as well as any other employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan, unless the losses are due to the individual’s gross negligence or lack of good faith. The
Company will have the right to select counsel and to control the prosecution or defense of the suit. The Company will not be required to indemnify any person for any amount incurred through any settlement unless Mattel consents in writing to the settlement.
27. Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, Outside
Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other law, the
Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the
Plan; (b) determine which employees, Outside Directors or Consultants outside the United States are eligible to participate in the
Plan; (c) modify the terms and conditions of any Grant to such individuals outside the United States to comply with law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 5 or the individual limits contained in Section 5(e); and (e) take any action, before or after a Grant is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
28. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

GENUINE Frankie BY MATTEL

MATCHBOX
THE MOVIE
ARRIVING
FALL 26

UNO
WILD
+4
+2

©2026 Mattel. All Rights Reserved.

Mercedes-Benz
MG SL
"Mercedes-Benz" and ⊛ are the intellectual property of Mercedes-Benz Group AG.
They are used by Mattel, Inc. under license.

MATTEL, INC.
333 CONTINENTAL BLVD.
EL SEGUNDO, CA 90245-5012

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.ProxyVote.com or scan the QR Barcode above**

Use the Internet for electronic delivery of information and to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or, for PIP Shares, until the PIP Shares Special Voting Cut-Off Date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. See reverse side for information on voting PIP Shares.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MAT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or, for PIP Shares, until the PIP Shares Special Voting Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, on or before May 27, 2026 or, if applicable, the PIP Shares Special Voting Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90196-P46753 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MATTEL, INC.

Company Proposals

The Board of Directors recommends a vote "FOR" all nominees listed.

1. Election of Directors.

Nominees:

		For	Against	Abstain
1a.	Adriana Cisneros	☐	☐	☐
1b.	Diana Ferguson	☐	☐	☐
1c.	Julius Genachowski	☐	☐	☐
1d.	Prof. Noreena Hertz	☐	☐	☐
1e.	Ynon Kreiz	☐	☐	☐
1f.	Soren Laursen	☐	☐	☐
1g.	Roger Lynch	☐	☐	☐
1h.	Dominic Ng	☐	☐	☐
1i.	Dr. Judy Olian	☐	☐	☐
1j.	Dawn Ostroff	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposal 2.	For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.'s independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐
The Board of Directors recommends a vote "FOR" Proposal 3.			
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
The Board of Directors recommends a vote "FOR" Proposal 4.			
4. Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

(**NOTE:** Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MATTEL, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The 2026 Annual Meeting of Stockholders of Mattel, Inc. will be held on Thursday, May 28, 2026 at 1:00 p.m. (Los Angeles time), virtually at www.virtualshareholdermeeting.com/MAT2026. We will consider and act on the following items of business at the Annual Meeting:

1. Election of the ten (10) director nominees named in the Mattel, Inc. Proxy Statement.
2. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.'s independent registered public accounting firm for the year ending December 31, 2026.
3. Advisory vote to approve named executive officer compensation.
4. Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan.
5. Such other business as may properly come before the Annual Meeting.

If you were a holder of record of Mattel, Inc. Common Stock at the close of business on March 30, 2026, you are entitled to notice of and to vote during the Annual Meeting.

By Order of the Board of Directors

Jonathan Anschell, Secretary

El Segundo, California, April 14, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2026 Proxy Statement and Notice of Annual Meeting of Stockholders and 2025 Annual Report are available at www.ProxyVote.com.

V90197-P46753

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MATTEL, INC.

The undersigned stockholder of Mattel, Inc. hereby appoints Ynon Kreiz and Jonathan Anschell, and each of them, as proxy holders with full power of substitution, to represent and to vote all shares of Mattel, Inc. Common Stock held of record by the undersigned on March 30, 2026, at Mattel, Inc.'s Annual Meeting of Stockholders, to be held on May 28, 2026 at 1:00 p.m. (Los Angeles time), virtually at www.virtualshareholdermeeting.com/MAT2026, and any adjournment or postponement thereof, with all powers the undersigned would possess if personally present. The proxy holders will vote as directed by the undersigned. If the undersigned gives no directions, the proxy holders will vote in accordance with the Board's recommendations. The proxy holders will vote in their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, among other things, any proposal to adjourn the meeting to another time or place for the purposes of soliciting additional proxies. If any of the nominees for director listed on the reverse side should be unavailable, the persons named as proxy holders herein may vote for substitute nominees at their discretion.

The following applies only with regard to any shares of Mattel, Inc. Common Stock that you held as of March 30, 2026 as a participant in the Mattel, Inc. Personal Investment Plan ("PIP"), a 401(k) plan ("PIP Shares"): As a named fiduciary for voting purposes, you hereby direct Fidelity Management Trust Company, as Trustee for the PIP, to vote the PIP Shares. You understand that you may mail this proxy card on a confidential basis to Broadridge, acting as tabulation agent, or vote by Internet or telephone as described on the reverse side of this card, and that the voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 22, 2026 ("PIP Shares Special Voting Cut-Off Date"). If the instructions are not received by that date, or if the instructions are invalid because this form is not properly signed and dated, the PIP Shares will be voted in accordance with the terms of the PIP.

Your telephone or Internet vote authorizes the named proxy holders and/or the PIP Trustee to vote the shares in the same manner as if you marked, signed, and returned your proxy card.

If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card.

(Continued, and to be marked, dated, and signed on reverse side.)